UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-3010

Fidelity Advisor Series VII
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant Secretary

245 Summer St.

Boston, Massachusetts  02210
(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2016

Item 1.

Reports to Stockholders

Fidelity Advisor Focus Funds®
Class A, Class T, Class C and Class I

Fidelity Advisor® Biotechnology Fund

Fidelity Advisor® Communications Equipment Fund

Fidelity Advisor® Consumer Discretionary Fund

Fidelity Advisor® Electronics Fund
(To be renamed Fidelity Advisor® Semiconductors Fund)

Fidelity Advisor® Energy Fund

Fidelity Advisor® Financial Services Fund

Fidelity Advisor® Health Care Fund

Fidelity Advisor® Industrials Fund

Fidelity Advisor® Technology Fund

Fidelity Advisor® Utilities Fund

Annual Report

July 31, 2016

Contents

Fidelity Advisor® Biotechnology Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Fidelity Advisor® Communications Equipment Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Fidelity Advisor® Consumer Discretionary Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Fidelity Advisor® Electronics Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Fidelity Advisor® Energy Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Fidelity Advisor® Financial Services Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Fidelity Advisor® Health Care Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Fidelity Advisor® Industrials Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Fidelity Advisor® Technology Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Fidelity Advisor® Utilities Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Fidelity Advisor® Biotechnology Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2016	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(32.65)%	21.22%	13.77%
Class T (incl. 3.50% sales charge)	(31.24)%	21.41%	13.72%
Class C (incl. contingent deferred sales charge)	(29.74)%	21.74%	13.60%
Class I	(28.32)%	23.02%	14.80%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Biotechnology Fund - Class A on July 31, 2006, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$36,340	Fidelity Advisor® Biotechnology Fund - Class A
$21,089	S&P 500® Index

Fidelity Advisor® Biotechnology Fund

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained modestly for the year ending July 31, 2016, overcoming persistent concern about global economic growth, uncertainty regarding U.S. monetary policy and the U.K.’s late-June vote to leave the European Union, dubbed Brexit. The S&P 500® index rose 5.61%, with larger-cap, value-oriented stocks and defensive sectors shining brightest. Volatility peaked in the early weeks of 2016, as continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009. Markets then rose beginning in February amid U.S. job gains, a broad rally in energy and materials markets, global economic stimulus and perceived softening of monetary policy by the U.S. Federal Reserve. The June 23 Brexit vote surprised markets and resulted in a sharp two-day decline for stocks, followed by a rebound as investor sentiment shifted and remained positive through July 31. For the year, dividend-rich telecom services (+26%), utilities (+23%) and consumer staples (+12%) led the way amid strong investor demand for yield. Industrials (+10%) and information technology (+10%) also outperformed, as did materials (+8%), despite a weak commodities environment overall. Conversely, a strong run for real estate stocks couldn’t keep financials (-4%) from losing ground, as low interest rates continued to squeeze bank profits.

Comments from Portfolio Manager Rajiv Kaul:  For the year, the fund’s share classes (excluding sales charges, if applicable) finished about 9 percentage points behind the -19.93% return of the industry benchmark, the MSCI U.S. IMI Biotechnology 25/50 Index. It also finished well behind the broad-market S&P 500®. Small- and mid-cap biotech companies with emerging drug portfolios that were favored in the fund trailed the larger companies that dominated the index. During the period, biotechnology was hurt by calls for tighter regulation of drug pricing, coupled with some negative clinical outcomes and a generally more defensive investor mindset. Stock selection in biotechnology accounted for nearly all of the fund’s underperformance, while non-benchmark exposure in pharmaceuticals and several other groups further detracted. Versus the MSCI industry benchmark, the fund's two largest detractors were our underweightings in outperforming benchmark components Amgen and AbbVie. For a while the fund held a modest position in hemophilia specialist Baxalta, another index name that hampered relative results. I liquidated the position in August 2015, shortly after the company received a buyout offer and its shares spiked higher. The sale seemed timely: Baxalta rebuffed the initial offer and its shares trended lower. Unfortunately for the fund, Baxalta’s shares rebounded on news of a revised deal, which closed in June. We missed this advance when I did not repurchase the stock after closing the position in August. On the plus side, the fund’s top relative contributor was a non-benchmark stake in Denmark-based Genmab, whose share price nearly doubled this period. The company received early U.S. approval for Darzalex®, a new drug for treating bone-marrow cancer, with its stock price bolstered further upon subsequent positive clinical results. I reduced the fund’s share count here by roughly a third to nail down profits. Elsewhere, the fund benefited from positions in two non-benchmark stocks purchased while the companies were still private and that did well after they went public: Myokardia and Dermira. The former has a heart medicine that tested well in early trials, while Dermira, a specialist in skin treatments, announced the start of a phase 3 program to test Cimzia®, its psoriasis medication.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Biotechnology Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Regeneron Pharmaceuticals, Inc.	7.7	5.5
Biogen, Inc.	7.0	6.5
Celgene Corp.	7.0	6.1
Gilead Sciences, Inc.	6.0	4.7
Alexion Pharmaceuticals, Inc.	5.9	6.2
Vertex Pharmaceuticals, Inc.	4.5	4.0
BioMarin Pharmaceutical, Inc.	3.5	3.8
Incyte Corp.	2.7	3.1
Medivation, Inc.	1.8	1.7
Seattle Genetics, Inc.	1.7	1.2
	47.8

Top Industries (% of fund's net assets)

As of July 31, 2016
Biotechnology	88.3%
Pharmaceuticals	10.2%
Health Care Equipment & Supplies	0.2%
Health Care Technology	0.2%
Health Care Providers & Services	0.1%
All Others*	1.0%

As of January 31, 2016
Biotechnology	86.9%
Pharmaceuticals	12.3%
Health Care Equipment & Supplies	0.3%
Capital Markets	0.1%
Health Care Providers & Services	0.1%
All Others*	0.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Fidelity Advisor® Biotechnology Fund

Investments July 31, 2016

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value
Biotechnology - 87.0%
Biotechnology - 87.0%
AbbVie, Inc. (a)	64,935	$3,870,581
ACADIA Pharmaceuticals, Inc. (b)(c)	499,986	18,519,481
Acceleron Pharma, Inc. (b)	594,191	20,154,959
Achillion Pharmaceuticals, Inc. (b)	937,182	7,759,867
Acorda Therapeutics, Inc. (b)	316,753	8,007,516
Actelion Ltd.	129,712	23,006,080
Adamas Pharmaceuticals, Inc. (b)(c)	910,248	13,744,745
Adaptimmune Therapeutics PLC sponsored ADR (b)	823,742	6,688,785
ADMA Biologics, Inc. (b)	50,300	394,855
Aduro Biotech, Inc. (b)(c)	185,318	2,720,468
Aduro Biotech, Inc. (a)	345,762	5,075,786
Advanced Accelerator Applications SA sponsored ADR	36,600	1,145,214
Adverum Biotechnologies, Inc. (b)	125,129	452,967
Aegerion Pharmaceuticals, Inc. (b)(c)	978,823	1,409,505
Agenus, Inc. (b)(c)	487,360	2,704,848
Agenus, Inc. warrants 1/9/18 (b)	452,000	4,402
Agios Pharmaceuticals, Inc. (b)	42,471	1,920,963
Aimmune Therapeutics, Inc. (b)(c)	285,941	3,428,433
Aimmune Therapeutics, Inc. (a)	460,107	5,516,683
Akebia Therapeutics, Inc. (b)	228,277	2,043,079
Alder Biopharmaceuticals, Inc. (b)(c)	724,713	23,263,287
Aldeyra Therapeutics, Inc. (b)(c)	586,559	3,607,338
Alexion Pharmaceuticals, Inc. (b)	1,282,615	164,944,289
Alkermes PLC (b)	393,503	19,635,800
Alnylam Pharmaceuticals, Inc. (b)	233,035	15,865,023
AMAG Pharmaceuticals, Inc. (b)(c)	847,577	22,486,218
Amarin Corp. PLC ADR (b)(c)	381,894	1,012,019
Amgen, Inc.	37,161	6,392,807
Amicus Therapeutics, Inc. (b)(c)	892,770	5,999,414
Applied Genetic Technologies Corp. (b)	178,436	2,681,893
Ardelyx, Inc. (b)(c)	975,301	10,416,215
ARIAD Pharmaceuticals, Inc. (b)(c)	512,428	4,873,190
Array BioPharma, Inc. (b)	378,104	1,414,109
Ascendis Pharma A/S sponsored ADR (b)	35,700	514,080
Asterias Biotherapeutics, Inc. (c)	115,938	346,655
Asterias Biotherapeutics, Inc. warrants 9/30/16 (b)(c)	23,187	5,333
Atara Biotherapeutics, Inc. (b)(c)	564,048	13,537,152
aTyr Pharma, Inc. (b)	45,620	155,564
aTyr Pharma, Inc. (a)	55,238	188,362
Audentes Therapeutics, Inc.	72,600	1,068,672
Axovant Sciences Ltd. (b)	146,461	2,167,623
Bellicum Pharmaceuticals, Inc. (b)(c)	99,902	1,586,444
Biogen, Inc. (b)	670,947	194,527,664
BioMarin Pharmaceutical, Inc. (b)	988,290	98,255,792
BioTime, Inc. warrants 10/1/18 (b)	2	1
bluebird bio, Inc. (b)	35,449	2,026,974
Blueprint Medicines Corp. (b)	313,700	6,935,907
Calithera Biosciences, Inc. (b)(c)	75,858	240,470
Catabasis Pharmaceuticals, Inc. (b)(c)	138,100	530,304
Catalyst Pharmaceutical Partners, Inc.:
warrants 5/2/17 (b)	8,557	145
warrants 5/30/17 (b)	17,900	850
Celgene Corp. (b)	1,731,990	194,311,958
Celldex Therapeutics, Inc. (b)(c)	827,627	3,823,637
Cepheid, Inc. (b)	51,400	1,815,962
Cerulean Pharma, Inc. (b)(c)	680,642	1,967,055
Chiasma, Inc. (b)(c)	29,900	79,235
Chiasma, Inc. (a)	325,192	861,759
Chiasma, Inc. warrants	81,298	58,709
Chimerix, Inc. (b)	281,786	1,124,326
Cidara Therapeutics, Inc. (b)	19,000	225,910
Cidara Therapeutics, Inc. (a)	223,967	2,662,968
Clovis Oncology, Inc. (b)(c)	108,332	1,546,981
Colucid Pharmaceuticals, Inc. (b)	13,874	120,704
Corvus Pharmaceuticals, Inc.	25,200	331,380
Corvus Pharmaceuticals, Inc.	180,163	2,250,686
CTI BioPharma Corp. (b)	26,193	8,775
Cytokinetics, Inc. (b)	276,179	3,071,110
Cytokinetics, Inc. warrants 6/25/17 (b)	244,500	242,444
CytomX Therapeutics, Inc. (a)	64,961	653,508
DBV Technologies SA sponsored ADR (b)	258,000	8,926,800
Dicerna Pharmaceuticals, Inc. (b)	125,106	401,590
Dynavax Technologies Corp. (b)(c)	298,419	4,604,605
Edge Therapeutics, Inc. (b)	40,735	395,130
Editas Medicine, Inc. (c)	165,012	4,244,109
Editas Medicine, Inc.	53,545	1,363,406
Emergent BioSolutions, Inc. (b)	77,655	2,592,900
Enanta Pharmaceuticals, Inc. (b)	43,787	984,770
Epizyme, Inc. (b)(c)	2,443,973	25,319,560
Esperion Therapeutics, Inc. (b)(c)	151,103	1,640,979
Exact Sciences Corp. (b)(c)	323,359	5,619,979
Exelixis, Inc. (b)(c)	1,040,940	9,555,829
Fate Therapeutics, Inc. (b)(c)	234,604	485,630
Fibrocell Science, Inc. (b)	174,200	189,878
FibroGen, Inc. (b)	74,322	1,421,780
Five Prime Therapeutics, Inc. (b)	63,800	3,234,022
Foundation Medicine, Inc. (b)(c)	36,000	841,320
Galapagos Genomics NV sponsored ADR (b)	253,629	13,992,712
Genmab A/S (b)	258,002	46,764,571
Genomic Health, Inc. (b)	54,120	1,571,104
GenSight Biologics SA	105,964	947,742
Geron Corp. (b)(c)	4,760,774	12,758,874
Gilead Sciences, Inc.	2,115,176	168,093,037
Global Blood Therapeutics, Inc. (b)(c)	576,467	10,307,230
Halozyme Therapeutics, Inc. (b)(c)	1,238,095	12,306,664
Heron Therapeutics, Inc. (b)(c)	475,742	7,906,832
Histogenics Corp. (b)	597,234	1,134,745
Ignyta, Inc. (b)	362,172	1,995,568
Immune Design Corp. (b)	68,300	523,861
ImmunoGen, Inc. (b)(c)	549,734	1,528,261
Immunomedics, Inc. (b)(c)	224,184	594,088
Incyte Corp. (b)	844,179	76,153,388
Insys Therapeutics, Inc. (b)(c)	191,294	2,993,751
Intellia Therapeutics, Inc. (c)	157,502	2,979,938
Intellia Therapeutics, Inc.	78,635	1,338,997
Intercept Pharmaceuticals, Inc. (b)(c)	175,060	30,290,632
Intrexon Corp. (b)(c)	141,908	3,594,530
Ionis Pharmaceuticals, Inc. (b)	402,940	11,761,819
Ironwood Pharmaceuticals, Inc. Class A (b)	571,851	8,080,255
Juno Therapeutics, Inc. (b)	8,100	250,533
Juno Therapeutics, Inc. (a)(b)	214,673	6,639,836
Karyopharm Therapeutics, Inc. (b)(c)	1,159,016	8,553,538
Keryx Biopharmaceuticals, Inc. (b)(c)	530,639	3,905,503
Kite Pharma, Inc. (b)(c)	590,320	33,429,822
Kura Oncology, Inc. (b)	921,702	3,806,629
La Jolla Pharmaceutical Co. (b)	290,700	4,941,900
Lexicon Pharmaceuticals, Inc. (b)(c)	727,537	11,873,404
Ligand Pharmaceuticals, Inc. Class B (b)(c)	105,412	14,217,971
Lion Biotechnologies, Inc. (b)	342,646	3,028,991
Loxo Oncology, Inc. (b)(c)	426,121	10,959,832
Macrogenics, Inc. (b)	566,002	17,314,001
MediciNova, Inc. (b)(c)	520,480	3,226,976
Medivation, Inc. (b)	784,209	50,181,534
Merrimack Pharmaceuticals, Inc. (b)	559,932	3,247,606
MiMedx Group, Inc. (b)(c)	175,513	1,314,592
Minerva Neurosciences, Inc. (b)	1,660,580	18,432,438
Mirna Therapeutics, Inc. (b)	254,090	1,084,964
Momenta Pharmaceuticals, Inc. (b)	121,037	1,362,877
Myriad Genetics, Inc. (b)	123,557	3,827,796
NantKwest, Inc. (b)(c)	150,078	1,025,033
Neurocrine Biosciences, Inc. (b)	669,028	33,605,276
NewLink Genetics Corp. (b)(c)	52,479	555,228
Nivalis Therapeutics, Inc. (b)	18,600	87,048
Novavax, Inc. (b)(c)	2,767,531	20,258,327
Novelos Therapeutics, Inc. warrants 12/6/16 (b)	137,600	1
OncoMed Pharmaceuticals, Inc. (b)(c)	132,870	1,611,713
Ophthotech Corp. (b)	647,737	41,610,625
Opko Health, Inc. (b)(c)	160,459	1,596,567
Oragenics, Inc. (b)	207,908	149,694
Osiris Therapeutics, Inc. (c)	203,971	1,019,855
OvaScience, Inc. (b)	171,745	865,595
Portola Pharmaceuticals, Inc. (b)	495,288	12,857,676
Progenics Pharmaceuticals, Inc. (b)(c)	459,170	2,686,145
ProQR Therapeutics BV (b)	237,916	1,165,788
Proteon Therapeutics, Inc. (b)(c)	27,059	216,472
Prothena Corp. PLC (b)	128,634	7,081,302
PTC Therapeutics, Inc. (b)(c)	72,400	432,228
Puma Biotechnology, Inc. (b)	324,894	16,208,962
Radius Health, Inc. (b)(c)	975,562	45,968,481
Raptor Pharmaceutical Corp. (b)	799,023	4,706,245
Regeneron Pharmaceuticals, Inc. (b)	507,017	215,543,062
REGENXBIO, Inc. (b)	177,842	1,452,969
Regulus Therapeutics, Inc. (b)(c)	265,221	946,839
Repligen Corp. (b)	214,627	6,138,332
Retrophin, Inc. (b)	446,427	8,004,436
Sage Therapeutics, Inc. (b)	262,168	11,760,856
Sangamo Biosciences, Inc. (b)	375,552	2,377,244
Sarepta Therapeutics, Inc. (b)(c)	373,597	9,444,532
Seattle Genetics, Inc. (b)	1,006,257	48,360,711
Selecta Biosciences, Inc.	58,800	646,800
Seres Therapeutics, Inc. (b)	237,191	2,594,870
Seres Therapeutics, Inc. (a)	352,270	3,853,834
Spark Therapeutics, Inc. (b)	314,145	18,201,561
Spectrum Pharmaceuticals, Inc. (b)	338,247	2,323,757
Stemline Therapeutics, Inc. (b)(c)	348,093	2,575,888
Syndax Pharmaceuticals, Inc. (c)	136,100	1,690,362
Syndax Pharmaceuticals, Inc.	276,047	3,257,079
Syros Pharmaceuticals, Inc.	57,578	665,602
Syros Pharmaceuticals, Inc.	62,568	650,957
TESARO, Inc. (b)(c)	382,937	35,705,046
TG Therapeutics, Inc. (b)(c)	1,053,096	6,223,797
Threshold Pharmaceuticals, Inc. (b)	26,804	13,691
Tobira Therapeutics, Inc. (b)(c)	156,150	673,007
Trevena, Inc. (b)	286,767	1,798,029
Ultragenyx Pharmaceutical, Inc. (b)	366,427	23,187,501
uniQure B.V. (b)	49,229	357,895
United Therapeutics Corp. (b)	108,594	13,140,960
Versartis, Inc. (b)(c)	355,976	4,093,724
Vertex Pharmaceuticals, Inc. (b)	1,286,819	124,821,443
Vical, Inc. (b)	65,986	273,842
Vitae Pharmaceuticals, Inc. (b)	826,902	8,806,506
Vital Therapies, Inc. (b)	285,060	1,773,073
Voyager Therapeutics, Inc. (b)(c)	1,016,525	14,983,579
Voyager Therapeutics, Inc. (a)	282,352	4,161,868
Xencor, Inc. (b)	357,308	6,767,414
Zafgen, Inc. (b)(c)	1,356,174	4,122,769
		2,424,549,643
Capital Markets - 0.1%
Asset Management & Custody Banks - 0.1%
RPI International Holdings LP (d)	12,210	1,597,679
Health Care Equipment & Supplies - 0.2%
Health Care Equipment - 0.2%
Bellerophon Therapeutics, Inc. (b)(c)	227,700	368,874
Novocure Ltd. (b)(c)	136,518	1,026,615
Novocure Ltd. (a)	155,553	1,169,759
Vermillion, Inc. (b)(c)	991,800	1,358,766
Zosano Pharma Corp. (b)	598,503	1,035,410
		4,959,424
Health Care Technology - 0.1%
Health Care Technology - 0.1%
NantHealth, Inc. (c)	157,320	1,588,932
Life Sciences Tools & Services - 0.0%
Life Sciences Tools & Services - 0.0%
JHL Biotech, Inc. (b)	412,540	920,530
Transgenomic, Inc. (b)	13,500	5,009
Transgenomic, Inc. warrants 2/3/17 (b)	81,000	1
		925,540
Personal Products - 0.0%
Personal Products - 0.0%
MYOS Corp. (b)	6,666	11,532
Pharmaceuticals - 10.1%
Pharmaceuticals - 10.1%
Achaogen, Inc. (b)	125,415	492,881
Adimab LLC unit (b)(d)(e)	398,401	9,577,560
Afferent Pharmaceuticals, Inc. rights 12/31/24	1,915,787	1,762,524
Aradigm Corp. (b)	8,786	40,943
Auris Medical Holding AG (b)	261,667	1,049,285
Avexis, Inc. (c)	172,699	6,498,663
Axsome Therapeutics, Inc. (b)(c)	902,260	7,055,673
Cempra, Inc. (b)(c)	1,143,578	20,550,097
Dermira, Inc. (b)	566,145	18,999,826
Egalet Corp. (b)(c)	1,252,974	9,259,478
GW Pharmaceuticals PLC ADR (b)(c)	214,915	20,270,783
Horizon Pharma PLC (b)	1,562,509	30,140,799
Intra-Cellular Therapies, Inc. (b)	159,154	6,493,483
Jazz Pharmaceuticals PLC (b)	254,367	38,401,786
MyoKardia, Inc. (b)(c)	709,234	12,532,165
MyoKardia, Inc. (a)	484,646	8,563,695
Nektar Therapeutics (b)	218,632	3,780,147
NeurogesX, Inc. (b)	150,000	750
Ocular Therapeutix, Inc. (b)	337,771	1,476,059
Pacira Pharmaceuticals, Inc. (b)(c)	411,984	14,934,420
Paratek Pharmaceuticals, Inc. (b)(c)	799,460	10,289,050
Parnell Pharmaceuticals Holdings Ltd. (b)(c)	123,569	197,710
Reata Pharmaceuticals, Inc. (c)	113,100	1,812,993
Repros Therapeutics, Inc. (b)(c)	652,054	1,382,354
Tetraphase Pharmaceuticals, Inc. (b)	378,131	1,520,087
The Medicines Company (b)	565,722	22,125,387
TherapeuticsMD, Inc. (b)(c)	1,497,500	11,635,575
Theravance Biopharma, Inc. (b)(c)	367,503	9,375,002
WAVE Life Sciences (b)	138,344	2,671,423
WAVE Life Sciences (a)	230,144	4,444,081
Zogenix, Inc. (b)(c)	489,311	4,467,409
Zogenix, Inc. warrants 7/27/17 (b)	32,985	313
		281,802,401
TOTAL COMMON STOCKS
(Cost $2,526,480,292)		2,715,435,151

Preferred Stocks - 1.6%
Convertible Preferred Stocks - 1.6%
Biotechnology - 1.3%
Biotechnology - 1.3%
23andMe, Inc. Series E (b)(d)	341,730	3,243,018
AC Immune SA Series E (d)	101,250	976,050
Immunocore Ltd. Series A (d)	17,149	4,005,136
Jounce Therapeutics, Inc. Series B (b)(d)	1,591,779	5,507,555
Moderna LLC:
Series D, 8.00% (b)(d)	26,918	2,363,400
Series E (b)(d)	54,410	4,777,198
Ovid Therapeutics, Inc. Series B (d)	246,448	917,279
Pronutria Biosciences, Inc. Series C (b)(d)	341,857	5,876,522
RaNA Therapeutics LLC Series B (d)	1,310,353	744,281
Scholar Rock LLC Series B (d)	1,083,994	2,306,739
Twist Bioscience Corp.:
Series C (b)(d)	1,866,791	4,005,573
Series D (d)	453,587	973,262
		35,696,013
Health Care Providers & Services - 0.1%
Health Care Services - 0.1%
Allena Pharmaceuticals, Inc. Series C (d)	1,505,538	2,681,363
Health Care Technology - 0.1%
Health Care Technology - 0.1%
Codiak Biosciences, Inc.:
Series A (d)	213,402	464,149
Series B (d)	693,558	1,508,489
		1,972,638
Pharmaceuticals - 0.1%
Pharmaceuticals - 0.1%
Afferent Pharmaceuticals, Inc. Series C (b)(d)	1,915,787	862,104
Kolltan Pharmaceuticals, Inc. Series D (b)(d)	1,610,391	1,562,079
Stemcentrx, Inc. Series G (d)	208,907	576,583
		3,000,766

TOTAL CONVERTIBLE PREFERRED STOCKS		43,350,780

Nonconvertible Preferred Stocks - 0.0%
Biotechnology - 0.0%
Biotechnology - 0.0%
Yumanity Holdings LLC Class A (d)	151,084	1,166,368
TOTAL PREFERRED STOCKS
(Cost $38,628,897)		44,517,148

Money Market Funds - 8.8%
Fidelity Cash Central Fund, 0.42% (f)	19,108,558	19,108,558
Fidelity Securities Lending Cash Central Fund, 0.45% (f)(g)	225,806,035	225,806,035
TOTAL MONEY MARKET FUNDS
(Cost $244,914,593)		244,914,593
TOTAL INVESTMENT PORTFOLIO - 107.9%
(Cost $2,810,023,782)		3,004,866,892
NET OTHER ASSETS (LIABILITIES) - (7.9)%		(218,935,479)
NET ASSETS - 100%		$2,785,931,413

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $47,662,720 or 1.7% of net assets.

 (b) Non-income producing

 (c) Security or a portion of the security is on loan at period end.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $55,692,388 or 2.0% of net assets.

 (e) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
23andMe, Inc. Series E	6/18/15	$3,700,003
AC Immune SA Series E	10/19/15	$975,669
Adimab LLC unit	9/17/14 - 6/5/15	$6,416,091
Allena Pharmaceuticals, Inc. Series C	11/25/15	$3,989,676
Codiak Biosciences, Inc. Series A	11/12/15	$213,402
Codiak Biosciences, Inc. Series B	11/12/15	$2,080,674
Immunocore Ltd. Series A	7/27/15	$3,227,085
Jounce Therapeutics, Inc. Series B	4/17/15	$3,597,421
Kolltan Pharmaceuticals, Inc. Series D	3/13/14	$1,610,391
Moderna LLC Series D, 8.00%	11/6/13	$574,161
Moderna LLC Series E	12/18/14	$3,355,465
Ovid Therapeutics, Inc. Series B	8/10/15	$1,535,371
Pronutria Biosciences, Inc. Series C	1/30/15	$3,445,919
RaNA Therapeutics LLC Series B	7/17/15	$1,415,181
RPI International Holdings LP	5/21/15	$1,439,559
Scholar Rock LLC Series B	12/17/15	$3,251,982
Stemcentrx, Inc. Series G	7/19/16	$0
Twist Bioscience Corp. Series C	5/29/15	$2,800,000
Twist Bioscience Corp. Series D	1/8/16	$973,262
Yumanity Holdings LLC Class A	2/8/16	$1,021,131

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$51,285
Fidelity Securities Lending Cash Central Fund	5,967,392
Total	$6,018,677

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Adamas Pharmaceuticals, Inc.	$22,064,924	$3,508,766	$2,028,541	$--	$--
Aegerion Pharmaceuticals, Inc.	27,497,252	--	2,124,959	--	--
Egalet Corp.	5,675,368	9,528,212	--	--	--
Histogenics Corp.	4,284,042	--	150,135	--	--
Total	$59,521,586	$13,036,978	$4,303,635	$--	$--

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$2,715,435,151	$2,689,458,067	$13,038,571	$12,938,513
Preferred Stocks	44,517,148	--	--	44,517,148
Money Market Funds	244,914,593	244,914,593	--	--
Total Investments in Securities:	$3,004,866,892	$2,934,372,660	$13,038,571	$57,455,661

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Other Investments in Securities
Beginning Balance	$13,219,438
Total Realized Gain (Loss)	--
Total Unrealized Gain (Loss)	878,637
Cost of Purchases	1,777,471
Proceeds of Sales	(878,043)
Amortization/Accretion	--
Transfers in to Level 3	900
Transfers out of Level 3	(2,059,890)
Ending Balance	$12,938,513
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2016	$2,062,649
Preferred Stocks
Beginning Balance	$59,208,008
Total Realized Gain (Loss)	6,665,987
Total Unrealized Gain (Loss)	(3,996,386)
Cost of Purchases	19,076,628
Proceeds of Sales	(36,437,089)
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	--
Ending Balance	$44,517,148
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2016	$4,790,875

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Biotechnology Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2016
Assets
Investment in securities, at value (including securities loaned of $222,918,160) — See accompanying schedule: Unaffiliated issuers (cost $2,565,109,189)	$2,759,952,299
Fidelity Central Funds (cost $244,914,593)	244,914,593
Total Investments (cost $2,810,023,782)		$3,004,866,892
Restricted cash		77,501
Receivable for investments sold		19,074,461
Receivable for fund shares sold		3,834,465
Dividends receivable		37,014
Distributions receivable from Fidelity Central Funds		342,937
Other receivables		23,972
Total assets		3,028,257,242
Liabilities
Payable to custodian bank	$81,379
Payable for investments purchased	5,685,019
Payable for fund shares redeemed	8,151,952
Accrued management fee	1,222,352
Distribution and service plan fees payable	799,206
Other affiliated payables	513,383
Other payables and accrued expenses	66,503
Collateral on securities loaned, at value	225,806,035
Total liabilities		242,325,829
Net Assets		$2,785,931,413
Net Assets consist of:
Paid in capital		$2,817,129,523
Accumulated net investment loss		(8,484,890)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(217,556,330)
Net unrealized appreciation (depreciation) on investments		194,843,110
Net Assets		$2,785,931,413
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($1,080,733,486 ÷ 50,514,826 shares)		$21.39
Maximum offering price per share (100/94.25 of $21.39)		$22.69
Class T:
Net Asset Value and redemption price per share ($131,928,355 ÷ 6,470,464 shares)		$20.39
Maximum offering price per share (100/96.50 of $20.39)		$21.13
Class C:
Net Asset Value and offering price per share ($665,035,557 ÷ 35,535,901 shares)(a)		$18.71
Class I:
Net Asset Value, offering price and redemption price per share ($908,234,015 ÷ 40,330,052 shares)		$22.52

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2016
Investment Income
Dividends		$5,124,770
Interest		11,890
Income from Fidelity Central Funds (including $5,967,392 from security lending)		6,018,677
Total income		11,155,337
Expenses
Management fee	$17,110,806
Transfer agent fees	6,179,726
Distribution and service plan fees	11,124,157
Accounting and security lending fees	952,065
Custodian fees and expenses	151,517
Independent trustees' fees and expenses	64,278
Registration fees	165,254
Audit	84,248
Legal	38,825
Interest	7,340
Miscellaneous	43,561
Total expenses before reductions	35,921,777
Expense reductions	(76,839)	35,844,938
Net investment income (loss)		(24,689,601)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(186,806,152)
Other affiliated issuers	(18,917,558)
Foreign currency transactions	(256,329)
Total net realized gain (loss)		(205,980,039)
Change in net unrealized appreciation (depreciation) on investment securities		(1,017,727,981)
Net gain (loss)		(1,223,708,020)
Net increase (decrease) in net assets resulting from operations		$(1,248,397,621)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2016	Year ended July 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(24,689,601)	$(22,504,330)
Net realized gain (loss)	(205,980,039)	265,529,861
Change in net unrealized appreciation (depreciation)	(1,017,727,981)	881,295,858
Net increase (decrease) in net assets resulting from operations	(1,248,397,621)	1,124,321,389
Distributions to shareholders from net investment income	–	(69,565)
Distributions to shareholders from net realized gain	(189,321,949)	(51,362,234)
Total distributions	(189,321,949)	(51,431,799)
Share transactions - net increase (decrease)	98,205,004	1,521,666,795
Redemption fees	265,724	97,303
Total increase (decrease) in net assets	(1,339,248,842)	2,594,653,688
Net Assets
Beginning of period	4,125,180,255	1,530,526,567
End of period	$2,785,931,413	$4,125,180,255
Other Information
Accumulated net investment loss end of period	$(8,484,890)	$–

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Biotechnology Fund Class A

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$31.43	$20.19	$17.25	$11.79	$8.81
Income from Investment Operations
Net investment income (loss)A	(.16)	(.20)	(.13)	(.09)	(.07)
Net realized and unrealized gain (loss)	(8.48)	12.04	3.12	6.24	3.05
Total from investment operations	(8.64)	11.84	2.99	6.15	2.98
Distributions from net realized gain	(1.40)	(.60)	(.05)	(.69)	–
Total distributions	(1.40)	(.60)	(.05)	(.69)	–
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$21.39	$31.43	$20.19	$17.25	$11.79
Total ReturnC,D	(28.55)%	59.66%	17.38%	54.94%	33.83%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.05%	1.04%	1.08%	1.15%	1.27%
Expenses net of fee waivers, if any	1.05%	1.04%	1.08%	1.15%	1.27%
Expenses net of all reductions	1.04%	1.04%	1.08%	1.14%	1.27%
Net investment income (loss)	(.69)%	(.75)%	(.68)%	(.63)%	(.73)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,080,733	$1,560,528	$602,625	$286,695	$68,993
Portfolio turnover rateG	29%	26%	50%	22%	82%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Biotechnology Fund Class T

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$30.06	$19.39	$16.63	$11.42	$8.56
Income from Investment Operations
Net investment income (loss)A	(.22)	(.27)	(.19)	(.12)	(.10)
Net realized and unrealized gain (loss)	(8.10)	11.54	3.00	6.02	2.96
Total from investment operations	(8.32)	11.27	2.81	5.90	2.86
Distributions from net realized gain	(1.35)	(.60)	(.05)	(.69)	–
Total distributions	(1.35)	(.60)	(.05)	(.69)	–
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$20.39	$30.06	$19.39	$16.63	$11.42
Total ReturnC,D	(28.75)%	59.17%	16.95%	54.50%	33.41%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.37%	1.35%	1.41%	1.46%	1.56%
Expenses net of fee waivers, if any	1.37%	1.35%	1.41%	1.46%	1.56%
Expenses net of all reductions	1.37%	1.34%	1.40%	1.46%	1.56%
Net investment income (loss)	(1.01)%	(1.05)%	(1.01)%	(.94)%	(1.02)%
Supplemental Data
Net assets, end of period (000 omitted)	$131,928	$196,393	$95,945	$67,887	$28,154
Portfolio turnover rateG	29%	26%	50%	22%	82%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Biotechnology Fund Class C

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$27.78	$18.04	$15.53	$10.76	$8.10
Income from Investment Operations
Net investment income (loss)A	(.29)	(.35)	(.25)	(.17)	(.13)
Net realized and unrealized gain (loss)	(7.46)	10.69	2.81	5.63	2.79
Total from investment operations	(7.75)	10.34	2.56	5.46	2.66
Distributions from net realized gain	(1.32)	(.60)	(.05)	(.69)	–
Total distributions	(1.32)	(.60)	(.05)	(.69)	–
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$18.71	$27.78	$18.04	$15.53	$10.76
Total ReturnC,D	(29.06)%	58.43%	16.54%	53.71%	32.84%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.80%	1.79%	1.83%	1.88%	2.01%
Expenses net of fee waivers, if any	1.80%	1.79%	1.83%	1.88%	2.01%
Expenses net of all reductions	1.79%	1.79%	1.83%	1.87%	2.01%
Net investment income (loss)	(1.44)%	(1.49)%	(1.43)%	(1.36)%	(1.47)%
Supplemental Data
Net assets, end of period (000 omitted)	$665,036	$956,495	$359,967	$146,684	$31,710
Portfolio turnover rateG	29%	26%	50%	22%	82%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Biotechnology Fund Class I

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$32.95	$21.10	$17.97	$12.22	$9.10
Income from Investment Operations
Net investment income (loss)A	(.10)	(.14)	(.08)	(.05)	(.04)
Net realized and unrealized gain (loss)	(8.89)	12.60	3.26	6.49	3.16
Total from investment operations	(8.99)	12.46	3.18	6.44	3.12
Distributions from net investment income	–	–B	–	–	–
Distributions from net realized gain	(1.44)	(.60)	(.05)	(.69)	–
Total distributions	(1.44)	(.61)C	(.05)	(.69)	–
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$22.52	$32.95	$21.10	$17.97	$12.22
Total ReturnD	(28.32)%	60.00%	17.74%	55.39%	34.29%
Ratios to Average Net AssetsE,F
Expenses before reductions	.78%	.78%	.81%	.85%	.95%
Expenses net of fee waivers, if any	.78%	.78%	.81%	.85%	.95%
Expenses net of all reductions	.78%	.77%	.80%	.84%	.94%
Net investment income (loss)	(.42)%	(.48)%	(.41)%	(.32)%	(.40)%
Supplemental Data
Net assets, end of period (000 omitted)	$908,234	$1,403,666	$465,889	$177,926	$26,772
Portfolio turnover rateG	29%	26%	50%	22%	82%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions of $.61 per share is comprised of distributions from net investment income of $.003 and distributions from net realized gain of $.604 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Communications Equipment Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2016	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(6.25)%	4.46%	5.35%
Class T (incl. 3.50% sales charge)	(4.30)%	4.68%	5.33%
Class C (incl. contingent deferred sales charge)	(2.24)%	4.91%	5.18%
Class I	(0.33)%	5.95%	6.24%

 Prior to October 1, 2006, the fund was named Fidelity Advisor® Developing Communications Fund, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Communications Equipment Fund - Class A on July 31, 2006, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$16,836	Fidelity Advisor® Communications Equipment Fund - Class A
$21,089	S&P 500® Index

Fidelity Advisor® Communications Equipment Fund

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained modestly for the year ending July 31, 2016, overcoming persistent concern about global economic growth, uncertainty regarding U.S. monetary policy and the U.K.’s late-June vote to leave the European Union, dubbed Brexit. The S&P 500® index rose 5.61%, with larger-cap, value-oriented stocks and defensive sectors shining brightest. Volatility peaked in the early weeks of 2016, as continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009. Markets then rose beginning in February amid U.S. job gains, a broad rally in energy and materials markets, global economic stimulus and perceived softening of monetary policy by the U.S. Federal Reserve. The June 23 Brexit vote surprised markets and resulted in a sharp two-day decline for stocks, followed by a rebound as investor sentiment shifted and remained positive through July 31. For the year, dividend-rich telecom services (+26%), utilities (+23%) and consumer staples (+12%) led the way amid strong investor demand for yield. Industrials (+10%) and information technology (+10%) also outperformed, as did materials (+8%), despite a weak commodities environment overall. Conversely, a strong run for real estate stocks couldn’t keep financials (-4%) from losing ground, as low interest rates continued to squeeze bank profits.

Comments from Portfolio Manager Colin Anderson:  For the year, most of the fund’s share classes (excluding sales charges, if applicable) finished just below breakeven but still well ahead of the -3.23% return of its industry benchmark, the S&P® Custom Communications Equipment Index. However, the fund considerably lagged the broad-market S&P 500®. Versus the industry benchmark, strong stock selection in the fund's largest category – communications equipment – was the main driver of fund performance. Out-of-benchmark exposure to several related industries also added value. Many of the most significant individual contributions to relative results came from benchmark stocks we chose to underweight, including the fund's biggest contributor, Palo Alto Networks, a provider of enterprise security platforms. The firm's high valuation finally caught up with it this period, as investors became less confident in the company’s ability to grow fast enough to leverage its high operating expenses. An overweighting in Ruckus Wireless, a maker of wireless networking equipment based on so-called Wi-Fi smart technology, also helped. The stock advanced early in April after Ruckus announced a definitive agreement to be acquired by Brocade Communications, with the deal closing in late May. Conversely, an out-of-benchmark stake in Radware, an Israel-based manufacturer of application-delivery and load-balancing products used in securely deploying and managing network-based software, was the fund’s largest relative detractor. Lighter-than-benchmark exposure to communications infrastructure provider Motorola Solutions also had a negative impact.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Communications Equipment Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Cisco Systems, Inc.	19.8	18.8
Qualcomm, Inc.	17.6	17.0
F5 Networks, Inc.	5.5	6.1
CommScope Holding Co., Inc.	5.2	4.9
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	4.9	4.9
Harris Corp.	4.9	4.9
Nokia Corp. sponsored ADR	4.6	8.1
Juniper Networks, Inc.	4.4	4.5
Brocade Communications Systems, Inc.	4.3	4.2
Arris International PLC	1.9	1.7
	73.1

Top Industries (% of fund's net assets)

As of July 31, 2016
Communications Equipment	72.5%
Semiconductors & Semiconductor Equipment	18.3%
Technology Hardware, Storage & Peripherals	3.8%
Electronic Equipment & Components	2.1%
Internet Software & Services	1.8%
All Others*	1.5%

As of January 31, 2016
Communications Equipment	90.0%
Technology Hardware, Storage & Peripherals	3.0%
Semiconductors & Semiconductor Equipment	2.1%
Electronic Equipment & Components	1.8%
Internet Software & Services	1.6%
All Others*	1.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Fidelity Advisor® Communications Equipment Fund

Investments July 31, 2016

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
Communications Equipment - 72.5%
Communications Equipment - 72.5%
ADTRAN, Inc.	5,100	$92,820
Arista Networks, Inc. (a)	500	35,635
Arris International PLC (a)	8,130	221,461
Brocade Communications Systems, Inc.	54,365	505,595
Calix Networks, Inc. (a)	3,100	23,932
Ciena Corp. (a)	2,200	42,218
Cisco Systems, Inc.	77,324	2,360,704
CommScope Holding Co., Inc. (a)	20,720	620,564
EchoStar Holding Corp. Class A (a)	1,300	50,635
EXFO, Inc. (a)	4,700	16,074
F5 Networks, Inc. (a)	5,315	655,977
Finisar Corp. (a)	10,600	198,856
Harris Corp.	6,720	582,086
Infinera Corp. (a)	4,217	36,941
InterDigital, Inc.	2,700	159,435
Ixia (a)	8,490	97,635
Juniper Networks, Inc.	23,058	523,186
Lumentum Holdings, Inc. (a)	2,160	65,340
Mitel Networks Corp. (a)(b)	4,510	33,058
Motorola Solutions, Inc.	2,309	160,198
NETGEAR, Inc. (a)	600	30,858
NetScout Systems, Inc. (a)	7,900	221,042
Nokia Corp. sponsored ADR (b)	94,720	546,534
Oclaro, Inc. (a)(b)	8,800	50,424
Palo Alto Networks, Inc. (a)	940	123,037
Plantronics, Inc.	2,310	111,434
Polycom, Inc. (a)	9,019	111,745
Radware Ltd. (a)	14,600	179,726
Sandvine Corp. (U.K.) (b)	14,600	36,454
Sonus Networks, Inc. (a)	6,750	58,185
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	78,030	582,884
Viavi Solutions, Inc. (a)	13,600	96,968
		8,631,641
Diversified Financial Services - 0.6%
Other Diversified Financial Services - 0.6%
Broadcom Ltd.	435	70,461
Electronic Equipment & Components - 2.1%
Electronic Components - 0.2%
II-VI, Inc. (a)	1,360	27,336
Electronic Equipment & Instruments - 0.8%
Keysight Technologies, Inc. (a)	3,000	87,720
Electronic Manufacturing Services - 0.4%
Jabil Circuit, Inc.	1,300	26,455
TE Connectivity Ltd.	300	18,084
		44,539
Technology Distributors - 0.7%
CDW Corp.	2,000	85,860

TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		245,455

Internet Software & Services - 1.8%
Internet Software & Services - 1.8%
Alphabet, Inc.:
Class A	89	70,429
Class C (a)	88	67,654
Rackspace Hosting, Inc. (a)	800	18,744
Web.com Group, Inc. (a)	3,300	62,238
		219,065
Semiconductors & Semiconductor Equipment - 18.3%
Semiconductors - 18.3%
GSI Technology, Inc. (a)	2,800	13,636
Marvell Technology Group Ltd.	1,200	14,100
Maxim Integrated Products, Inc.	700	28,546
NXP Semiconductors NV (a)	200	16,818
Qorvo, Inc. (a)	200	12,646
Qualcomm, Inc.	33,361	2,087,731
Semtech Corp. (a)	200	5,084
		2,178,561
Software - 0.4%
Systems Software - 0.4%
Check Point Software Technologies Ltd. (a)	600	46,128
Technology Hardware, Storage & Peripherals - 3.8%
Technology Hardware, Storage & Peripherals - 3.8%
BlackBerry Ltd. (a)	20,800	157,715
EMC Corp.	5,750	162,610
HP, Inc.	5,800	81,258
Samsung Electronics Co. Ltd.	34	47,022
		448,605
TOTAL COMMON STOCKS
(Cost $10,166,685)		11,839,916

Money Market Funds - 5.2%
Fidelity Cash Central Fund, 0.42% (c)	143,319	143,319
Fidelity Securities Lending Cash Central Fund, 0.45% (c)(d)	472,300	472,300
TOTAL MONEY MARKET FUNDS
(Cost $615,619)		615,619
TOTAL INVESTMENT PORTFOLIO - 104.7%
(Cost $10,782,304)		12,455,535
NET OTHER ASSETS (LIABILITIES) - (4.7)%		(557,027)
NET ASSETS - 100%		$11,898,508

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$309
Fidelity Securities Lending Cash Central Fund	5,228
Total	$5,537

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	83.3%
Sweden	4.9%
Finland	4.6%
Canada	2.0%
Israel	1.9%
United Kingdom	1.9%
Others (Individually Less Than 1%)	1.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Communications Equipment Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2016
Assets
Investment in securities, at value (including securities loaned of $454,048) — See accompanying schedule: Unaffiliated issuers (cost $10,166,685)	$11,839,916
Fidelity Central Funds (cost $615,619)	615,619
Total Investments (cost $10,782,304)		$12,455,535
Receivable for investments sold		86,952
Receivable for fund shares sold		747
Dividends receivable		17,115
Distributions receivable from Fidelity Central Funds		296
Receivable from investment adviser for expense reductions		2,769
Other receivables		127
Total assets		12,563,541
Liabilities
Payable for investments purchased	$92,735
Payable for fund shares redeemed	49,034
Accrued management fee	5,272
Distribution and service plan fees payable	4,415
Other affiliated payables	3,052
Payable for audit fees	37,596
Other payables and accrued expenses	629
Collateral on securities loaned, at value	472,300
Total liabilities		665,033
Net Assets		$11,898,508
Net Assets consist of:
Paid in capital		$10,043,478
Undistributed net investment income		65,927
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		115,872
Net unrealized appreciation (depreciation) on investments		1,673,231
Net Assets		$11,898,508
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($4,536,208 ÷ 375,201 shares)		$12.09
Maximum offering price per share (100/94.25 of $12.09)		$12.83
Class T:
Net Asset Value and redemption price per share ($3,673,920 ÷ 315,247 shares)		$11.65
Maximum offering price per share (100/96.50 of $11.65)		$12.07
Class C:
Net Asset Value and offering price per share ($2,479,237 ÷ 230,802 shares)(a)		$10.74
Class I:
Net Asset Value, offering price and redemption price per share ($1,209,143 ÷ 96,435 shares)		$12.54

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2016
Investment Income
Dividends		$245,552
Income from Fidelity Central Funds (including $5,228 from security lending)		5,537
Total income		251,089
Expenses
Management fee	$62,460
Transfer agent fees	36,065
Distribution and service plan fees	54,669
Accounting and security lending fees	4,521
Custodian fees and expenses	3,465
Independent trustees' fees and expenses	231
Registration fees	54,334
Audit	49,048
Legal	1,069
Miscellaneous	245
Total expenses before reductions	266,107
Expense reductions	(80,946)	185,161
Net investment income (loss)		65,928
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	269,734
Foreign currency transactions	356
Total net realized gain (loss)		270,090
Change in net unrealized appreciation (depreciation) on: Investment securities	(534,619)
Assets and liabilities in foreign currencies	1
Total change in net unrealized appreciation (depreciation)		(534,618)
Net gain (loss)		(264,528)
Net increase (decrease) in net assets resulting from operations		$(198,600)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2016	Year ended July 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$65,928	$(6,053)
Net realized gain (loss)	270,090	967,469
Change in net unrealized appreciation (depreciation)	(534,618)	(133,970)
Net increase (decrease) in net assets resulting from operations	(198,600)	827,446
Distributions to shareholders from net investment income	–	(25,322)
Distributions to shareholders from net realized gain	(387,325)	–
Total distributions	(387,325)	(25,322)
Share transactions - net increase (decrease)	(628,642)	(2,143,838)
Redemption fees	148	500
Total increase (decrease) in net assets	(1,214,419)	(1,341,214)
Net Assets
Beginning of period	13,112,927	14,454,141
End of period	$11,898,508	$13,112,927
Other Information
Undistributed net investment income end of period	$65,927	$–

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Communications Equipment Fund Class A

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$12.57	$11.94	$10.22	$7.71	$9.73
Income from Investment Operations
Net investment income (loss)A	.09	.02	.04B	.02	(.01)
Net realized and unrealized gain (loss)	(.20)	.64	1.68	2.50	(1.81)
Total from investment operations	(.11)	.66	1.72	2.52	(1.82)
Distributions from net investment income	–	(.03)	–	(.01)	–
Distributions from net realized gain	(.37)	–	–	–	(.20)
Total distributions	(.37)	(.03)	–	(.01)	(.20)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$12.09	$12.57	$11.94	$10.22	$7.71
Total ReturnD,E	(.53)%	5.54%	16.83%	32.65%	(18.88)%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.10%	1.90%	1.96%	2.22%	1.96%
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.40%	1.39%	1.39%	1.37%	1.39%
Net investment income (loss)	.81%	.16%	.40%B	.18%	(.16)%
Supplemental Data
Net assets, end of period (000 omitted)	$4,536	$4,806	$4,725	$3,962	$3,568
Portfolio turnover rateH	29%	60%	160%	33%	79%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .14%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Communications Equipment Fund Class T

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$12.15	$11.55	$9.91	$7.49	$9.48
Income from Investment Operations
Net investment income (loss)A	.06	(.01)	.02B	(.01)	(.03)
Net realized and unrealized gain (loss)	(.20)	.62	1.62	2.43	(1.76)
Total from investment operations	(.14)	.61	1.64	2.42	(1.79)
Distributions from net investment income	–	(.01)	–	–	–
Distributions from net realized gain	(.36)	–	–	–	(.20)
Total distributions	(.36)	(.01)	–	–	(.20)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$11.65	$12.15	$11.55	$9.91	$7.49
Total ReturnD,E	(.83)%	5.24%	16.55%	32.31%	(19.06)%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.41%	2.19%	2.25%	2.52%	2.27%
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.65%	1.64%	1.64%	1.62%	1.64%
Net investment income (loss)	.56%	(.09)%	.14%B	(.07)%	(.41)%
Supplemental Data
Net assets, end of period (000 omitted)	$3,674	$4,029	$3,995	$3,342	$2,843
Portfolio turnover rateH	29%	60%	160%	33%	79%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.11) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Communications Equipment Fund Class C

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$11.27	$10.76	$9.28	$7.05	$8.98
Income from Investment Operations
Net investment income (loss)A	.01	(.07)	(.04)B	(.05)	(.07)
Net realized and unrealized gain (loss)	(.19)	.58	1.52	2.28	(1.66)
Total from investment operations	(.18)	.51	1.48	2.23	(1.73)
Distributions from net realized gain	(.35)	–	–	–	(.20)
Total distributions	(.35)	–	–	–	(.20)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$10.74	$11.27	$10.76	$9.28	$7.05
Total ReturnD,E	(1.29)%	4.74%	15.95%	31.63%	(19.47)%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.86%	2.65%	2.73%	2.98%	2.71%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.15%	2.14%	2.14%	2.12%	2.14%
Net investment income (loss)	.06%	(.59)%	(.35)%B	(.57)%	(.91)%
Supplemental Data
Net assets, end of period (000 omitted)	$2,479	$2,966	$2,744	$2,334	$2,142
Portfolio turnover rateH	29%	60%	160%	33%	79%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.61) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Communications Equipment Fund Class I

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$13.01	$12.35	$10.55	$7.95	$10.00
Income from Investment Operations
Net investment income (loss)A	.12	.05	.08B	.04	.01
Net realized and unrealized gain (loss)	(.20)	.67	1.72	2.58	(1.86)
Total from investment operations	(.08)	.72	1.80	2.62	(1.85)
Distributions from net investment income	–	(.06)	–	(.02)	–
Distributions from net realized gain	(.39)	–	–	–	(.20)
Total distributions	(.39)	(.06)	–	(.02)	(.20)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$12.54	$13.01	$12.35	$10.55	$7.95
Total ReturnD	(.33)%	5.83%	17.06%	32.92%	(18.66)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.69%	1.57%	1.45%	1.93%	1.66%
Expenses net of fee waivers, if any	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses net of all reductions	1.14%	1.14%	1.14%	1.12%	1.13%
Net investment income (loss)	1.06%	.41%	.65%B	.43%	.10%
Supplemental Data
Net assets, end of period (000 omitted)	$1,209	$1,024	$2,592	$855	$721
Portfolio turnover rateG	29%	60%	160%	33%	79%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .39%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Consumer Discretionary Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2016	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(6.11)%	12.60%	8.39%
Class T (incl. 3.50% sales charge)	(4.15)%	12.79%	8.36%
Class C (incl. contingent deferred sales charge)	(2.08)%	13.10%	8.24%
Class I	(0.13)%	14.28%	9.36%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 Prior to October 1, 2006, the fund was named Fidelity Advisor® Consumer Industries Fund, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Consumer Discretionary Fund - Class A on July 31, 2006, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$22,388	Fidelity Advisor® Consumer Discretionary Fund - Class A
$21,089	S&P 500® Index

Fidelity Advisor® Consumer Discretionary Fund

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained modestly for the year ending July 31, 2016, overcoming persistent concern about global economic growth, uncertainty regarding U.S. monetary policy and the U.K.’s late-June vote to leave the European Union, dubbed Brexit. The S&P 500® index rose 5.61%, with larger-cap, value-oriented stocks and defensive sectors shining brightest. Volatility peaked in the early weeks of 2016, as continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009. Markets then rose beginning in February amid U.S. job gains, a broad rally in energy and materials markets, global economic stimulus and perceived softening of monetary policy by the U.S. Federal Reserve. The June 23 Brexit vote surprised markets and resulted in a sharp two-day decline for stocks, followed by a rebound as investor sentiment shifted and remained positive through July 31. For the year, dividend-rich telecom services (+26%), utilities (+23%) and consumer staples (+12%) led the way amid strong investor demand for yield. Industrials (+10%) and information technology (+10%) also outperformed, as did materials (+8%), despite a weak commodities environment overall. Conversely, a strong run for real estate stocks couldn’t keep financials (-4%) from losing ground, as low interest rates continued to squeeze bank profits.

Comments from Portfolio Manager Peter Dixon:  For the year, the fund’s share classes (excluding sales charges, if applicable) posted modest declines, underperforming the 1.23% gain of the MSCI U.S. IMI Consumer Discretionary 25/50 Index. Consumer discretionary stocks trailed the S&P 500® largely because seasonal sales were hurt by a relatively mild winter. Additionally, investors favored traditionally defensive, dividend-rich groups over economically sensitive sectors like consumer discretionary. Versus the MSCI benchmark, positioning in hotels, resorts & cruise lines and casinos & gaming detracted, as did picks in apparel, accessories & luxury goods and an underweighting in home improvement retail. The fund’s biggest relative detractor was G-III Apparel Group, the maker of licensed apparel for brands such as Calvin Klein and Tommy Hilfiger. G-III's stock lost 45% of its value this year on weak retail sales. In addition, investors viewed G-III’s proposed acquisition of Donna Karan International as too expensive. Our foreign holdings also hurt amid currency fluctuations, and a non-index stake in British online supermarket Ocado Group detracted. Conversely, picks in cable & satellite and positioning in apparel retail were additive. The fund’s biggest individual contributor was also its largest holding: e-commerce giant Amazon.com. The stock returned 42%, due in part to an improved earnings report in April.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Consumer Discretionary Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Amazon.com, Inc.	14.3	10.3
Home Depot, Inc.	8.5	8.4
The Walt Disney Co.	8.1	7.5
Charter Communications, Inc. Class A	6.6	3.9
Starbucks Corp.	5.2	4.6
Ross Stores, Inc.	4.8	4.3
NIKE, Inc. Class B	4.7	4.2
L Brands, Inc.	4.4	5.4
AutoZone, Inc.	3.7	2.2
Hilton Worldwide Holdings, Inc.	3.5	2.7
	63.8

Top Industries (% of fund's net assets)

As of July 31, 2016
Specialty Retail	26.4%
Media	22.1%
Internet & Catalog Retail	16.2%
Hotels, Restaurants & Leisure	14.6%
Textiles, Apparel & Luxury Goods	8.4%
All Others*	12.3%

As of January 31, 2016
Specialty Retail	24.8%
Media	20.0%
Hotels, Restaurants & Leisure	16.6%
Internet & Catalog Retail	12.5%
Textiles, Apparel & Luxury Goods	9.7%
All Others*	16.4%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Fidelity Advisor® Consumer Discretionary Fund

Investments July 31, 2016

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
Auto Components - 1.6%
Auto Parts & Equipment - 1.6%
Tenneco, Inc. (a)	89,582	$5,063,175
Automobiles - 0.2%
Automobile Manufacturers - 0.2%
Ferrari NV	16,700	754,339
Beverages - 1.1%
Distillers & Vintners - 0.1%
Constellation Brands, Inc. Class A (sub. vtg.)	2,047	336,998
Soft Drinks - 1.0%
Monster Beverage Corp. (a)	19,449	3,124,093

TOTAL BEVERAGES		3,461,091

Food & Staples Retailing - 1.0%
Hypermarkets & Super Centers - 1.0%
Costco Wholesale Corp.	18,460	3,086,881
Hotels, Restaurants & Leisure - 14.6%
Casinos & Gaming - 1.6%
Las Vegas Sands Corp.	100,880	5,109,572
Hotels, Resorts & Cruise Lines - 4.2%
Accor SA (b)	50,509	2,113,355
Hilton Worldwide Holdings, Inc.	474,700	11,008,293
		13,121,648
Leisure Facilities - 0.9%
Vail Resorts, Inc.	20,740	2,967,272
Restaurants - 7.9%
Buffalo Wild Wings, Inc. (a)	14,600	2,452,216
Del Frisco's Restaurant Group, Inc. (a)	44,095	657,897
Domino's Pizza, Inc.	28,440	4,189,212
McDonald's Corp.	8,980	1,056,497
Starbucks Corp.	283,576	16,461,587
		24,817,409

TOTAL HOTELS, RESTAURANTS & LEISURE		46,015,901

Household Durables - 1.8%
Household Appliances - 1.8%
Techtronic Industries Co. Ltd.	1,333,500	5,646,200
Household Products - 1.4%
Household Products - 1.4%
Spectrum Brands Holdings, Inc. (b)	34,610	4,456,730
Internet & Catalog Retail - 16.2%
Internet Retail - 16.2%
Amazon.com, Inc. (a)	59,380	45,058,137
Liberty Interactive Corp. QVC Group Series A (a)	65,569	1,757,905
Netflix, Inc. (a)	6,000	547,500
Ocado Group PLC (a)(b)	1,115,940	3,937,391
		51,300,933
Leisure Products - 0.9%
Leisure Products - 0.9%
Mattel, Inc.	87,800	2,930,764
Media - 22.1%
Advertising - 2.6%
Interpublic Group of Companies, Inc.	355,000	8,186,300
Cable & Satellite - 10.6%
Charter Communications, Inc. Class A (a)	88,722	20,838,114
Comcast Corp. Class A	86,500	5,817,125
DISH Network Corp. Class A (a)	13,700	731,854
Naspers Ltd. Class N	27,270	4,279,299
Sirius XM Holdings, Inc. (a)(b)	425,100	1,866,189
		33,532,581
Movies & Entertainment - 8.9%
The Walt Disney Co.	265,506	25,475,301
Time Warner, Inc.	32,800	2,514,120
		27,989,421

TOTAL MEDIA		69,708,302

Multiline Retail - 1.6%
General Merchandise Stores - 1.6%
B&M European Value Retail S.A.	797,628	2,716,112
Dollar Tree, Inc. (a)	23,300	2,243,557
		4,959,669
Software - 0.7%
Application Software - 0.7%
Mobileye NV (a)(b)	43,400	2,079,294
Specialty Retail - 26.4%
Apparel Retail - 11.6%
Inditex SA	71,804	2,483,251
L Brands, Inc.	187,400	13,848,860
Ross Stores, Inc.	243,320	15,044,476
TJX Companies, Inc.	59,408	4,854,822
Zumiez, Inc. (a)	16,513	280,391
		36,511,800
Automotive Retail - 5.9%
Advance Auto Parts, Inc.	13,500	2,293,110
AutoZone, Inc. (a)	14,220	11,574,653
O'Reilly Automotive, Inc. (a)	16,800	4,882,584
		18,750,347
Home Improvement Retail - 8.5%
Home Depot, Inc.	194,660	26,909,798
Specialty Stores - 0.4%
Sally Beauty Holdings, Inc. (a)	42,900	1,258,257

TOTAL SPECIALTY RETAIL		83,430,202

Textiles, Apparel & Luxury Goods - 8.4%
Apparel, Accessories & Luxury Goods - 3.7%
G-III Apparel Group Ltd. (a)	70,680	2,829,320
Regina Miracle International Holdings Ltd.	157,635	173,109
VF Corp.	138,380	8,639,063
		11,641,492
Footwear - 4.7%
NIKE, Inc. Class B	268,434	14,898,087

TOTAL TEXTILES, APPAREL & LUXURY GOODS		26,539,579

TOTAL COMMON STOCKS
(Cost $265,447,035)		309,433,060

Money Market Funds - 5.5%
Fidelity Cash Central Fund, 0.42% (c)	5,700,127	5,700,127
Fidelity Securities Lending Cash Central Fund, 0.45% (c)(d)	11,667,194	11,667,194
TOTAL MONEY MARKET FUNDS
(Cost $17,367,321)		17,367,321
TOTAL INVESTMENT PORTFOLIO - 103.5%
(Cost $282,814,356)		326,800,381
NET OTHER ASSETS (LIABILITIES) - (3.5)%		(10,914,557)
NET ASSETS - 100%		$315,885,824

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$30,421
Fidelity Securities Lending Cash Central Fund	323,360
Total	$353,781

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$309,433,060	$302,670,510	$6,762,550	$--
Money Market Funds	17,367,321	17,367,321	--	--
Total Investments in Securities:	$326,800,381	$320,037,831	$6,762,550	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended July 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$4,598,411
Level 2 to Level 1	$0

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Consumer Discretionary Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2016
Assets
Investment in securities, at value (including securities loaned of $11,373,642) — See accompanying schedule: Unaffiliated issuers (cost $265,447,035)	$309,433,060
Fidelity Central Funds (cost $17,367,321)	17,367,321
Total Investments (cost $282,814,356)		$326,800,381
Receivable for investments sold		3,100,749
Receivable for fund shares sold		334,499
Dividends receivable		45,702
Distributions receivable from Fidelity Central Funds		23,756
Other receivables		17,420
Total assets		330,322,507
Liabilities
Payable for investments purchased	$1,654,436
Payable for fund shares redeemed	767,101
Accrued management fee	143,626
Distribution and service plan fees payable	97,282
Other affiliated payables	64,663
Other payables and accrued expenses	42,381
Collateral on securities loaned, at value	11,667,194
Total liabilities		14,436,683
Net Assets		$315,885,824
Net Assets consist of:
Paid in capital		$285,858,818
Undistributed net investment income		771,118
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(14,724,591)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		43,980,479
Net Assets		$315,885,824
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($144,578,035 ÷ 6,904,577 shares)		$20.94
Maximum offering price per share (100/94.25 of $20.94)		$22.22
Class T:
Net Asset Value and redemption price per share ($28,259,315 ÷ 1,437,248 shares)		$19.66
Maximum offering price per share (100/96.50 of $19.66)		$20.37
Class C:
Net Asset Value and offering price per share ($67,306,428 ÷ 3,918,636 shares)(a)		$17.18
Class I:
Net Asset Value, offering price and redemption price per share ($75,742,046 ÷ 3,368,794 shares)		$22.48

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2016
Investment Income
Dividends		$4,061,465
Special dividends		476,060
Income from Fidelity Central Funds (including $323,360 from security lending)		353,781
Total income		4,891,306
Expenses
Management fee	$1,699,063
Transfer agent fees	644,171
Distribution and service plan fees	1,095,091
Accounting and security lending fees	124,269
Custodian fees and expenses	13,309
Independent trustees' fees and expenses	6,173
Registration fees	94,211
Audit	61,162
Legal	3,975
Miscellaneous	2,710
Total expenses before reductions	3,744,134
Expense reductions	(31,339)	3,712,795
Net investment income (loss)		1,178,511
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(14,406,955)
Foreign currency transactions	2,081
Total net realized gain (loss)		(14,404,874)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $15,238)	12,408,780
Assets and liabilities in foreign currencies	(4,591)
Total change in net unrealized appreciation (depreciation)		12,404,189
Net gain (loss)		(2,000,685)
Net increase (decrease) in net assets resulting from operations		$(822,174)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2016	Year ended July 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,178,511	$218,833
Net realized gain (loss)	(14,404,874)	7,993,991
Change in net unrealized appreciation (depreciation)	12,404,189	21,200,743
Net increase (decrease) in net assets resulting from operations	(822,174)	29,413,567
Distributions to shareholders from net investment income	(425,920)	–
Distributions to shareholders from net realized gain	(5,484,780)	(13,923,456)
Total distributions	(5,910,700)	(13,923,456)
Share transactions - net increase (decrease)	87,843,131	97,114,685
Redemption fees	35,244	10,114
Total increase (decrease) in net assets	81,145,501	112,614,910
Net Assets
Beginning of period	234,740,323	122,125,413
End of period	$315,885,824	$234,740,323
Other Information
Undistributed net investment income end of period	$771,118	$175,568

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Consumer Discretionary Fund Class A

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$21.51	$19.75	$19.59	$16.22	$16.00
Income from Investment Operations
Net investment income (loss)A	.10B	.05	(.04)	(.02)	.01
Net realized and unrealized gain (loss)	(.21)	3.99	1.75	5.04	1.07
Total from investment operations	(.11)	4.04	1.71	5.02	1.08
Distributions from net investment income	(.02)	–	–	–	(.03)
Distributions from net realized gain	(.44)	(2.28)	(1.55)	(1.65)	(.83)
Total distributions	(.46)	(2.28)	(1.55)	(1.65)	(.86)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$20.94	$21.51	$19.75	$19.59	$16.22
Total ReturnD,E	(.38)%	22.26%	9.28%	33.65%	7.96%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.10%	1.15%	1.20%	1.31%	1.38%
Expenses net of fee waivers, if any	1.10%	1.15%	1.20%	1.31%	1.38%
Expenses net of all reductions	1.09%	1.14%	1.19%	1.29%	1.37%
Net investment income (loss)	.49%B	.27%	(.21)%	(.10)%	.04%
Supplemental Data
Net assets, end of period (000 omitted)	$144,578	$115,027	$59,089	$45,292	$26,547
Portfolio turnover rateH	59%	71%	171%	146%	217%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .33%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Consumer Discretionary Fund Class T

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$20.26	$18.75	$18.68	$15.57	$15.43
Income from Investment Operations
Net investment income (loss)A	.03B	(.01)	(.10)	(.06)	(.03)
Net realized and unrealized gain (loss)	(.19)	3.77	1.67	4.81	1.02
Total from investment operations	(.16)	3.76	1.57	4.75	.99
Distributions from net investment income	–	–	–	–	(.02)
Distributions from net realized gain	(.44)	(2.25)	(1.50)	(1.64)	(.83)
Total distributions	(.44)	(2.25)	(1.50)	(1.64)	(.85)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$19.66	$20.26	$18.75	$18.68	$15.57
Total ReturnD,E	(.68)%	21.92%	8.94%	33.25%	7.62%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.40%	1.46%	1.50%	1.60%	1.64%
Expenses net of fee waivers, if any	1.40%	1.45%	1.50%	1.60%	1.64%
Expenses net of all reductions	1.39%	1.45%	1.49%	1.58%	1.63%
Net investment income (loss)	.19%B	(.03)%	(.51)%	(.39)%	(.23)%
Supplemental Data
Net assets, end of period (000 omitted)	$28,259	$25,948	$18,779	$15,613	$10,447
Portfolio turnover rateH	59%	71%	171%	146%	217%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .03%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Consumer Discretionary Fund Class C

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$17.84	$16.79	$16.90	$14.27	$14.26
Income from Investment Operations
Net investment income (loss)A	(.04)B	(.08)	(.16)	(.12)	(.09)
Net realized and unrealized gain (loss)	(.18)	3.34	1.49	4.37	.93
Total from investment operations	(.22)	3.26	1.33	4.25	.84
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(.44)	(2.21)	(1.44)	(1.62)	(.83)
Total distributions	(.44)	(2.21)	(1.44)	(1.62)	(.83)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$17.18	$17.84	$16.79	$16.90	$14.27
Total ReturnD,E	(1.11)%	21.37%	8.44%	32.68%	7.17%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.86%	1.91%	1.97%	2.04%	2.09%
Expenses net of fee waivers, if any	1.86%	1.91%	1.97%	2.04%	2.09%
Expenses net of all reductions	1.85%	1.90%	1.96%	2.02%	2.08%
Net investment income (loss)	(.27)%B	(.49)%	(.97)%	(.83)%	(.68)%
Supplemental Data
Net assets, end of period (000 omitted)	$67,306	$43,999	$20,726	$17,176	$13,507
Portfolio turnover rateH	59%	71%	171%	146%	217%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.42) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Consumer Discretionary Fund Class I

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$23.06	$21.00	$20.72	$17.04	$16.72
Income from Investment Operations
Net investment income (loss)A	.16B	.12	.02	.04	.07
Net realized and unrealized gain (loss)	(.22)	4.26	1.85	5.32	1.13
Total from investment operations	(.06)	4.38	1.87	5.36	1.20
Distributions from net investment income	(.08)	–	–	–	(.05)
Distributions from net realized gain	(.44)	(2.32)	(1.59)	(1.68)	(.83)
Total distributions	(.52)	(2.32)	(1.59)	(1.68)	(.88)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$22.48	$23.06	$21.00	$20.72	$17.04
Total ReturnD	(.13)%	22.60%	9.61%	34.06%	8.33%
Ratios to Average Net AssetsE,F
Expenses before reductions	.84%	.87%	.91%	.97%	1.00%
Expenses net of fee waivers, if any	.84%	.87%	.91%	.97%	1.00%
Expenses net of all reductions	.83%	.87%	.91%	.96%	.99%
Net investment income (loss)	.75%B	.55%	.08%	.24%	.41%
Supplemental Data
Net assets, end of period (000 omitted)	$75,742	$48,329	$21,708	$13,044	$9,984
Portfolio turnover rateG	59%	71%	171%	146%	217%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .60%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Electronics Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2016	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	13.53%	14.33%	9.02%
Class T (incl. 3.50% sales charge)	15.81%	14.55%	8.99%
Class C (incl. contingent deferred sales charge)	18.48%	14.81%	8.84%
Class I	20.85%	16.01%	9.95%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Electronics Fund - Class A on July 31, 2006, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$23,723	Fidelity Advisor® Electronics Fund - Class A
$21,089	S&P 500® Index

Fidelity Advisor® Electronics Fund

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained modestly for the year ending July 31, 2016, overcoming persistent concern about global economic growth, uncertainty regarding U.S. monetary policy and the U.K.’s late-June vote to leave the European Union, dubbed Brexit. The S&P 500® index rose 5.61%, with larger-cap, value-oriented stocks and defensive sectors shining brightest. Volatility peaked in the early weeks of 2016, as continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009. Markets then rose beginning in February amid U.S. job gains, a broad rally in energy and materials markets, global economic stimulus and perceived softening of monetary policy by the U.S. Federal Reserve. The June 23 Brexit vote surprised markets and resulted in a sharp two-day decline for stocks, followed by a rebound as investor sentiment shifted and remained positive through July 31. For the year, dividend-rich telecom services (+26%), utilities (+23%) and consumer staples (+12%) led the way amid strong investor demand for yield. Industrials (+10%) and information technology (+10%) also outperformed, as did materials (+8%), despite a weak commodities environment overall. Conversely, a strong run for real estate stocks couldn’t keep financials (-4%) from losing ground, as low interest rates continued to squeeze bank profits.

Comments from Portfolio Manager Steve Barwikowski:  For the year, the fund’s share classes (excluding sales charges, if applicable) returned roughly 20%, trailing the 24.30% gain of its industry benchmark, the MSCI U.S. IMI Semiconductors & Semiconductor Equipment 25/50 Index, but outdistancing the S&P 500®. Ongoing industry consolidation and a greater focus on profitability helped lift the shares of chip companies this period. Versus the MSCI index, out-of-benchmark exposure to several PC-related stocks in the technology hardware, storage and peripherals group had by far the most negative impact. Here, shares of hard-disk drive manufacturers Seagate Technology and Western Digital, along with PC and printer maker HP, performed poorly and detracted from relative performance. Elsewhere, underweighting graphics chipmaker NVIDIA was by far the fund's largest individual detractor versus the MSCI index. The stock rose roughly 190% this period, fueled by impressive fiscal first-quarter financial results and a positive outlook that led to higher earnings estimates. Another stock exposed to some of the same markets as NVIDIA was Advanced Micro Devices, also a detractor because I underweighted it, eliminating it from the fund by period end. Conversely, solid picks and a large underweighting in the lagging semiconductor equipment group bolstered performance versus the benchmark. Carrying negligible exposure to – and eventually eliminating – solar equipment provider SunEdison was the right call and the fund’s largest relative contributor. The stock lost nearly all of its value this period, as the company’s debt-fueled acquisition binge proved unsustainable amid competitive pressure on alternative energy providers from lower oil prices. Chipmaker Skyworks Solutions also added value.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  Effective October 1, 2016, the fund's name will change to Fidelity Advisor Semiconductors Fund to better reflect its investment focus.

Fidelity Advisor® Electronics Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Intel Corp.	16.7	8.2
Qualcomm, Inc.	12.7	8.3
Broadcom Ltd.	8.4	11.1
Jabil Circuit, Inc.	5.2	2.2
ON Semiconductor Corp.	4.7	4.3
Applied Materials, Inc.	4.5	2.2
Lam Research Corp.	4.4	3.8
Maxim Integrated Products, Inc.	4.0	4.7
NXP Semiconductors NV	3.7	8.6
Analog Devices, Inc.	3.5	0.8
	67.8

Top Industries (% of fund's net assets)

As of July 31, 2016
Semiconductors & Semiconductor Equipment	75.0%
Diversified Financial Services	8.4%
Electronic Equipment & Components	7.6%
Technology Hardware, Storage & Peripherals	2.2%
Commercial Services & Supplies	0.8%
All Others*	6.0%

As of January 31, 2016
Semiconductors & Semiconductor Equipment	75.2%
Technology Hardware, Storage & Peripherals	8.6%
Communications Equipment	8.3%
Electronic Equipment & Components	4.6%
Commercial Services & Supplies	0.4%
All Others*	2.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Fidelity Advisor® Electronics Fund

Investments July 31, 2016

Showing Percentage of Net Assets

Common Stocks - 94.5%
	Shares	Value
Biotechnology - 0.0%
Biotechnology - 0.0%
Arrowhead Pharmaceuticals, Inc. warrants 5/21/17 (a)	64,879	$1
Commercial Services & Supplies - 0.8%
Office Services & Supplies - 0.8%
West Corp.	34,200	756,162
Diversified Financial Services - 8.4%
Other Diversified Financial Services - 8.4%
Broadcom Ltd.	46,900	7,596,862
Electronic Equipment & Components - 7.6%
Electronic Components - 0.2%
InvenSense, Inc. (a)	29,200	197,976
Electronic Manufacturing Services - 7.4%
Jabil Circuit, Inc.	231,876	4,718,677
TTM Technologies, Inc. (a)	199,060	1,980,647
		6,699,324

TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		6,897,300

Internet Software & Services - 0.4%
Internet Software & Services - 0.4%
Rackspace Hosting, Inc. (a)	13,700	320,991
IT Services - 0.1%
Data Processing & Outsourced Services - 0.1%
EVERTEC, Inc.	6,200	106,640
Semiconductors & Semiconductor Equipment - 75.0%
Semiconductor Equipment - 9.8%
Amkor Technology, Inc. (a)	57,000	358,530
Applied Materials, Inc.	155,700	4,093,353
Lam Research Corp.	44,481	3,993,059
PDF Solutions, Inc. (a)	12,400	204,600
SunEdison Semiconductor Ltd. (a)	29,600	190,920
Xcerra Corp. (a)	19,400	118,340
		8,958,802
Semiconductors - 65.2%
ams AG	6,690	221,919
Analog Devices, Inc.	50,228	3,206,053
Applied Micro Circuits Corp. (a)	29,637	195,011
Cavium, Inc. (a)	33,825	1,578,613
Cree, Inc. (a)	10,000	286,000
Dialog Semiconductor PLC (a)	17,800	582,982
Diodes, Inc. (a)	34,000	629,340
Exar Corp. (a)	5,000	41,900
Fairchild Semiconductor International, Inc. (a)	6,600	130,284
Intel Corp.	435,078	15,166,820
Intersil Corp. Class A	27,137	414,653
Lattice Semiconductor Corp. (a)	25,700	154,457
Marvell Technology Group Ltd.	74,300	873,025
Maxim Integrated Products, Inc.	89,422	3,646,629
Mellanox Technologies Ltd. (a)	2,900	128,122
Microchip Technology, Inc. (b)	26,600	1,480,024
Micron Technology, Inc. (a)	190,012	2,610,765
NVIDIA Corp.	25,123	1,434,523
NXP Semiconductors NV (a)	39,691	3,337,616
ON Semiconductor Corp. (a)	422,900	4,241,687
Qorvo, Inc. (a)	28,550	1,805,217
Qualcomm, Inc.	184,826	11,566,411
Semtech Corp. (a)	77,222	1,962,983
Skyworks Solutions, Inc.	43,300	2,858,666
Xilinx, Inc.	11,600	592,528
		59,146,228

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		68,105,030

Technology Hardware, Storage & Peripherals - 2.2%
Technology Hardware, Storage & Peripherals - 2.2%
Hewlett Packard Enterprise Co.	6,400	134,528
HP, Inc.	38,000	532,380
Lenovo Group Ltd.	734,000	475,669
Nimble Storage, Inc. (a)(b)	26,700	198,648
Seagate Technology LLC	8,600	275,458
Western Digital Corp.	8,500	403,835
		2,020,518
TOTAL COMMON STOCKS
(Cost $73,770,759)		85,803,504

Money Market Funds - 8.5%
Fidelity Cash Central Fund, 0.42% (c)	6,202,876	6,202,876
Fidelity Securities Lending Cash Central Fund, 0.45% (c)(d)	1,505,175	1,505,175
TOTAL MONEY MARKET FUNDS
(Cost $7,708,051)		7,708,051
TOTAL INVESTMENT PORTFOLIO - 103.0%
(Cost $81,478,810)		93,511,555
NET OTHER ASSETS (LIABILITIES) - (3.0)%		(2,763,496)
NET ASSETS - 100%		$90,748,059

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$7,262
Fidelity Securities Lending Cash Central Fund	20,612
Total	$27,874

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$85,803,504	$85,327,834	$475,670	$--
Money Market Funds	7,708,051	7,708,051	--	--
Total Investments in Securities:	$93,511,555	$93,035,885	$475,670	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	84.9%
Singapore	8.6%
Netherlands	3.7%
Bermuda	1.0%
Others (Individually Less Than 1%)	1.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Electronics Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2016
Assets
Investment in securities, at value (including securities loaned of $1,444,016) — See accompanying schedule: Unaffiliated issuers (cost $73,770,759)	$85,803,504
Fidelity Central Funds (cost $7,708,051)	7,708,051
Total Investments (cost $81,478,810)		$93,511,555
Cash		43,041
Receivable for investments sold		2,069,572
Receivable for fund shares sold		139,035
Dividends receivable		200
Distributions receivable from Fidelity Central Funds		2,295
Other receivables		7,013
Total assets		95,772,711
Liabilities
Payable for investments purchased	$3,266,042
Payable for fund shares redeemed	123,388
Accrued management fee	39,299
Distribution and service plan fees payable	27,324
Other affiliated payables	18,796
Other payables and accrued expenses	44,628
Collateral on securities loaned, at value	1,505,175
Total liabilities		5,024,652
Net Assets		$90,748,059
Net Assets consist of:
Paid in capital		$84,634,179
Undistributed net investment income		76,634
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,995,500)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		12,032,746
Net Assets		$90,748,059
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($34,066,299 ÷ 2,064,682 shares)		$16.50
Maximum offering price per share (100/94.25 of $16.50)		$17.51
Class T:
Net Asset Value and redemption price per share ($9,766,011 ÷ 613,794 shares)		$15.91
Maximum offering price per share (100/96.50 of $15.91)		$16.49
Class C:
Net Asset Value and offering price per share ($21,088,407 ÷ 1,435,284 shares)(a)		$14.69
Class I:
Net Asset Value, offering price and redemption price per share ($25,827,342 ÷ 1,497,840 shares)		$17.24

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2016
Investment Income
Dividends		$1,473,984
Interest		32,860
Income from Fidelity Central Funds (including $20,612 from security lending)		27,874
Total income		1,534,718
Expenses
Management fee	$443,900
Transfer agent fees	197,735
Distribution and service plan fees	315,168
Accounting and security lending fees	31,978
Custodian fees and expenses	67,436
Independent trustees' fees and expenses	1,665
Registration fees	58,895
Audit	48,196
Legal	1,993
Miscellaneous	1,255
Total expenses before reductions	1,168,221
Expense reductions	(21,002)	1,147,219
Net investment income (loss)		387,499
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(4,787,305)
Foreign currency transactions	(1,072)
Total net realized gain (loss)		(4,788,377)
Change in net unrealized appreciation (depreciation) on: Investment securities	18,060,831
Assets and liabilities in foreign currencies	290
Total change in net unrealized appreciation (depreciation)		18,061,121
Net gain (loss)		13,272,744
Net increase (decrease) in net assets resulting from operations		$13,660,243

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2016	Year ended July 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$387,499	$168,582
Net realized gain (loss)	(4,788,377)	10,893,475
Change in net unrealized appreciation (depreciation)	18,061,121	(5,873,187)
Net increase (decrease) in net assets resulting from operations	13,660,243	5,188,870
Distributions to shareholders from net investment income	(300,751)	(57,407)
Distributions to shareholders from net realized gain	(8,936,630)	(377,502)
Total distributions	(9,237,381)	(434,909)
Share transactions - net increase (decrease)	(19,868,592)	44,912,905
Redemption fees	3,897	13,381
Total increase (decrease) in net assets	(15,441,833)	49,680,247
Net Assets
Beginning of period	106,189,892	56,509,645
End of period	$90,748,059	$106,189,892
Other Information
Undistributed net investment income end of period	$76,634	$39,890

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Electronics Fund Class A

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$15.29	$13.86	$10.33	$8.45	$8.93
Income from Investment Operations
Net investment income (loss)A	.09	.03	(.02)	(.01)	(.05)
Net realized and unrealized gain (loss)	2.67	1.48	3.55	1.89	(.43)
Total from investment operations	2.76	1.51	3.53	1.88	(.48)
Distributions from net investment income	(.05)	(.01)	–	–	–
Distributions from net realized gain	(1.49)	(.07)	–	–	–
Total distributions	(1.55)B	(.08)	–	–	–
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$16.50	$15.29	$13.86	$10.33	$8.45
Total ReturnD,E	20.46%	10.85%	34.17%	22.25%	(5.38)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.31%	1.28%	1.84%	2.18%	1.88%
Expenses net of fee waivers, if any	1.31%	1.28%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.28%	1.27%	1.39%	1.37%	1.39%
Net investment income (loss)	.61%	.20%	(.16)%	(.07)%	(.53)%
Supplemental Data
Net assets, end of period (000 omitted)	$34,066	$38,237	$16,542	$5,833	$6,000
Portfolio turnover rateH	185%	156%	156%	179%	140%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.55 per share is comprised of distributions from net investment income of $.053 and distributions from net realized gain of $1.494 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Electronics Fund Class T

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$14.81	$13.45	$10.05	$8.24	$8.73
Income from Investment Operations
Net investment income (loss)A	.04	(.02)	(.05)	(.03)	(.07)
Net realized and unrealized gain (loss)	2.57	1.44	3.45	1.84	(.42)
Total from investment operations	2.61	1.42	3.40	1.81	(.49)
Distributions from net investment income	(.04)	–	–	–	–
Distributions from net realized gain	(1.47)	(.06)	–	–	–
Total distributions	(1.51)	(.06)	–	–	–
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$15.91	$14.81	$13.45	$10.05	$8.24
Total ReturnC,D	20.01%	10.55%	33.83%	21.97%	(5.61)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.65%	1.62%	2.19%	2.48%	2.23%
Expenses net of fee waivers, if any	1.65%	1.62%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.62%	1.61%	1.64%	1.62%	1.64%
Net investment income (loss)	.27%	(.14)%	(.42)%	(.32)%	(.78)%
Supplemental Data
Net assets, end of period (000 omitted)	$9,766	$10,826	$7,144	$3,756	$3,909
Portfolio turnover rateG	185%	156%	156%	179%	140%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Electronics Fund Class C

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$13.80	$12.58	$9.44	$7.78	$8.29
Income from Investment Operations
Net investment income (loss)A	(.02)	(.08)	(.10)	(.07)	(.10)
Net realized and unrealized gain (loss)	2.37	1.34	3.24	1.73	(.41)
Total from investment operations	2.35	1.26	3.14	1.66	(.51)
Distributions from net investment income	(.02)	–	–	–	–
Distributions from net realized gain	(1.44)	(.04)	–	–	–
Total distributions	(1.46)	(.04)	–	–	–
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$14.69	$13.80	$12.58	$9.44	$7.78
Total ReturnC,D	19.48%	10.03%	33.26%	21.34%	(6.15)%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.08%	2.06%	2.60%	2.93%	2.65%
Expenses net of fee waivers, if any	2.08%	2.06%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.05%	2.05%	2.14%	2.12%	2.14%
Net investment income (loss)	(.16)%	(.58)%	(.91)%	(.82)%	(1.28)%
Supplemental Data
Net assets, end of period (000 omitted)	$21,088	$20,864	$7,381	$3,157	$3,721
Portfolio turnover rateG	185%	156%	156%	179%	140%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Electronics Fund Class I

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$15.89	$14.37	$10.68	$8.72	$9.19
Income from Investment Operations
Net investment income (loss)A	.14	.08	.01	.02	(.02)
Net realized and unrealized gain (loss)	2.79	1.53	3.68	1.94	(.45)
Total from investment operations	2.93	1.61	3.69	1.96	(.47)
Distributions from net investment income	(.09)	(.02)	–	–	–
Distributions from net realized gain	(1.49)	(.07)	–	–	–
Total distributions	(1.58)	(.09)	–	–	–
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$17.24	$15.89	$14.37	$10.68	$8.72
Total ReturnC	20.85%	11.17%	34.55%	22.48%	(5.11)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.98%	.98%	1.34%	1.86%	1.55%
Expenses net of fee waivers, if any	.98%	.98%	1.15%	1.15%	1.15%
Expenses net of all reductions	.95%	.96%	1.14%	1.12%	1.14%
Net investment income (loss)	.94%	.51%	.08%	.18%	(.28)%
Supplemental Data
Net assets, end of period (000 omitted)	$25,827	$35,943	$25,050	$2,874	$3,271
Portfolio turnover rateF	185%	156%	156%	179%	140%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Energy Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2016	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(4.57)%	(3.88)%	0.64%
Class T (incl. 3.50% sales charge)	(2.55)%	(3.65)%	0.65%
Class C (incl. contingent deferred sales charge)	(0.48)%	(3.45)%	0.50%
Class I	1.50%	(2.47)%	1.53%

 Prior to October 1, 2006, the fund was named Fidelity Advisor® Natural Resources Fund, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Energy Fund - Class A on July 31, 2006, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$10,656	Fidelity Advisor® Energy Fund - Class A
$21,089	S&P 500® Index

Fidelity Advisor® Energy Fund

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained modestly for the year ending July 31, 2016, overcoming persistent concern about global economic growth, uncertainty regarding U.S. monetary policy and the U.K.’s late-June vote to leave the European Union, dubbed Brexit. The S&P 500® index rose 5.61%, with larger-cap, value-oriented stocks and defensive sectors shining brightest. Volatility peaked in the early weeks of 2016, as continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009. Markets then rose beginning in February amid U.S. job gains, a broad rally in energy and materials markets, global economic stimulus and perceived softening of monetary policy by the U.S. Federal Reserve. The June 23 Brexit vote surprised markets and resulted in a sharp two-day decline for stocks, followed by a rebound as investor sentiment shifted and remained positive through July 31. For the year, dividend-rich telecom services (+26%), utilities (+23%) and consumer staples (+12%) led the way amid strong investor demand for yield. Industrials (+10%) and information technology (+10%) also outperformed, as did materials (+8%), despite a weak commodities environment overall. Conversely, a strong run for real estate stocks couldn’t keep financials (-4%) from losing ground, as low interest rates continued to squeeze bank profits.

Comments from Portfolio Manager John Dowd:  For the year, the fund’s share classes (excluding sales charges, if applicable) posted modest gains, outperforming the 0.16% return of its sector benchmark, the MSCI U.S. IMI Energy 25/50 Index, but lagging the broad-based S&P 500® index. Energy stocks had a volatile year, falling to multiyear lows in January before rebounding in the period's second half amid higher global crude oil prices. Versus the MSCI index, stock picking among oil & gas exploration & production (E&P) companies was by far the biggest contributor to the fund’s performance. Our strategy includes a heavy focus on E&Ps that own prime acreage within major U.S. shale formations. Contributors here included Newfield Exploration and Diamondback Energy, both among the fund's biggest holdings at period end. Elsewhere, a modest underweighting in the hard hit storage & transportation subindustry helped, where timely positioning in pipeline company Kinder Morgan was the fund's top relative contributor. Conversely, a sizable underweighting in the strong integrated oil & gas segment significantly curbed results, especially underexposure to index stalwarts Exxon Mobil and Chevron. Both stocks beat the benchmark the past 12 months due to their defensive nature. Stock picking in the equipment & services subindustry detracted, including an overweighting in Baker Hughes.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Energy Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Schlumberger Ltd.	6.8	8.3
EOG Resources, Inc.	6.1	6.3
Baker Hughes, Inc.	4.7	3.7
Noble Energy, Inc.	4.6	2.7
Newfield Exploration Co.	4.6	3.4
Anadarko Petroleum Corp.	4.3	3.7
Chevron Corp.	3.4	2.7
Diamondback Energy, Inc.	3.2	3.5
Hess Corp.	3.0	1.6
Cimarex Energy Co.	3.0	4.4
	43.7

Top Industries (% of fund's net assets)

As of July 31, 2016
Oil, Gas & Consumable Fuels	78.9%
Energy Equipment & Services	17.8%
Independent Power and Renewable Electricity Producers	0.8%
Chemicals	0.7%
Metals & Mining	0.4%
All Others*	1.4%

As of January 31, 2016
Oil, Gas & Consumable Fuels	76.2%
Energy Equipment & Services	18.9%
Chemicals	1.2%
Independent Power and Renewable Electricity Producers	0.9%
Semiconductors & Semiconductor Equipment	0.3%
All Others*	2.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Fidelity Advisor® Energy Fund

Investments July 31, 2016

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
Chemicals - 0.7%
Commodity Chemicals - 0.7%
LyondellBasell Industries NV Class A	81,100	$6,103,586
Electric Utilities - 0.3%
Electric Utilities - 0.3%
DONG Energy A/S	64,900	2,643,386
Energy Equipment & Services - 17.8%
Oil & Gas Drilling - 0.9%
Nabors Industries Ltd.	639,100	5,751,900
Odfjell Drilling A/S (a)	567,856	329,118
Trinidad Drilling Ltd.	279,200	493,970
Xtreme Drilling & Coil Services Corp. (a)	813,202	1,501,028
		8,076,016
Oil & Gas Equipment & Services - 16.9%
Baker Hughes, Inc.	925,600	44,271,448
Dril-Quip, Inc. (a)	141,191	7,685,026
Exterran Corp. (a)	51,700	657,624
Frank's International NV	667,900	8,228,528
Halliburton Co.	366,300	15,992,658
Newpark Resources, Inc. (a)	1,009,600	6,380,672
Oceaneering International, Inc.	216,273	6,029,691
RigNet, Inc. (a)	90,000	1,075,500
Schlumberger Ltd.	796,118	64,103,422
Superior Energy Services, Inc.	131,100	2,093,667
Tesco Corp.	214,800	1,419,828
Total Energy Services, Inc.	38,900	381,358
U.S. Silica Holdings, Inc.	13,700	472,239
		158,791,661

TOTAL ENERGY EQUIPMENT & SERVICES		166,867,677

Independent Power and Renewable Electricity Producers - 0.8%
Renewable Electricity - 0.8%
NextEra Energy Partners LP	249,200	7,782,516
Metals & Mining - 0.4%
Diversified Metals & Mining - 0.4%
Hi-Crush Partners LP	324,103	3,749,872
Oil, Gas & Consumable Fuels - 78.9%
Coal & Consumable Fuels - 0.4%
CONSOL Energy, Inc. (b)	192,400	3,728,712
Integrated Oil & Gas - 7.0%
Chevron Corp.	311,709	31,943,938
Exxon Mobil Corp.	258,461	22,990,106
Occidental Petroleum Corp.	110,900	8,287,557
Suncor Energy, Inc.	101,500	2,731,750
		65,953,351
Oil & Gas Exploration & Production - 58.0%
Anadarko Petroleum Corp.	732,183	39,925,939
Apache Corp.	334,400	17,556,000
ARC Resources Ltd. (b)	58,100	1,022,140
Bankers Petroleum Ltd. (a)	314,900	487,189
Black Stone Minerals LP	129,091	2,015,111
Cabot Oil & Gas Corp.	278,800	6,877,996
California Resources Corp.	1	10
Callon Petroleum Co. (a)	482,200	5,492,258
Canadian Natural Resources Ltd.	29,500	893,371
Carrizo Oil & Gas, Inc. (a)	388,200	12,732,960
Cimarex Energy Co.	234,947	28,198,339
Concho Resources, Inc. (a)	145,600	18,083,520
ConocoPhillips Co.	486,200	19,846,684
Continental Resources, Inc. (a)	302,100	13,307,505
Denbury Resources, Inc.	177,000	513,300
Devon Energy Corp.	352,600	13,497,528
Diamondback Energy, Inc.	338,800	29,743,252
Eclipse Resources Corp. (a)	122,716	386,555
EOG Resources, Inc.	694,786	56,764,016
EQT Corp.	13,000	947,180
Evolution Petroleum Corp.	42,495	231,598
Gran Tierra Energy, Inc. (Canada) (a)	408,200	1,131,761
Gulfport Energy Corp. (a)	109,100	3,173,719
Hess Corp.	529,900	28,429,135
Marathon Oil Corp.	1,188,800	16,215,232
Matador Resources Co. (a)	19,600	413,364
Murphy Oil Corp.	97,400	2,671,682
Newfield Exploration Co. (a)	993,500	43,018,550
Noble Energy, Inc.	1,208,508	43,167,906
Oasis Petroleum, Inc. (a)	195,600	1,486,560
Parsley Energy, Inc. Class A (a)	564,100	16,082,491
PDC Energy, Inc. (a)	336,288	18,418,494
Pioneer Natural Resources Co.	164,416	26,729,109
QEP Resources, Inc.	352,400	6,413,680
Range Resources Corp.	46,100	1,858,291
Rice Energy, Inc. (a)	806,239	18,801,493
Ring Energy, Inc. (a)	269,632	2,140,878
RSP Permian, Inc. (a)	240,800	8,656,760
Seven Generations Energy Ltd. (a)	468,500	9,831,808
Seven Generations Energy Ltd. rights (a)	39,100	817,247
SM Energy Co.	526,200	14,275,806
Southwestern Energy Co. (a)	243,800	3,554,604
TAG Oil Ltd. (a)	342,200	199,190
Whiting Petroleum Corp. (a)	1,064,000	7,841,680
		543,851,891
Oil & Gas Refining & Marketing - 5.1%
Keyera Corp.	291,100	8,356,319
Phillips 66 Co.	288,700	21,958,522
Valero Energy Corp.	232,826	12,172,143
World Fuel Services Corp.	119,270	5,677,252
		48,164,236
Oil & Gas Storage & Transport - 8.4%
Cheniere Energy Partners LP Holdings LLC	201,400	4,078,350
Cheniere Energy, Inc. (a)	370,300	15,489,649
Enterprise Products Partners LP	612,300	17,432,181
Gener8 Maritime, Inc. (a)	79,800	424,536
Golar LNG Ltd. (b)	169,900	2,881,504
Kinder Morgan, Inc.	400,400	8,140,132
Magellan Midstream Partners LP	15,334	1,117,235
Rice Midstream Partners LP	118,600	2,243,912
Shell Midstream Partners LP	87,900	2,857,629
Targa Resources Corp.	208,200	7,757,532
Teekay LNG Partners LP	64,100	653,820
The Williams Companies, Inc.	553,800	13,274,586
Williams Partners LP	69,000	2,576,460
		78,927,526

TOTAL OIL, GAS & CONSUMABLE FUELS		740,625,716

TOTAL COMMON STOCKS
(Cost $849,643,279)		927,772,753

Money Market Funds - 2.2%
Fidelity Cash Central Fund, 0.42% (c)	15,113,311	15,113,311
Fidelity Securities Lending Cash Central Fund, 0.45% (c)(d)	5,917,325	5,917,325
TOTAL MONEY MARKET FUNDS
(Cost $21,030,636)		21,030,636
TOTAL INVESTMENT PORTFOLIO - 101.1%
(Cost $870,673,915)		948,803,389
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(10,430,356)
NET ASSETS - 100%		$938,373,033

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$39,144
Fidelity Securities Lending Cash Central Fund	82,464
Total	$121,608

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	87.1%
Curacao	6.8%
Canada	3.2%
Netherlands	1.6%
Others (Individually Less Than 1%)	1.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Energy Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2016
Assets
Investment in securities, at value (including securities loaned of $5,785,329) — See accompanying schedule: Unaffiliated issuers (cost $849,643,279)	$927,772,753
Fidelity Central Funds (cost $21,030,636)	21,030,636
Total Investments (cost $870,673,915)		$948,803,389
Receivable for investments sold		15,239,321
Receivable for fund shares sold		1,152,378
Dividends receivable		822,918
Distributions receivable from Fidelity Central Funds		8,525
Other receivables		62,439
Total assets		966,088,970
Liabilities
Payable for investments purchased	$19,449,379
Payable for fund shares redeemed	1,299,112
Accrued management fee	429,317
Distribution and service plan fees payable	338,927
Other affiliated payables	206,852
Other payables and accrued expenses	75,025
Collateral on securities loaned, at value	5,917,325
Total liabilities		27,715,937
Net Assets		$938,373,033
Net Assets consist of:
Paid in capital		$1,045,138,377
Distributions in excess of net investment income		(372,614)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(184,522,223)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		78,129,493
Net Assets		$938,373,033
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($347,885,126 ÷ 11,179,834 shares)		$31.12
Maximum offering price per share (100/94.25 of $31.12)		$33.02
Class T:
Net Asset Value and redemption price per share ($155,855,548 ÷ 4,897,966 shares)		$31.82
Maximum offering price per share (100/96.50 of $31.82)		$32.97
Class C:
Net Asset Value and offering price per share ($240,948,868 ÷ 8,398,352 shares)(a)		$28.69
Class I:
Net Asset Value, offering price and redemption price per share ($193,683,491 ÷ 5,907,775 shares)		$32.78

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2016
Investment Income
Dividends		$12,788,146
Income from Fidelity Central Funds (including $82,464 from security lending)		121,608
Total income		12,909,754
Expenses
Management fee	$4,285,851
Transfer agent fees	1,931,850
Distribution and service plan fees	3,343,650
Accounting and security lending fees	274,717
Custodian fees and expenses	28,294
Independent trustees' fees and expenses	15,498
Registration fees	130,848
Audit	52,144
Legal	8,819
Miscellaneous	9,470
Total expenses before reductions	10,081,141
Expense reductions	(100,624)	9,980,517
Net investment income (loss)		2,929,237
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(124,803,147)
Foreign currency transactions	9,645
Total net realized gain (loss)		(124,793,502)
Change in net unrealized appreciation (depreciation) on: Investment securities	145,164,293
Assets and liabilities in foreign currencies	3,194
Total change in net unrealized appreciation (depreciation)		145,167,487
Net gain (loss)		20,373,985
Net increase (decrease) in net assets resulting from operations		$23,303,222

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2016	Year ended July 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,929,237	$4,666,139
Net realized gain (loss)	(124,793,502)	(60,209,572)
Change in net unrealized appreciation (depreciation)	145,167,487	(212,688,818)
Net increase (decrease) in net assets resulting from operations	23,303,222	(268,232,251)
Distributions to shareholders from net investment income	(3,958,354)	(2,612,091)
Distributions to shareholders from net realized gain	–	(36,171,815)
Total distributions	(3,958,354)	(38,783,906)
Share transactions - net increase (decrease)	161,035,631	190,554,548
Redemption fees	63,717	54,564
Total increase (decrease) in net assets	180,444,216	(116,407,045)
Net Assets
Beginning of period	757,928,817	874,335,862
End of period	$938,373,033	$757,928,817
Other Information
Undistributed net investment income end of period	$–	$1,038,469
Distributions in excess of net investment income end of period	$(372,614)	$–

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Energy Fund Class A

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$30.96	$45.71	$40.59	$33.71	$40.17
Income from Investment Operations
Net investment income (loss)A	.16	.28	.15	.23	.25
Net realized and unrealized gain (loss)	.20	(12.89)	7.06	6.81	(6.50)
Total from investment operations	.36	(12.61)	7.21	7.04	(6.25)
Distributions from net investment income	(.20)	(.18)B	(.17)	(.16)	(.21)
Distributions from net realized gain	–	(1.96)B	(1.93)	–	–
Total distributions	(.20)	(2.14)	(2.09)	(.16)	(.21)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$31.12	$30.96	$45.71	$40.59	$33.71
Total ReturnD,E	1.25%	(28.92)%	18.46%	20.94%	(15.58)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.12%	1.12%	1.12%	1.16%	1.17%
Expenses net of fee waivers, if any	1.12%	1.12%	1.12%	1.16%	1.17%
Expenses net of all reductions	1.11%	1.11%	1.12%	1.15%	1.17%
Net investment income (loss)	.54%	.76%	.36%	.61%	.72%
Supplemental Data
Net assets, end of period (000 omitted)	$347,885	$292,288	$369,400	$279,798	$253,332
Portfolio turnover rateH	85%	61%	112%	68%	88%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Energy Fund Class T

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$31.63	$46.64	$41.38	$34.40	$41.04
Income from Investment Operations
Net investment income (loss)A	.08	.20	.06	.15	.18
Net realized and unrealized gain (loss)	.22	(13.18)	7.21	6.95	(6.65)
Total from investment operations	.30	(12.98)	7.27	7.10	(6.47)
Distributions from net investment income	(.11)	(.08)B	(.08)	(.12)	(.17)
Distributions from net realized gain	–	(1.95)B	(1.93)	–	–
Total distributions	(.11)	(2.03)	(2.01)	(.12)	(.17)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$31.82	$31.63	$46.64	$41.38	$34.40
Total ReturnD,E	.98%	(29.09)%	18.19%	20.70%	(15.77)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.38%	1.36%	1.34%	1.36%	1.38%
Expenses net of fee waivers, if any	1.38%	1.35%	1.34%	1.36%	1.38%
Expenses net of all reductions	1.37%	1.35%	1.34%	1.35%	1.38%
Net investment income (loss)	.28%	.52%	.14%	.40%	.50%
Supplemental Data
Net assets, end of period (000 omitted)	$155,856	$164,848	$245,828	$223,248	$215,488
Portfolio turnover rateH	85%	61%	112%	68%	88%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Energy Fund Class C

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$28.58	$42.40	$37.92	$31.63	$37.88
Income from Investment Operations
Net investment income (loss)A	(.05)	.01	(.15)	(.04)	(.01)
Net realized and unrealized gain (loss)	.19	(11.93)	6.57	6.38	(6.13)
Total from investment operations	.14	(11.92)	6.42	6.34	(6.14)
Distributions from net investment income	(.03)	(.03)B	(.01)	(.05)	(.11)
Distributions from net realized gain	–	(1.88)B	(1.93)	–	–
Total distributions	(.03)	(1.90)C	(1.94)	(.05)	(.11)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$28.69	$28.58	$42.40	$37.92	$31.63
Total ReturnE,F	.52%	(29.44)%	17.57%	20.08%	(16.22)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.84%	1.85%	1.86%	1.90%	1.92%
Expenses net of fee waivers, if any	1.84%	1.85%	1.86%	1.90%	1.92%
Expenses net of all reductions	1.83%	1.85%	1.86%	1.88%	1.91%
Net investment income (loss)	(.18)%	.02%	(.38)%	(.13)%	(.03)%
Supplemental Data
Net assets, end of period (000 omitted)	$240,949	$162,322	$130,881	$99,833	$93,504
Portfolio turnover rateI	85%	61%	112%	68%	88%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $1.90 per share is comprised of distributions from net investment income of $.027 and distributions from net realized gain of $1.877 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Energy Fund Class I

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$32.62	$48.05	$42.55	$35.28	$41.95
Income from Investment Operations
Net investment income (loss)A	.25	.39	.28	.35	.37
Net realized and unrealized gain (loss)	.20	(13.56)	7.42	7.12	(6.79)
Total from investment operations	.45	(13.17)	7.70	7.47	(6.42)
Distributions from net investment income	(.29)	(.30)B	(.27)	(.20)	(.25)
Distributions from net realized gain	–	(1.96)B	(1.93)	–	–
Total distributions	(.29)	(2.26)	(2.20)	(.20)	(.25)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$32.78	$32.62	$48.05	$42.55	$35.28
Total ReturnD	1.50%	(28.73)%	18.80%	21.26%	(15.31)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.85%	.85%	.85%	.88%	.86%
Expenses net of fee waivers, if any	.85%	.85%	.85%	.88%	.86%
Expenses net of all reductions	.83%	.85%	.85%	.86%	.85%
Net investment income (loss)	.82%	1.02%	.63%	.89%	1.03%
Supplemental Data
Net assets, end of period (000 omitted)	$193,683	$130,308	$110,795	$65,034	$56,692
Portfolio turnover rateG	85%	61%	112%	68%	88%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Financial Services Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2016	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(11.55)%	8.32%	(1.71)%
Class T (incl. 3.50% sales charge)	(9.71)%	8.53%	(1.74)%
Class C (incl. contingent deferred sales charge)	(7.81)%	8.78%	(1.86)%
Class I	(5.89)%	9.95%	(0.83)%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Financial Services Fund - Class A on July 31, 2006, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$8,412	Fidelity Advisor® Financial Services Fund - Class A
$21,089	S&P 500® Index

Fidelity Advisor® Financial Services Fund

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained modestly for the year ending July 31, 2016, overcoming persistent concern about global economic growth, uncertainty regarding U.S. monetary policy and the U.K.’s late-June vote to leave the European Union, dubbed Brexit. The S&P 500® index rose 5.61%, with larger-cap, value-oriented stocks and defensive sectors shining brightest. Volatility peaked in the early weeks of 2016, as continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009. Markets then rose beginning in February amid U.S. job gains, a broad rally in energy and materials markets, global economic stimulus and perceived softening of monetary policy by the U.S. Federal Reserve. The June 23 Brexit vote surprised markets and resulted in a sharp two-day decline for stocks, followed by a rebound as investor sentiment shifted and remained positive through July 31. For the year, dividend-rich telecom services (+26%), utilities (+23%) and consumer staples (+12%) led the way amid strong investor demand for yield. Industrials (+10%) and information technology (+10%) also outperformed, as did materials (+8%), despite a weak commodities environment overall. Conversely, a strong run for real estate stocks couldn’t keep financials (-4%) from losing ground, as low interest rates continued to squeeze bank profits.

Comments from Portfolio Manager Christopher Lee:  For the year, the fund’s share classes lagged the -1.41% return of the MSCI U.S. IMI Financials 25/50 Index by about 5 percentage points. Both the fund and benchmark finished well behind the broad-based S&P 500®. Versus the benchmark, the fund’s lack of exposure to retail REITs (real estate investment trusts) detracted, as did stocks picks in the asset management & custody banks group and positioning in consumer finance. Individual disappointments included diversified REIT NorthStar Realty Finance and subprime lender OneMain Holdings, both of which were pressured by their debt levels. NorthStar’s stock also fell as some expected catalysts failed to materialize, while worries about a potential increase in defaults and delinquencies weighed on OneMain’s return. NorthStar and OneMain were not in the portfolio at period end. Shares of real estate services company Realogy Holdings sank amid concern that higher interest rates would slow the U.S. housing recovery. Our underweighting in the weak-performing investment banking & brokerage group and positioning in the life & health insurance segment gave a modest boost to relative performance. Top individual contributors, however, came from elsewhere and included health care REIT Ventas, which benefited from stable cash flows related to its long-term leases.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On September 1, 2016, real estate became a standalone sector under the S&P and MSCI Global Industry Classification Standard, used as the basis for many equity market indices. With this change, the structure of the fund’s supplemental sector benchmark was modified to exclude real estate as an industry group from the financials sector, with the exception of mortgage-related REITs. As a result, there may be a decrease in the fund’s exposure to the real estate industry. Additionally on September 1, 2016, the fund’s sector benchmark changed to the MSCI U.S. IMI Financials 5% Capped Index. This capped index precludes any single issuer from representing more than 5% of the index at the time of quarterly rebalance.

Fidelity Advisor® Financial Services Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Berkshire Hathaway, Inc. Class B	5.9	5.4
Bank of America Corp.	4.2	5.0
Chubb Ltd.	4.1	3.8
Citigroup, Inc.	3.9	4.9
American Tower Corp.	3.9	3.5
Wells Fargo & Co.	3.7	3.7
U.S. Bancorp	3.6	3.8
JPMorgan Chase & Co.	3.3	5.2
Ventas, Inc.	2.7	2.0
Capital One Financial Corp.	2.7	3.1
	38.0

Top Industries (% of fund's net assets)

As of July 31, 2016
Banks	24.7%
Real Estate Investment Trusts	22.9%
Insurance	18.6%
Diversified Financial Services	9.7%
Capital Markets	6.5%
All Others*	17.6%

As of January 31, 2016
Banks	28.5%
Real Estate Investment Trusts	17.1%
Insurance	16.3%
Capital Markets	8.0%
Diversified Financial Services	7.8%
All Others*	22.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Fidelity Advisor® Financial Services Fund

Investments July 31, 2016

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value
Banks - 24.7%
Diversified Banks - 19.3%
Bank of America Corp.	558,456	$8,092,027
Citigroup, Inc.	174,365	7,638,931
Comerica, Inc.	27,419	1,240,436
JPMorgan Chase & Co.	101,931	6,520,526
U.S. Bancorp	164,508	6,937,302
Wells Fargo & Co.	148,648	7,130,645
		37,559,867
Regional Banks - 5.4%
CoBiz, Inc.	74,291	917,494
Huntington Bancshares, Inc.	211,600	2,010,200
M&T Bank Corp.	27,400	3,138,944
Popular, Inc.	52,200	1,758,618
Preferred Bank, Los Angeles	12,400	405,108
SunTrust Banks, Inc.	54,900	2,321,721
		10,552,085

TOTAL BANKS		48,111,952

Capital Markets - 6.5%
Asset Management & Custody Banks - 3.2%
Affiliated Managers Group, Inc. (a)	6,654	976,674
Invesco Ltd.	50,938	1,486,371
Northern Trust Corp.	29,400	1,987,146
Oaktree Capital Group LLC Class A	37,600	1,745,392
		6,195,583
Investment Banking & Brokerage - 3.3%
E*TRADE Financial Corp. (a)	75,700	1,898,556
Goldman Sachs Group, Inc.	23,950	3,803,500
Virtu Financial, Inc. Class A	48,100	827,320
		6,529,376

TOTAL CAPITAL MARKETS		12,724,959

Consumer Finance - 5.2%
Consumer Finance - 5.2%
American Express Co.	29,300	1,888,678
Capital One Financial Corp.	78,338	5,254,913
Synchrony Financial	105,800	2,949,704
		10,093,295
Diversified Financial Services - 9.7%
Multi-Sector Holdings - 5.9%
Berkshire Hathaway, Inc. Class B (a)	80,269	11,580,406
Specialized Finance - 3.8%
CME Group, Inc.	29,000	2,964,960
IntercontinentalExchange, Inc.	16,464	4,349,789
		7,314,749

TOTAL DIVERSIFIED FINANCIAL SERVICES		18,895,155

Insurance - 18.6%
Insurance Brokers - 4.1%
Brown & Brown, Inc.	90,100	3,303,066
Marsh & McLennan Companies, Inc.	72,500	4,766,875
		8,069,941
Life & Health Insurance - 2.2%
Torchmark Corp.	70,480	4,360,598
Multi-Line Insurance - 0.6%
American Financial Group, Inc.	14,600	1,067,260
Property & Casualty Insurance - 10.7%
Allied World Assurance Co. Holdings AG	75,200	3,082,448
Allstate Corp.	70,490	4,816,582
Chubb Ltd.	63,957	8,011,254
FNF Group	129,250	4,868,848
		20,779,132
Reinsurance - 1.0%
Reinsurance Group of America, Inc.	19,500	1,935,375

TOTAL INSURANCE		36,212,306

IT Services - 5.6%
Data Processing & Outsourced Services - 5.6%
MasterCard, Inc. Class A	29,400	2,800,056
The Western Union Co.	117,200	2,344,000
Visa, Inc. Class A	64,620	5,043,591
WEX, Inc. (a)	8,000	749,440
		10,937,087
Professional Services - 0.9%
Research & Consulting Services - 0.9%
Verisk Analytics, Inc. (a)	20,000	1,705,600
Real Estate Investment Trusts - 22.9%
Diversified REITs - 1.8%
Store Capital Corp.	31,300	976,247
VEREIT, Inc.	235,100	2,600,206
		3,576,453
Health Care REIT's - 2.7%
Ventas, Inc.	69,300	5,277,888
Industrial REITs - 1.2%
DCT Industrial Trust, Inc.	33,900	1,702,458
Duke Realty LP	24,700	711,113
		2,413,571
Mortgage REITs - 2.2%
American Capital Agency Corp.	95,700	1,874,763
American Capital Mortgage Investment Corp.	56,100	917,796
Redwood Trust, Inc.	103,800	1,481,226
		4,273,785
Office REITs - 3.4%
Boston Properties, Inc.	30,200	4,292,326
Douglas Emmett, Inc.	62,700	2,385,108
		6,677,434
Residential REITs - 4.5%
American Campus Communities, Inc.	54,873	2,966,983
Equity Residential (SBI)	33,300	2,264,067
Essex Property Trust, Inc.	3,900	912,132
UDR, Inc.	69,100	2,572,593
		8,715,775
Specialized REITs - 7.1%
American Tower Corp.	64,900	7,513,473
Outfront Media, Inc.	78,330	1,822,739
Public Storage	18,850	4,503,642
		13,839,854

TOTAL REAL ESTATE INVESTMENT TRUSTS		44,774,760

Real Estate Management & Development - 1.2%
Real Estate Services - 1.2%
Realogy Holdings Corp. (a)	78,400	2,429,616
Software - 0.1%
Application Software - 0.1%
SS&C Technologies Holdings, Inc.	5,900	190,098
Thrifts & Mortgage Finance - 0.5%
Thrifts & Mortgage Finance - 0.5%
MGIC Investment Corp. (a)	96,600	694,554
Radian Group, Inc.	27,800	358,620
		1,053,174
Trading Companies & Distributors - 0.3%
Trading Companies & Distributors - 0.3%
AerCap Holdings NV (a)	16,800	613,368
TOTAL COMMON STOCKS
(Cost $183,201,846)		187,741,370

Money Market Funds - 3.4%
Fidelity Cash Central Fund, 0.42% (b)
(Cost $6,714,252)	6,714,252	6,714,252
TOTAL INVESTMENT PORTFOLIO - 99.6%
(Cost $189,916,098)		194,455,622
NET OTHER ASSETS (LIABILITIES) - 0.4%		692,172
NET ASSETS - 100%		$195,147,794

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$30,419
Fidelity Securities Lending Cash Central Fund	2,405
Total	$32,824

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Financial Services Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $183,201,846)	$187,741,370
Fidelity Central Funds (cost $6,714,252)	6,714,252
Total Investments (cost $189,916,098)		$194,455,622
Receivable for investments sold		1,228,396
Receivable for fund shares sold		206,470
Dividends receivable		180,052
Distributions receivable from Fidelity Central Funds		2,304
Other receivables		7,745
Total assets		196,080,589
Liabilities
Payable for investments purchased	$332,521
Payable for fund shares redeemed	348,283
Accrued management fee	89,382
Distribution and service plan fees payable	71,947
Other affiliated payables	46,798
Other payables and accrued expenses	43,864
Total liabilities		932,795
Net Assets		$195,147,794
Net Assets consist of:
Paid in capital		$238,579,967
Distributions in excess of net investment income		(122,111)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(47,848,748)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,538,686
Net Assets		$195,147,794
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($97,011,040 ÷ 6,288,875 shares)		$15.43
Maximum offering price per share (100/94.25 of $15.43)		$16.37
Class T:
Net Asset Value and redemption price per share ($30,044,143 ÷ 1,965,375 shares)		$15.29
Maximum offering price per share (100/96.50 of $15.29)		$15.84
Class C:
Net Asset Value and offering price per share ($47,504,897 ÷ 3,265,337 shares)(a)		$14.55
Class I:
Net Asset Value, offering price and redemption price per share ($20,587,714 ÷ 1,299,803 shares)		$15.84

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2016
Investment Income
Dividends		$4,076,690
Income from Fidelity Central Funds (including $2,405 from security lending)		32,824
Total income		4,109,514
Expenses
Management fee	$1,180,118
Transfer agent fees	523,037
Distribution and service plan fees	909,593
Accounting and security lending fees	83,786
Custodian fees and expenses	15,774
Independent trustees' fees and expenses	4,404
Registration fees	70,868
Audit	51,417
Legal	4,622
Miscellaneous	2,474
Total expenses before reductions	2,846,093
Expense reductions	(19,713)	2,826,380
Net investment income (loss)		1,283,134
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,132,423)
Foreign currency transactions	29,827
Total net realized gain (loss)		(1,102,596)
Change in net unrealized appreciation (depreciation) on: Investment securities	(19,199,877)
Assets and liabilities in foreign currencies	(761)
Total change in net unrealized appreciation (depreciation)		(19,200,638)
Net gain (loss)		(20,303,234)
Net increase (decrease) in net assets resulting from operations		$(19,020,100)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2016	Year ended July 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,283,134	$836,701
Net realized gain (loss)	(1,102,596)	12,569,347
Change in net unrealized appreciation (depreciation)	(19,200,638)	5,448,999
Net increase (decrease) in net assets resulting from operations	(19,020,100)	18,855,047
Distributions to shareholders from net investment income	(957,546)	(1,174,436)
Distributions to shareholders from net realized gain	(189,767)	–
Total distributions	(1,147,313)	(1,174,436)
Share transactions - net increase (decrease)	(18,476,090)	48,366,952
Redemption fees	14,186	16,144
Total increase (decrease) in net assets	(38,629,317)	66,063,707
Net Assets
Beginning of period	233,777,111	167,713,404
End of period	$195,147,794	$233,777,111
Other Information
Distributions in excess of net investment income end of period	$(122,111)	$(213,877)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Financial Services Fund Class A

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$16.53	$14.97	$13.41	$10.18	$10.06
Income from Investment Operations
Net investment income (loss)A	.11	.10	.10	.15	.07
Net realized and unrealized gain (loss)	(1.13)	1.59B	1.55	3.18	.06
Total from investment operations	(1.02)	1.69	1.65	3.33	.13
Distributions from net investment income	(.07)	(.13)	(.08)	(.10)	(.01)
Distributions from net realized gain	(.01)	–	(.01)	–	–
Total distributions	(.08)	(.13)	(.09)	(.10)	(.01)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$15.43	$16.53	$14.97	$13.41	$10.18
Total ReturnD,E	(6.15)%	11.29%B	12.39%	32.99%	1.34%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.15%	1.17%	1.22%	1.29%	1.28%
Expenses net of fee waivers, if any	1.15%	1.17%	1.22%	1.29%	1.28%
Expenses net of all reductions	1.15%	1.17%	1.22%	1.21%	1.20%
Net investment income (loss)	.77%	.61%	.68%	1.31%	.72%
Supplemental Data
Net assets, end of period (000 omitted)	$97,011	$102,983	$77,674	$64,428	$47,055
Portfolio turnover rateH	63%	44%	49%	288%	441%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 10.97%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Financial Services Fund Class T

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$16.41	$14.86	$13.31	$10.11	$10.01
Income from Investment Operations
Net investment income (loss)A	.07	.05	.06	.12	.04
Net realized and unrealized gain (loss)	(1.13)	1.58B	1.55	3.16	.06
Total from investment operations	(1.06)	1.63	1.61	3.28	.10
Distributions from net investment income	(.05)	(.08)	(.05)	(.08)	–C
Distributions from net realized gain	(.01)	–	(.01)	–	–
Total distributions	(.06)	(.08)	(.06)	(.08)	–C
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$15.29	$16.41	$14.86	$13.31	$10.11
Total ReturnD,E	(6.43)%	10.98%B	12.10%	32.66%	1.03%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.45%	1.45%	1.48%	1.55%	1.54%
Expenses net of fee waivers, if any	1.45%	1.45%	1.48%	1.55%	1.54%
Expenses net of all reductions	1.44%	1.45%	1.48%	1.47%	1.45%
Net investment income (loss)	.47%	.33%	.42%	1.06%	.46%
Supplemental Data
Net assets, end of period (000 omitted)	$30,044	$34,314	$31,596	$30,576	$24,367
Portfolio turnover rateH	63%	44%	49%	288%	441%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 10.66%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Financial Services Fund Class C

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$15.67	$14.22	$12.75	$9.70	$9.65
Income from Investment Operations
Net investment income (loss)A	–B	(.02)	–B	.06	–B
Net realized and unrealized gain (loss)	(1.08)	1.51C	1.48	3.03	.05
Total from investment operations	(1.08)	1.49	1.48	3.09	.05
Distributions from net investment income	(.03)	(.04)	(.01)	(.04)	–
Distributions from net realized gain	(.01)	–	–	–	–
Total distributions	(.04)	(.04)	(.01)	(.04)	–
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$14.55	$15.67	$14.22	$12.75	$9.70
Total ReturnD,E	(6.88)%	10.45%C	11.65%	31.98%	.52%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.90%	1.90%	1.94%	2.03%	2.03%
Expenses net of fee waivers, if any	1.90%	1.90%	1.94%	2.03%	2.03%
Expenses net of all reductions	1.89%	1.90%	1.93%	1.96%	1.94%
Net investment income (loss)	.02%	(.12)%	(.03)%	.57%	(.03)%
Supplemental Data
Net assets, end of period (000 omitted)	$47,505	$50,206	$36,740	$29,897	$20,875
Portfolio turnover rateH	63%	44%	49%	288%	441%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 10.13%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Financial Services Fund Class I

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$16.94	$15.34	$13.73	$10.42	$10.28
Income from Investment Operations
Net investment income (loss)A	.17	.15	.15	.20	.10
Net realized and unrealized gain (loss)	(1.17)	1.62B	1.60	3.25	.06
Total from investment operations	(1.00)	1.77	1.75	3.45	.16
Distributions from net investment income	(.09)	(.17)	(.13)	(.14)	(.02)
Distributions from net realized gain	(.01)	–	(.01)	–	–
Total distributions	(.10)	(.17)	(.14)	(.14)	(.02)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$15.84	$16.94	$15.34	$13.73	$10.42
Total ReturnD	(5.89)%	11.61%B	12.85%	33.45%	1.61%
Ratios to Average Net AssetsE,F
Expenses before reductions	.85%	.84%	.87%	.96%	.98%
Expenses net of fee waivers, if any	.85%	.84%	.87%	.96%	.98%
Expenses net of all reductions	.84%	.84%	.86%	.88%	.89%
Net investment income (loss)	1.07%	.94%	1.04%	1.65%	1.02%
Supplemental Data
Net assets, end of period (000 omitted)	$20,588	$42,443	$16,164	$9,275	$5,596
Portfolio turnover rateG	63%	44%	49%	288%	441%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 11.29%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Health Care Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2016	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(15.00)%	18.73%	12.32%
Class T (incl. 3.50% sales charge)	(13.20)%	18.97%	12.30%
Class C (incl. contingent deferred sales charge)	(11.34)%	19.26%	12.16%
Class I	(9.60)%	20.47%	13.30%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Health Care Fund - Class A on July 31, 2006, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$31,968	Fidelity Advisor® Health Care Fund - Class A
$21,089	S&P 500® Index

Fidelity Advisor® Health Care Fund

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained modestly for the year ending July 31, 2016, overcoming persistent concern about global economic growth, uncertainty regarding U.S. monetary policy and the U.K.’s late-June vote to leave the European Union, dubbed Brexit. The S&P 500® index rose 5.61%, with larger-cap, value-oriented stocks and defensive sectors shining brightest. Volatility peaked in the early weeks of 2016, as continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009. Markets then rose beginning in February amid U.S. job gains, a broad rally in energy and materials markets, global economic stimulus and perceived softening of monetary policy by the U.S. Federal Reserve. The June 23 Brexit vote surprised markets and resulted in a sharp two-day decline for stocks, followed by a rebound as investor sentiment shifted and remained positive through July 31. For the year, dividend-rich telecom services (+26%), utilities (+23%) and consumer staples (+12%) led the way amid strong investor demand for yield. Industrials (+10%) and information technology (+10%) also outperformed, as did materials (+8%), despite a weak commodities environment overall. Conversely, a strong run for real estate stocks couldn’t keep financials (-4%) from losing ground, as low interest rates continued to squeeze bank profits.

Comments from Portfolio Manager Eddie Yoon:  For the year, the fund’s share classes (excluding sales charges, if applicable) trailed the -2.58% return of the sector benchmark, the MSCI U.S. IMI Health Care 25/50 Index, by between 7 and 8 percentage points; both the fund and benchmark lagged the S&P 500®. After multiyear gains, health care stocks lagged the broad market this period due partly to concerns over drug pricing and global macroeconomic instability. Versus the MSCI sector benchmark, stock selection in the pharmaceuticals and biotechnology industries – which make up more than half the fund – dragged most on performance. From an individual stock perspective, not owning large-cap index stalwart Johnson & Johnson (J&J) was the fund's biggest detractor. J&J's stock returned nearly 29% this period, as investors sought more-defensive names with solid financials and attractive dividends amid worries about the global economy as well as election-year jitters over health care regulation. Stock picks and a sizable overweighting in the strong-performing health care equipment segment was a big plus. From this industry, medical device maker Boston Scientific was the largest individual relative contributor and one of the fund's biggest holdings. Shares of Boston Scientific advanced 40% for the year. The company completed its purchase of Endo International's men's health business in August and cut costs. The stock surged in late October after the firm reported strong third-quarter financial results and raised its full-year forecast on an expected increase in sales due to new products.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Health Care Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Medtronic PLC	9.7	9.6
Amgen, Inc.	6.7	4.6
Allergan PLC	6.0	6.4
Boston Scientific Corp.	5.1	4.4
Teva Pharmaceutical Industries Ltd. sponsored ADR	4.2	5.9
Vertex Pharmaceuticals, Inc.	3.8	2.0
UnitedHealth Group, Inc.	3.2	2.6
Alexion Pharmaceuticals, Inc.	3.1	0.0
McKesson Corp.	2.9	2.9
Bristol-Myers Squibb Co.	2.4	3.3
	47.1

Top Industries (% of fund's net assets)

As of July 31, 2016
Health Care Equipment & Supplies	28.0%
Biotechnology	27.4%
Pharmaceuticals	21.3%
Health Care Providers & Services	15.2%
Health Care Technology	3.0%
All Others*	5.1%

As of January 31, 2016
Pharmaceuticals	28.8%
Biotechnology	25.0%
Health Care Equipment & Supplies	24.6%
Health Care Providers & Services	13.8%
Health Care Technology	2.8%
All Others*	5.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity Advisor® Health Care Fund

Investments July 31, 2016

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
Biotechnology - 27.4%
Biotechnology - 27.4%
Ablynx NV (a)(b)	748,972	$10,291,040
Acceleron Pharma, Inc. (a)	142,448	4,831,836
Acorda Therapeutics, Inc. (a)	500,000	12,640,000
Actelion Ltd.	107,257	19,023,399
Advanced Accelerator Applications SA sponsored ADR	196,300	6,142,227
Advaxis, Inc. (a)(b)	557,000	4,645,380
Alexion Pharmaceuticals, Inc. (a)	673,500	86,612,100
Alnylam Pharmaceuticals, Inc. (a)	164,055	11,168,864
Amgen, Inc.	1,100,100	189,250,203
Amicus Therapeutics, Inc. (a)	994,500	6,683,040
Arena Pharmaceuticals, Inc. (a)	2,625,396	4,384,411
Array BioPharma, Inc. (a)	1,500,000	5,610,000
Ascendis Pharma A/S sponsored ADR (a)	400,000	5,760,000
BeiGene Ltd. sponsored ADR	83,859	2,200,460
Biogen, Inc. (a)	120,984	35,076,891
BioMarin Pharmaceutical, Inc. (a)	155,600	15,469,752
bluebird bio, Inc. (a)(b)	48,120	2,751,502
Blueprint Medicines Corp. (a)	205,000	4,532,550
Celgene Corp. (a)	126,808	14,226,590
Cellectis SA sponsored ADR (a)	221,100	5,830,407
Curis, Inc. (a)	1,010,300	1,697,304
Cytokinetics, Inc. (a)	314,747	3,499,987
CytomX Therapeutics, Inc.	145,600	1,464,736
Five Prime Therapeutics, Inc. (a)	101,640	5,152,132
Galapagos Genomics NV sponsored ADR (a)	143,077	7,893,558
Gilead Sciences, Inc.	454,900	36,150,903
Heron Therapeutics, Inc. (a)	163,315	2,714,295
Incyte Corp. (a)	64,700	5,836,587
Insmed, Inc. (a)	1,100,000	12,595,000
Intercept Pharmaceuticals, Inc. (a)	54,421	9,416,466
Mirati Therapeutics, Inc. (a)	83,507	387,472
Neurocrine Biosciences, Inc. (a)	280,000	14,064,400
Puma Biotechnology, Inc. (a)(b)	400,000	19,956,000
Regeneron Pharmaceuticals, Inc. (a)	89,200	37,920,704
Spark Therapeutics, Inc. (a)	142,842	8,276,265
TESARO, Inc. (a)	252,200	23,515,128
Trevena, Inc. (a)	1,000,000	6,270,000
Ultragenyx Pharmaceutical, Inc. (a)	213,205	13,491,612
Vertex Pharmaceuticals, Inc. (a)	1,097,800	106,486,600
Xencor, Inc. (a)	330,000	6,250,200
		770,170,001
Capital Markets - 0.3%
Asset Management & Custody Banks - 0.3%
RPI International Holdings LP (c)	61,683	8,071,221
Diversified Consumer Services - 0.2%
Specialized Consumer Services - 0.2%
Carriage Services, Inc.	215,735	5,244,518
Health Care Equipment & Supplies - 28.0%
Health Care Equipment - 25.2%
Atricure, Inc. (a)	680,000	10,329,200
Boston Scientific Corp. (a)	5,840,300	141,802,484
DexCom, Inc. (a)	390,000	35,969,700
Edwards Lifesciences Corp. (a)	227,200	26,018,944
Insulet Corp. (a)	535,300	18,944,267
Integra LifeSciences Holdings Corp. (a)	300,000	25,281,000
Intuitive Surgical, Inc. (a)	80,000	55,660,800
Invuity, Inc. (a)(b)	590,000	6,077,000
Medtronic PLC	3,110,000	272,529,300
Nevro Corp. (a)(b)	220,400	18,227,080
NxStage Medical, Inc. (a)	257,763	5,699,140
ResMed, Inc.	175,700	12,102,216
Wright Medical Group NV (a)	1,303,200	28,579,176
Zeltiq Aesthetics, Inc. (a)(b)	550,000	18,672,500
Zimmer Biomet Holdings, Inc.	228,200	29,926,148
		705,818,955
Health Care Supplies - 2.8%
ICU Medical, Inc. (a)	99,900	11,664,324
Penumbra, Inc. (a)(b)	341,100	23,300,541
The Cooper Companies, Inc.	140,400	25,618,788
The Spectranetics Corp. (a)(b)	800,000	18,544,000
		79,127,653

TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		784,946,608

Health Care Providers & Services - 15.1%
Health Care Distributors & Services - 3.8%
Amplifon SpA	761,295	7,592,060
EBOS Group Ltd.	1,312,664	15,642,098
McKesson Corp.	423,708	82,436,628
Oriola-KD Oyj	257,466	1,208,957
		106,879,743
Health Care Facilities - 1.9%
Brookdale Senior Living, Inc. (a)	406,070	7,500,113
HCA Holdings, Inc. (a)	36,000	2,776,680
Surgical Care Affiliates, Inc. (a)	359,805	18,713,458
Universal Health Services, Inc. Class B	192,800	24,973,384
		53,963,635
Health Care Services - 1.8%
Adeptus Health, Inc. Class A (a)(b)	175,900	7,839,863
American Renal Associates Holdings, Inc.	291,557	6,953,634
Envision Healthcare Holdings, Inc. (a)	1,100,000	27,049,000
United Drug PLC (United Kingdom)	941,461	7,245,354
		49,087,851
Managed Health Care - 7.6%
Aetna, Inc.	89,000	10,253,690
Anthem, Inc.	304,300	39,966,762
Cigna Corp.	497,600	64,170,496
Humana, Inc.	56,900	9,818,095
UnitedHealth Group, Inc.	620,400	88,841,280
		213,050,323

TOTAL HEALTH CARE PROVIDERS & SERVICES		422,981,552

Health Care Technology - 3.0%
Health Care Technology - 3.0%
athenahealth, Inc. (a)	250,100	31,960,279
Castlight Health, Inc. (a)	336,800	1,256,264
Evolent Health, Inc. (a)	318,100	7,488,074
HealthStream, Inc. (a)	692,091	16,769,365
Medidata Solutions, Inc. (a)	528,000	28,063,200
		85,537,182
Life Sciences Tools & Services - 2.2%
Life Sciences Tools & Services - 2.2%
Agilent Technologies, Inc.	1,013,000	48,735,430
Bruker Corp.	268,500	6,691,020
PRA Health Sciences, Inc. (a)	124,300	5,765,034
		61,191,484
Pharmaceuticals - 21.3%
Pharmaceuticals - 21.3%
Allergan PLC (a)	664,300	168,034,685
Amphastar Pharmaceuticals, Inc. (a)	600,000	9,708,000
Astellas Pharma, Inc.	712,300	11,868,155
Bristol-Myers Squibb Co.	903,200	67,568,392
Catalent, Inc. (a)	958,400	24,477,536
Dechra Pharmaceuticals PLC	660,000	11,617,244
Eisai Co. Ltd.	245,900	14,378,140
Endo International PLC (a)	415,400	7,211,344
GlaxoSmithKline PLC	1,072,500	23,952,176
Horizon Pharma PLC (a)	695,000	13,406,550
Jazz Pharmaceuticals PLC (a)	140,200	21,165,994
Jiangsu Hengrui Medicine Co. Ltd.	1,716,000	11,292,892
Lee's Pharmaceutical Holdings Ltd.	4,366,536	3,421,909
Mylan N.V. (a)	216,400	10,125,356
Pfizer, Inc.	457,300	16,869,797
Prestige Brands Holdings, Inc. (a)	158,900	8,501,150
Sanofi SA sponsored ADR	400,000	17,052,000
Sun Pharmaceutical Industries Ltd.	1,000,010	12,451,554
Teva Pharmaceutical Industries Ltd. sponsored ADR	2,213,900	118,443,650
The Medicines Company (a)(b)	304,298	11,901,095
TherapeuticsMD, Inc. (a)(b)	2,065,000	16,045,050
		599,492,669
Professional Services - 1.0%
Human Resource & Employment Services - 1.0%
WageWorks, Inc. (a)	440,000	27,196,400
TOTAL COMMON STOCKS
(Cost $2,373,940,680)		2,764,831,635

Convertible Preferred Stocks - 0.1%
Health Care Providers & Services - 0.1%
Health Care Services - 0.1%
1Life Healthcare, Inc. Series G (a)(c)
(Cost $2,121,583)	322,145	2,667,361

Money Market Funds - 2.3%
Fidelity Cash Central Fund, 0.42% (d)	24,946,506	24,946,506
Fidelity Securities Lending Cash Central Fund, 0.45% (d)(e)	39,414,318	39,414,318
TOTAL MONEY MARKET FUNDS
(Cost $64,360,824)		64,360,824
TOTAL INVESTMENT PORTFOLIO - 100.9%
(Cost $2,440,423,087)		2,831,859,820
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(24,466,777)
NET ASSETS - 100%		$2,807,393,043

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $10,738,581 or 0.4% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
1Life Healthcare, Inc. Series G	4/10/14	$2,121,583
RPI International Holdings LP	5/21/15 - 3/23/16	$8,207,868

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$125,326
Fidelity Securities Lending Cash Central Fund	501,907
Total	$627,233

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$2,764,831,635	$2,706,561,943	$50,198,471	$8,071,221
Convertible Preferred Stocks	2,667,361	--	--	2,667,361
Money Market Funds	64,360,824	64,360,824	--	--
Total Investments in Securities:	$2,831,859,820	$2,770,922,767	$50,198,471	$10,738,582

The following is a summary of transfers between Level 1 and Level 2 for the period ended July 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$38,135,914
Level 2 to Level 1	$0

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	70.5%
Ireland	17.6%
Israel	4.2%
Netherlands	1.4%
United Kingdom	1.2%
Others (Individually Less Than 1%)	5.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Health Care Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2016
Assets
Investment in securities, at value (including securities loaned of $38,742,729) — See accompanying schedule: Unaffiliated issuers (cost $2,376,062,263)	$2,767,498,996
Fidelity Central Funds (cost $64,360,824)	64,360,824
Total Investments (cost $2,440,423,087)		$2,831,859,820
Receivable for investments sold		32,577,205
Receivable for fund shares sold		4,592,989
Dividends receivable		562,074
Distributions receivable from Fidelity Central Funds		77,212
Other receivables		53,416
Total assets		2,869,722,716
Liabilities
Payable for investments purchased	$14,822,079
Payable for fund shares redeemed	5,337,938
Accrued management fee	1,252,544
Distribution and service plan fees payable	923,829
Other affiliated payables	510,166
Other payables and accrued expenses	68,799
Collateral on securities loaned, at value	39,414,318
Total liabilities		62,329,673
Net Assets		$2,807,393,043
Net Assets consist of:
Paid in capital		$2,520,245,529
Accumulated net investment loss		(6,590,642)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(97,697,903)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		391,436,059
Net Assets		$2,807,393,043
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($1,159,614,061 ÷ 30,335,169 shares)		$38.23
Maximum offering price per share (100/94.25 of $38.23)		$40.56
Class T:
Net Asset Value and redemption price per share ($293,556,417 ÷ 8,166,410 shares)		$35.95
Maximum offering price per share (100/96.50 of $35.95)		$37.25
Class C:
Net Asset Value and offering price per share ($695,374,071 ÷ 22,344,647 shares)(a)		$31.12
Class I:
Net Asset Value, offering price and redemption price per share ($658,848,494 ÷ 15,948,671 shares)		$41.31

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2016
Investment Income
Dividends		$21,545,185
Interest		55
Income from Fidelity Central Funds (including $501,907 from security lending)		627,233
Total income		22,172,473
Expenses
Management fee	$15,537,069
Transfer agent fees	5,629,227
Distribution and service plan fees	11,405,188
Accounting and security lending fees	841,829
Custodian fees and expenses	71,018
Independent trustees' fees and expenses	57,542
Registration fees	154,308
Audit	56,855
Legal	35,975
Interest	2,012
Miscellaneous	35,068
Total expenses before reductions	33,826,091
Expense reductions	(156,179)	33,669,912
Net investment income (loss)		(11,497,439)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(94,941,774)
Foreign currency transactions	13,698
Total net realized gain (loss)		(94,928,076)
Change in net unrealized appreciation (depreciation) on: Investment securities	(255,190,334)
Assets and liabilities in foreign currencies	(266)
Total change in net unrealized appreciation (depreciation)		(255,190,600)
Net gain (loss)		(350,118,676)
Net increase (decrease) in net assets resulting from operations		$(361,616,115)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2016	Year ended July 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(11,497,439)	$(13,226,611)
Net realized gain (loss)	(94,928,076)	303,936,182
Change in net unrealized appreciation (depreciation)	(255,190,600)	322,305,451
Net increase (decrease) in net assets resulting from operations	(361,616,115)	613,015,022
Distributions to shareholders from net realized gain	(200,296,642)	(188,666,593)
Share transactions - net increase (decrease)	39,266,649	1,510,649,436
Redemption fees	89,122	66,619
Total increase (decrease) in net assets	(522,556,986)	1,935,064,484
Net Assets
Beginning of period	3,329,950,029	1,394,885,545
End of period	$2,807,393,043	$3,329,950,029
Other Information
Accumulated net investment loss end of period	$(6,590,642)	$(17)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Health Care Fund Class A

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$45.17	$37.72	$31.29	$24.35	$25.60
Income from Investment Operations
Net investment income (loss)A	(.09)	(.19)	(.18)	–B	(.04)
Net realized and unrealized gain (loss)	(4.30)	12.03	10.13	9.53	1.43
Total from investment operations	(4.39)	11.84	9.95	9.53	1.39
Distributions from net realized gain	(2.55)	(4.39)	(3.52)	(2.59)	(2.64)
Total distributions	(2.55)	(4.39)	(3.52)	(2.59)	(2.64)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$38.23	$45.17	$37.72	$31.29	$24.35
Total ReturnC,D	(9.82)%	34.07%	34.79%	42.77%	7.58%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.04%	1.04%	1.08%	1.14%	1.19%
Expenses net of fee waivers, if any	1.04%	1.04%	1.08%	1.14%	1.19%
Expenses net of all reductions	1.04%	1.04%	1.07%	1.13%	1.18%
Net investment income (loss)	(.25)%	(.45)%	(.54)%	(.01)%	(.18)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,159,614	$1,374,654	$613,995	$365,416	$233,188
Portfolio turnover rateG	67%	80%	111%	92%	124%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Health Care Fund Class T

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$42.68	$35.87	$29.91	$23.42	$24.80
Income from Investment Operations
Net investment income (loss)A	(.18)	(.28)	(.26)	(.07)	(.09)
Net realized and unrealized gain (loss)	(4.06)	11.39	9.67	9.13	1.35
Total from investment operations	(4.24)	11.11	9.41	9.06	1.26
Distributions from net realized gain	(2.49)	(4.30)	(3.45)	(2.57)	(2.64)
Total distributions	(2.49)	(4.30)	(3.45)	(2.57)	(2.64)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$35.95	$42.68	$35.87	$29.91	$23.42
Total ReturnC,D	(10.05)%	33.69%	34.49%	42.39%	7.27%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.31%	1.31%	1.34%	1.39%	1.43%
Expenses net of fee waivers, if any	1.31%	1.31%	1.34%	1.39%	1.43%
Expenses net of all reductions	1.31%	1.30%	1.34%	1.38%	1.43%
Net investment income (loss)	(.52)%	(.72)%	(.80)%	(.26)%	(.42)%
Supplemental Data
Net assets, end of period (000 omitted)	$293,556	$348,886	$216,973	$158,611	$117,969
Portfolio turnover rateG	67%	80%	111%	92%	124%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Health Care Fund Class C

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$37.45	$32.03	$27.11	$21.51	$23.11
Income from Investment Operations
Net investment income (loss)A	(.30)	(.41)	(.38)	(.17)	(.18)
Net realized and unrealized gain (loss)	(3.57)	10.05	8.68	8.31	1.22
Total from investment operations	(3.87)	9.64	8.30	8.14	1.04
Distributions from net realized gain	(2.46)	(4.22)	(3.38)	(2.54)	(2.64)
Total distributions	(2.46)	(4.22)	(3.38)	(2.54)	(2.64)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$31.12	$37.45	$32.03	$27.11	$21.51
Total ReturnC,D	(10.50)%	33.04%	33.83%	41.74%	6.80%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.79%	1.79%	1.83%	1.87%	1.90%
Expenses net of fee waivers, if any	1.79%	1.79%	1.83%	1.87%	1.90%
Expenses net of all reductions	1.79%	1.79%	1.82%	1.85%	1.89%
Net investment income (loss)	(1.00)%	(1.20)%	(1.29)%	(.74)%	(.89)%
Supplemental Data
Net assets, end of period (000 omitted)	$695,374	$761,070	$257,859	$125,965	$78,763
Portfolio turnover rateG	67%	80%	111%	92%	124%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Health Care Fund Class I

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$48.53	$40.22	$33.12	$25.60	$26.69
Income from Investment Operations
Net investment income (loss)A	–B	(.09)	(.10)	.07	.03
Net realized and unrealized gain (loss)	(4.62)	12.88	10.80	10.07	1.52
Total from investment operations	(4.62)	12.79	10.70	10.14	1.55
Distributions from net realized gain	(2.60)	(4.48)	(3.60)	(2.62)	(2.64)
Total distributions	(2.60)	(4.48)	(3.60)	(2.62)	(2.64)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$41.31	$48.53	$40.22	$33.12	$25.60
Total ReturnC	(9.60)%	34.40%	35.21%	43.12%	7.91%
Ratios to Average Net AssetsD,E
Expenses before reductions	.78%	.79%	.81%	.87%	.89%
Expenses net of fee waivers, if any	.78%	.79%	.81%	.87%	.89%
Expenses net of all reductions	.78%	.78%	.81%	.85%	.88%
Net investment income (loss)	.01%	(.20)%	(.27)%	.26%	.12%
Supplemental Data
Net assets, end of period (000 omitted)	$658,848	$832,415	$292,654	$74,417	$40,737
Portfolio turnover rateF	67%	80%	111%	92%	124%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Industrials Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2016	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(1.00)%	10.62%	8.90%
Class T (incl. 3.50% sales charge)	1.07%	10.86%	8.88%
Class C (incl. contingent deferred sales charge)	3.30%	11.10%	8.73%
Class I	5.33%	12.24%	9.86%

 Prior to October 1, 2006, the fund was named Fidelity Advisor® Cyclical Industries Fund, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Industrials Fund - Class A on July 31, 2006, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$23,457	Fidelity Advisor® Industrials Fund - Class A
$21,089	S&P 500® Index

Fidelity Advisor® Industrials Fund

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained modestly for the year ending July 31, 2016, overcoming persistent concern about global economic growth, uncertainty regarding U.S. monetary policy and the U.K.’s late-June vote to leave the European Union, dubbed Brexit. The S&P 500® index rose 5.61%, with larger-cap, value-oriented stocks and defensive sectors shining brightest. Volatility peaked in the early weeks of 2016, as continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009. Markets then rose beginning in February amid U.S. job gains, a broad rally in energy and materials markets, global economic stimulus and perceived softening of monetary policy by the U.S. Federal Reserve. The June 23 Brexit vote surprised markets and resulted in a sharp two-day decline for stocks, followed by a rebound as investor sentiment shifted and remained positive through July 31. For the year, dividend-rich telecom services (+26%), utilities (+23%) and consumer staples (+12%) led the way amid strong investor demand for yield. Industrials (+10%) and information technology (+10%) also outperformed, as did materials (+8%), despite a weak commodities environment overall. Conversely, a strong run for real estate stocks couldn’t keep financials (-4%) from losing ground, as low interest rates continued to squeeze bank profits.

Comments from Portfolio Manager Tobias Welo:  For the year ending July 31, 2016, most of the fund’s share classes (excluding sales charges, if applicable) returned about 5%, considerably trailing the 8.66% result of the sector benchmark, the MSCI U.S. IMI Industrials 25/50 Index. To a lesser extent, it also lagged the broader S&P 500®. Following a volatile first half, industrials stocks were bolstered by rebounding commodity prices and easing concerns about global growth. Within the fund, stock selection in the office services & supplies, trading companies & distributors, and research & consulting services industries notably hampered results, as did overweighting trucking and underweighting airlines. In the latter two groups, favorable stock decisions overall helped lessen or eliminate that negative impact. An overweighting in Southwest Airlines was the fund’s largest relative detractor; airlines in general were hurt by rebounding crude oil prices and downward pressure on ticket prices. In trading companies & distributors, a non-benchmark stake in Netherlands-based AerCap Holdings also was a significant detractor. In addition to Brexit pressure, investors punished this commercial aircraft and engine lessor largely for its high debt load and emerging-markets exposure. Conversely, positioning in the aerospace & defense segment lifted relative results, most notably nuclear submarine service contractor BWX Technologies, defense contractor Raytheon, and the fund's underweighting in – and eventual liquidation of – holdings of jet manufacturer Boeing. Underweighting construction machinery & heavy trucks also helped.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Industrials Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	12.8	14.9
Honeywell International, Inc.	6.0	5.2
United Technologies Corp.	5.6	4.5
AECOM	4.7	3.9
General Dynamics Corp.	4.3	4.4
J.B. Hunt Transport Services, Inc.	3.9	5.4
Raytheon Co.	3.8	4.1
Northrop Grumman Corp.	3.7	2.8
Caterpillar, Inc.	3.3	0.0
Danaher Corp.	3.0	7.0
	51.1

Top Industries (% of fund's net assets)

As of July 31, 2016
Aerospace & Defense	31.0%
Machinery	15.0%
Industrial Conglomerates	13.6%
Electrical Equipment	10.3%
Road & Rail	5.0%
All Others*	25.1%

As of January 31, 2016
Aerospace & Defense	30.3%
Industrial Conglomerates	21.9%
Road & Rail	6.4%
Machinery	5.4%
Trading Companies & Distributors	5.1%
All Others*	30.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity Advisor® Industrials Fund

Investments July 31, 2016

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value
Aerospace & Defense - 31.0%
Aerospace & Defense - 31.0%
Astronics Corp. (a)	35,327	$1,351,964
BWX Technologies, Inc.	201,000	7,398,810
General Dynamics Corp.	175,562	25,788,302
Hexcel Corp.	181,200	7,822,404
Honeywell International, Inc.	312,933	36,403,496
Northrop Grumman Corp.	103,200	22,356,216
Orbital ATK, Inc.	32,269	2,811,275
Raytheon Co.	164,600	22,966,638
Rockwell Collins, Inc.	51,700	4,374,854
Teledyne Technologies, Inc. (a)	121,565	12,764,325
Textron, Inc.	219,578	8,563,542
TransDigm Group, Inc. (a)	4,882	1,364,617
United Technologies Corp.	311,351	33,516,935
		187,483,378
Air Freight & Logistics - 0.5%
Air Freight & Logistics - 0.5%
C.H. Robinson Worldwide, Inc.	43,100	3,000,622
Airlines - 2.7%
Airlines - 2.7%
Southwest Airlines Co.	440,000	16,284,400
Building Products - 2.9%
Building Products - 2.9%
A.O. Smith Corp.	83,642	7,769,505
Fortune Brands Home & Security, Inc.	151,600	9,591,732
		17,361,237
Commercial Services & Supplies - 2.8%
Commercial Printing - 1.2%
Deluxe Corp.	103,200	6,975,288
Office Services & Supplies - 1.6%
West Corp.	449,932	9,947,997

TOTAL COMMERCIAL SERVICES & SUPPLIES		16,923,285

Construction & Engineering - 4.7%
Construction & Engineering - 4.7%
AECOM (a)	804,221	28,541,803
Diversified Consumer Services - 1.0%
Specialized Consumer Services - 1.0%
ServiceMaster Global Holdings, Inc. (a)	160,600	6,075,498
Electrical Equipment - 10.3%
Electrical Components & Equipment - 9.9%
AMETEK, Inc.	388,926	18,291,190
Eaton Corp. PLC	212,500	13,474,625
Emerson Electric Co.	220,300	12,314,770
Fortive Corp. (a)	232,966	11,231,291
Regal Beloit Corp.	67,100	4,093,771
		59,405,647
Heavy Electrical Equipment - 0.4%
TPI Composites, Inc.	170,300	2,490,638

TOTAL ELECTRICAL EQUIPMENT		61,896,285

Health Care Equipment & Supplies - 3.0%
Health Care Equipment - 3.0%
Danaher Corp.	224,932	18,318,462
Industrial Conglomerates - 13.6%
Industrial Conglomerates - 13.6%
General Electric Co.	2,481,348	77,269,177
Roper Technologies, Inc.	27,100	4,616,756
		81,885,933
Machinery - 15.0%
Construction Machinery & Heavy Trucks - 6.1%
Allison Transmission Holdings, Inc.	214,200	6,173,244
Caterpillar, Inc.	238,900	19,771,364
Wabtec Corp.	161,100	11,035,350
		36,979,958
Industrial Machinery - 8.9%
Flowserve Corp.	96,300	4,607,955
IDEX Corp.	110,929	9,960,315
Ingersoll-Rand PLC	198,600	13,159,236
Pentair PLC	141,500	9,030,530
Rexnord Corp. (a)	317,500	6,759,575
Snap-On, Inc.	43,600	6,852,612
TriMas Corp. (a)	197,500	3,529,325
		53,899,548

TOTAL MACHINERY		90,879,506

Professional Services - 2.5%
Research & Consulting Services - 2.5%
CEB, Inc.	83,849	5,034,294
Verisk Analytics, Inc. (a)	119,344	10,177,656
		15,211,950
Road & Rail - 5.0%
Trucking - 5.0%
J.B. Hunt Transport Services, Inc.	284,784	23,674,094
Old Dominion Freight Lines, Inc. (a)	89,700	6,248,502
		29,922,596
Trading Companies & Distributors - 3.8%
Trading Companies & Distributors - 3.8%
AerCap Holdings NV (a)	82,300	3,004,773
HD Supply Holdings, Inc. (a)	359,506	13,010,522
Wolseley PLC	120,333	6,709,574
		22,724,869
TOTAL COMMON STOCKS
(Cost $487,379,234)		596,509,824

Money Market Funds - 1.3%
Fidelity Cash Central Fund, 0.42% (b)
(Cost $8,229,489)	8,229,489	8,229,489
TOTAL INVESTMENT PORTFOLIO - 100.1%
(Cost $495,608,723)		604,739,313
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(887,116)
NET ASSETS - 100%		$603,852,197

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$19,631
Fidelity Securities Lending Cash Central Fund	2,285
Total	$21,916

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$596,509,824	$589,800,250	$6,709,574	$--
Money Market Funds	8,229,489	8,229,489	--	--
Total Investments in Securities:	$604,739,313	$598,029,739	$6,709,574	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Industrials Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $487,379,234)	$596,509,824
Fidelity Central Funds (cost $8,229,489)	8,229,489
Total Investments (cost $495,608,723)		$604,739,313
Cash		280,699
Receivable for investments sold		11,210,156
Receivable for fund shares sold		416,982
Dividends receivable		509,334
Distributions receivable from Fidelity Central Funds		3,270
Other receivables		5,395
Total assets		617,165,149
Liabilities
Payable for investments purchased	$11,451,118
Payable for fund shares redeemed	1,236,621
Accrued management fee	277,083
Distribution and service plan fees payable	185,538
Other affiliated payables	119,747
Other payables and accrued expenses	42,845
Total liabilities		13,312,952
Net Assets		$603,852,197
Net Assets consist of:
Paid in capital		$470,392,063
Undistributed net investment income		802,476
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		23,527,068
Net unrealized appreciation (depreciation) on investments		109,130,590
Net Assets		$603,852,197
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($279,054,817 ÷ 7,856,327 shares)		$35.52
Maximum offering price per share (100/94.25 of $35.52)		$37.69
Class T:
Net Asset Value and redemption price per share ($79,196,024 ÷ 2,277,401 shares)		$34.77
Maximum offering price per share (100/96.50 of $34.77)		$36.03
Class C:
Net Asset Value and offering price per share ($112,425,187 ÷ 3,487,113 shares)(a)		$32.24
Class I:
Net Asset Value, offering price and redemption price per share ($133,176,169 ÷ 3,578,949 shares)		$37.21

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2016
Investment Income
Dividends		$9,639,944
Income from Fidelity Central Funds (including $2,285 from security lending)		21,916
Total income		9,661,860
Expenses
Management fee	$3,501,749
Transfer agent fees	1,281,540
Distribution and service plan fees	2,325,847
Accounting and security lending fees	232,738
Custodian fees and expenses	15,368
Independent trustees' fees and expenses	13,078
Registration fees	74,523
Audit	49,691
Legal	8,304
Interest	193
Miscellaneous	9,013
Total expenses before reductions	7,512,044
Expense reductions	(21,896)	7,490,148
Net investment income (loss)		2,171,712
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	31,564,682
Foreign currency transactions	(1,777)
Total net realized gain (loss)		31,562,905
Change in net unrealized appreciation (depreciation) on: Investment securities	(14,539,102)
Assets and liabilities in foreign currencies	475
Total change in net unrealized appreciation (depreciation)		(14,538,627)
Net gain (loss)		17,024,278
Net increase (decrease) in net assets resulting from operations		$19,195,990

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2016	Year ended July 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,171,712	$3,071,370
Net realized gain (loss)	31,562,905	72,042,724
Change in net unrealized appreciation (depreciation)	(14,538,627)	(8,021,862)
Net increase (decrease) in net assets resulting from operations	19,195,990	67,092,232
Distributions to shareholders from net investment income	(2,537,760)	(2,601,876)
Distributions to shareholders from net realized gain	(58,090,566)	(62,327,818)
Total distributions	(60,628,326)	(64,929,694)
Share transactions - net increase (decrease)	(131,906,280)	(97,329,347)
Redemption fees	15,383	26,890
Total increase (decrease) in net assets	(173,323,233)	(95,139,919)
Net Assets
Beginning of period	777,175,430	872,315,349
End of period	$603,852,197	$777,175,430
Other Information
Undistributed net investment income end of period	$802,476	$1,206,981

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Industrials Fund Class A

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$37.06	$36.92	$34.50	$26.18	$25.73
Income from Investment Operations
Net investment income (loss)A	.15	.17	.13	.23	.20
Net realized and unrealized gain (loss)	1.34	2.76	4.01	8.33	.61
Total from investment operations	1.49	2.93	4.14	8.56	.81
Distributions from net investment income	(.14)	(.11)	(.15)	(.24)	(.11)
Distributions from net realized gain	(2.89)	(2.68)	(1.58)	–	(.25)
Total distributions	(3.03)	(2.79)	(1.72)B	(.24)	(.36)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$35.52	$37.06	$36.92	$34.50	$26.18
Total ReturnD,E	5.04%	8.17%	12.52%	32.92%	3.42%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.06%	1.06%	1.09%	1.11%	1.14%
Expenses net of fee waivers, if any	1.06%	1.06%	1.09%	1.11%	1.14%
Expenses net of all reductions	1.06%	1.06%	1.09%	1.11%	1.14%
Net investment income (loss)	.45%	.46%	.37%	.77%	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$279,055	$333,405	$378,826	$271,512	$192,038
Portfolio turnover rateH	53%	70%	57%	78%	82%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.72 per share is comprised of distributions from net investment income of $.146 and distributions from net realized gain of $1.577 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Industrials Fund Class T

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$36.35	$36.29	$33.93	$25.75	$25.33
Income from Investment Operations
Net investment income (loss)A	.06	.07	.04	.15	.13
Net realized and unrealized gain (loss)	1.31	2.71	3.95	8.20	.61
Total from investment operations	1.37	2.78	3.99	8.35	.74
Distributions from net investment income	(.06)	(.05)	(.06)	(.17)	(.07)
Distributions from net realized gain	(2.89)	(2.67)	(1.58)	–	(.25)
Total distributions	(2.95)	(2.72)	(1.63)B	(.17)	(.32)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$34.77	$36.35	$36.29	$33.93	$25.75
Total ReturnD,E	4.74%	7.88%	12.27%	32.60%	3.15%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.33%	1.33%	1.33%	1.37%	1.40%
Expenses net of fee waivers, if any	1.33%	1.32%	1.33%	1.37%	1.40%
Expenses net of all reductions	1.32%	1.32%	1.33%	1.36%	1.39%
Net investment income (loss)	.19%	.20%	.12%	.52%	.54%
Supplemental Data
Net assets, end of period (000 omitted)	$79,196	$88,116	$90,509	$79,172	$63,954
Portfolio turnover rateH	53%	70%	57%	78%	82%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.63 per share is comprised of distributions from net investment income of $.057 and distributions from net realized gain of $1.577 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Industrials Fund Class C

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$34.02	$34.13	$32.08	$24.38	$24.07
Income from Investment Operations
Net investment income (loss)A	(.09)	(.10)	(.13)	.01	.01
Net realized and unrealized gain (loss)	1.20	2.54	3.73	7.75	.58
Total from investment operations	1.11	2.44	3.60	7.76	.59
Distributions from net investment income	–	–	–	(.06)	(.03)
Distributions from net realized gain	(2.89)	(2.55)	(1.55)	–	(.25)
Total distributions	(2.89)	(2.55)	(1.55)	(.06)	(.28)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$32.24	$34.02	$34.13	$32.08	$24.38
Total ReturnC,D	4.25%	7.36%	11.71%	31.90%	2.67%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.82%	1.82%	1.83%	1.87%	1.89%
Expenses net of fee waivers, if any	1.82%	1.82%	1.83%	1.87%	1.89%
Expenses net of all reductions	1.81%	1.81%	1.83%	1.86%	1.88%
Net investment income (loss)	(.30)%	(.30)%	(.38)%	.02%	.05%
Supplemental Data
Net assets, end of period (000 omitted)	$112,425	$141,494	$147,749	$89,893	$66,289
Portfolio turnover rateG	53%	70%	57%	78%	82%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Industrials Fund Class I

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$38.67	$38.42	$35.83	$27.18	$26.69
Income from Investment Operations
Net investment income (loss)A	.25	.28	.25	.33	.28
Net realized and unrealized gain (loss)	1.42	2.87	4.16	8.64	.63
Total from investment operations	1.67	3.15	4.41	8.97	.91
Distributions from net investment income	(.24)	(.22)	(.24)	(.32)	(.17)
Distributions from net realized gain	(2.89)	(2.68)	(1.58)	–	(.25)
Total distributions	(3.13)	(2.90)	(1.82)	(.32)	(.42)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$37.21	$38.67	$38.42	$35.83	$27.18
Total ReturnC	5.33%	8.45%	12.82%	33.28%	3.72%
Ratios to Average Net AssetsD,E
Expenses before reductions	.80%	.80%	.81%	.84%	.85%
Expenses net of fee waivers, if any	.80%	.80%	.81%	.84%	.85%
Expenses net of all reductions	.79%	.79%	.81%	.83%	.85%
Net investment income (loss)	.72%	.72%	.64%	1.04%	1.08%
Supplemental Data
Net assets, end of period (000 omitted)	$133,176	$207,462	$242,772	$84,780	$42,850
Portfolio turnover rateF	53%	70%	57%	78%	82%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Technology Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2016	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	1.66%	10.38%	10.20%
Class T (incl. 3.50% sales charge)	3.83%	10.62%	10.19%
Class C (incl. contingent deferred sales charge)	6.08%	10.87%	10.04%
Class I	8.24%	12.06%	11.20%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Technology Fund - Class A on July 31, 2006, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$26,423	Fidelity Advisor® Technology Fund - Class A
$21,089	S&P 500® Index

Fidelity Advisor® Technology Fund

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained modestly for the year ending July 31, 2016, overcoming persistent concern about global economic growth, uncertainty regarding U.S. monetary policy and the U.K.’s late-June vote to leave the European Union, dubbed Brexit. The S&P 500® index rose 5.61%, with larger-cap, value-oriented stocks and defensive sectors shining brightest. Volatility peaked in the early weeks of 2016, as continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009. Markets then rose beginning in February amid U.S. job gains, a broad rally in energy and materials markets, global economic stimulus and perceived softening of monetary policy by the U.S. Federal Reserve. The June 23 Brexit vote surprised markets and resulted in a sharp two-day decline for stocks, followed by a rebound as investor sentiment shifted and remained positive through July 31. For the year, dividend-rich telecom services (+26%), utilities (+23%) and consumer staples (+12%) led the way amid strong investor demand for yield. Industrials (+10%) and information technology (+10%) also outperformed, as did materials (+8%), despite a weak commodities environment overall. Conversely, a strong run for real estate stocks couldn’t keep financials (-4%) from losing ground, as low interest rates continued to squeeze bank profits.

Comments from Portfolio Manager Charlie Chai:  For the 12 months ending July 31, 2016, the fund’s share classes (excluding sales charges, if applicable) lagged the 8.44% return of the MSCI U.S. IMI Information Technology 25/50 Index – most only slightly – as the growth-oriented stocks in secular-growth industries favored in the fund met with mixed success. Strength in key benchmark groups such as internet software & services helped the MSCI index stay ahead of the broader S&P 500®. The fund’s out-of-benchmark exposure to the internet retail industry, along with stock selection in semiconductors, weighed most on performance versus the sector benchmark. An underweighting in systems software also hurt. The fund’s largest relative detractor was an underweighting in PC software provider Microsoft, a benchmark stock that rose roughly 25% this period. Underweighting chipmakers Intel and Texas Instruments also hurt. Conversely, a substantial overweighting in internet software & services bolstered relative results, as did picks in application software. At the stock level, underweighting index heavyweight Apple helped most, as the company was hampered by disappointing smartphone sales. Despite a decreasing stake, Apple was by far the fund’s largest position, on average, during the period. The fund also benefited from overweighting Alphabet, its largest holding at period end, counting Class A and Class C shares. Several of the fund's foreign holdings also helped, many of them buoyed in part by currency fluctuations. I increased the fund’s exposure to semiconductors, making it the second-largest subindustry overweighting by period end, but reduced exposure to technology hardware, storage & peripherals, mainly reflecting a smaller Apple stake and the liquidation from the fund of the companies created after printer and PC maker Hewlett-Packard split into two separate firms.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Technology Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	10.5	9.8
Facebook, Inc. Class A	6.5	6.5
Alphabet, Inc. Class C	6.0	6.9
Alphabet, Inc. Class A	5.5	6.4
Microsoft Corp.	4.5	0.8
Yahoo!, Inc.	2.4	3.0
Broadcom Ltd.	2.2	0.1
Visa, Inc. Class A	2.1	2.7
58.com, Inc. ADR	2.0	2.1
Trimble Navigation Ltd.	2.0	1.4
	43.7

Top Industries (% of fund's net assets)

As of July 31, 2016
Internet Software & Services	27.2%
Software	17.9%
Semiconductors & Semiconductor Equipment	17.7%
Technology Hardware, Storage & Peripherals	10.9%
IT Services	5.3%
All Others*	21.0%

As of January 31, 2016
Internet Software & Services	32.7%
Semiconductors & Semiconductor Equipment	17.4%
Software	12.4%
Technology Hardware, Storage & Peripherals	12.4%
IT Services	6.9%
All Others*	18.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Fidelity Advisor® Technology Fund

Investments July 31, 2016

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value
Automobiles - 1.7%
Automobile Manufacturers - 1.7%
Tesla Motors, Inc. (a)	106,309	$24,960,290
Biotechnology - 0.2%
Biotechnology - 0.2%
BeiGene Ltd. sponsored ADR (b)	52,537	1,378,571
Genscript Biotech Corp.	15,144,000	2,439,936
		3,818,507
Chemicals - 0.7%
Industrial Gases - 0.2%
OCI Materials Co. Ltd.	22,596	2,993,036
Specialty Chemicals - 0.5%
Duk San Neolux Co. Ltd. (a)	171,819	4,701,553
Nitto Denko Corp.	23,300	1,561,586
Soulbrain Co. Ltd.	23,855	1,393,400
		7,656,539

TOTAL CHEMICALS		10,649,575

Commercial Services & Supplies - 0.1%
Commercial Printing - 0.1%
Nissha Printing Co. Ltd. (b)	114,300	2,262,590
Communications Equipment - 0.7%
Communications Equipment - 0.7%
Ciena Corp. (a)	77,800	1,492,982
CommScope Holding Co., Inc. (a)	69,700	2,087,515
F5 Networks, Inc. (a)	30,200	3,727,284
Palo Alto Networks, Inc. (a)	5,800	759,162
Radware Ltd. (a)	610	7,509
Wistron NeWeb Corp.	1,087,000	2,910,601
		10,985,053
Consumer Finance - 0.0%
Consumer Finance - 0.0%
LendingClub Corp. (a)	700	3,234
Diversified Consumer Services - 1.0%
Education Services - 1.0%
China Online Education Group sponsored ADR (a)	64,002	1,285,800
New Oriental Education & Technology Group, Inc. sponsored ADR	283,100	12,473,386
TAL Education Group ADR (a)	16,300	981,423
		14,740,609
Specialized Consumer Services - 0.0%
LifeLock, Inc. (a)	867	14,505

TOTAL DIVERSIFIED CONSUMER SERVICES		14,755,114

Diversified Financial Services - 2.4%
Other Diversified Financial Services - 2.2%
Broadcom Ltd.	206,700	33,481,266
Specialized Finance - 0.2%
MSCI, Inc. Class A	31,700	2,727,468

TOTAL DIVERSIFIED FINANCIAL SERVICES		36,208,734

Diversified Telecommunication Services - 0.0%
Alternative Carriers - 0.0%
8x8, Inc. (a)	1,200	16,500
Electrical Equipment - 0.1%
Electrical Components & Equipment - 0.1%
Lumenpulse, Inc. (a)	21,700	284,868
Nidec Corp.	10,100	916,485
		1,201,353
Electronic Equipment & Components - 5.0%
Electronic Components - 2.4%
Alps Electric Co. Ltd.	399,800	8,904,876
InvenSense, Inc. (a)	185,500	1,257,690
Largan Precision Co. Ltd.	105,000	11,285,710
Ledlink Optics, Inc.	830,628	1,053,328
Murata Manufacturing Co. Ltd.	18,900	2,307,722
Samsung SDI Co. Ltd.	43,288	4,103,958
Sunny Optical Technology Group Co. Ltd.	436,100	1,736,890
Universal Display Corp. (a)	23,700	1,678,908
Yageo Corp.	2,450,660	4,189,821
Yaskawa Electric Corp.	1,100	14,991
		36,533,894
Electronic Equipment & Instruments - 0.6%
Chroma ATE, Inc.	3,161,683	7,998,852
Cognex Corp.	34,600	1,562,882
FEI Co.	200	21,284
		9,583,018
Electronic Manufacturing Services - 2.0%
Trimble Navigation Ltd. (a)	1,113,496	29,440,834
Technology Distributors - 0.0%
Digital China Holdings Ltd. (H Shares)	23,000	17,876

TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		75,575,622

Health Care Equipment & Supplies - 0.2%
Health Care Equipment - 0.2%
Intai Technology Corp.	517,000	2,867,799
Olympus Corp.	4,500	155,285
		3,023,084
Health Care Providers & Services - 0.0%
Managed Health Care - 0.0%
HealthEquity, Inc. (a)	11,300	333,576
Health Care Technology - 2.0%
Health Care Technology - 2.0%
athenahealth, Inc. (a)	70,194	8,970,091
Inovalon Holdings, Inc. Class A (a)(b)	226,000	4,208,120
M3, Inc.	31,000	991,970
Medidata Solutions, Inc. (a)	242,100	12,867,615
Veeva Systems, Inc. Class A (a)	62,900	2,389,571
		29,427,367
Hotels, Restaurants & Leisure - 0.4%
Casinos & Gaming - 0.3%
500.com Ltd. sponsored ADR Class A (a)(b)	252,600	4,615,002
Hotels, Resorts & Cruise Lines - 0.1%
Tuniu Corp. Class A sponsored ADR (a)(b)	217,908	1,963,351

TOTAL HOTELS, RESTAURANTS & LEISURE		6,578,353

Household Durables - 0.7%
Consumer Electronics - 0.7%
Sony Corp.	157,100	5,157,108
Sony Corp. sponsored ADR	154,900	5,175,209
		10,332,317
Industrial Conglomerates - 0.1%
Industrial Conglomerates - 0.1%
Toshiba Corp. (a)	431,000	1,114,573
Internet & Catalog Retail - 2.9%
Internet Retail - 2.9%
Amazon.com, Inc. (a)	14,200	10,775,102
Ctrip.com International Ltd. ADR (a)	18,300	799,161
Groupon, Inc. Class A (a)(b)	157,100	757,222
JD.com, Inc. sponsored ADR (a)	124,500	2,695,425
Jumei International Holding Ltd. sponsored ADR (a)(b)	524,953	2,162,806
Liberty Interactive Corp. QVC Group Series A (a)	309	8,284
MySale Group PLC (a)	19,300	19,412
Netflix, Inc. (a)	110,800	10,110,500
Qunar Cayman Islands Ltd. sponsored ADR (a)(b)	247,994	7,457,180
Vipshop Holdings Ltd. ADR (a)	624,500	8,886,635
		43,671,727
Internet Software & Services - 26.4%
Internet Software & Services - 26.4%
58.com, Inc. ADR (a)(b)	585,200	30,436,252
Akamai Technologies, Inc. (a)	30,100	1,520,953
Alibaba Group Holding Ltd. sponsored ADR (a)	168,800	13,922,624
Alphabet, Inc.:
Class A	105,187	83,238,681
Class C (a)	116,555	89,606,318
Benefitfocus, Inc. (a)(b)	47,089	2,024,827
Box, Inc. Class A (a)(b)	58,500	681,525
Cornerstone OnDemand, Inc. (a)	124,432	5,374,218
DeNA Co. Ltd.	33,700	861,652
eBay, Inc. (a)	12,200	380,152
eGain Communications Corp. (a)	64,050	158,844
Endurance International Group Holdings, Inc. (a)(b)	655,200	5,883,696
Envestnet, Inc. (a)	245	9,352
Facebook, Inc. Class A (a)	788,711	97,752,841
Hortonworks, Inc. (a)(b)	207,600	2,430,996
LogMeIn, Inc. (a)	16,900	1,451,879
MINDBODY, Inc. (a)	68,700	1,207,059
New Relic, Inc. (a)(b)	127,600	4,394,544
Q2 Holdings, Inc. (a)	700	20,776
Rackspace Hosting, Inc. (a)	190,839	4,471,358
Renren, Inc. ADR (a)(b)	272,700	444,501
Shopify, Inc. (a)	2,300	78,821
Shopify, Inc. Class A (a)	32,700	1,120,629
SINA Corp. (a)	2,698	145,368
SMS Co., Ltd.	32,800	774,591
SouFun Holdings Ltd. ADR (a)	2,800	14,336
Tencent Holdings Ltd.	212,200	5,125,294
Twilio, Inc.	5,700	231,591
Twitter, Inc. (a)	27,800	462,592
Web.com Group, Inc. (a)	156,886	2,958,870
Weibo Corp. sponsored ADR (a)	800	26,032
Xunlei Ltd. sponsored ADR (a)	602,744	3,345,229
Yahoo!, Inc. (a)	954,200	36,440,898
Zillow Group, Inc.:
Class A (a)	710	27,981
Class C (a)	720	28,260
		397,053,540
IT Services - 5.3%
Data Processing & Outsourced Services - 5.2%
Amadeus IT Holding SA Class A	68,200	3,202,018
Fidelity National Information Services, Inc.	36,195	2,878,588
Fiserv, Inc. (a)	86,300	9,524,068
FleetCor Technologies, Inc. (a)	1,000	151,680
Global Payments, Inc.	146,700	10,952,622
PayPal Holdings, Inc. (a)	4,000	148,960
Paysafe Group PLC (a)	1,400,300	7,153,456
Sabre Corp.	52,300	1,524,545
Total System Services, Inc.	72,553	3,694,399
Travelport Worldwide Ltd.	272,623	3,677,684
Vantiv, Inc. (a)	64,600	3,538,142
Visa, Inc. Class A	409,000	31,922,450
		78,368,612
IT Consulting & Other Services - 0.1%
Cognizant Technology Solutions Corp. Class A (a)	2,494	143,380
EPAM Systems, Inc. (a)	20,761	1,458,253
Virtusa Corp. (a)	400	10,880
		1,612,513

TOTAL IT SERVICES		79,981,125

Life Sciences Tools & Services - 0.1%
Life Sciences Tools & Services - 0.1%
JHL Biotech, Inc. (a)	555,476	1,239,473
Machinery - 0.2%
Industrial Machinery - 0.2%
Harmonic Drive Systems, Inc. (b)	38,600	1,202,535
King Slide Works Co. Ltd.	29,000	353,169
Minebea Mitsumi, Inc.	117,000	927,851
		2,483,555
Media - 0.7%
Advertising - 0.0%
iCar Asia Ltd. (a)(b)	1,257,513	688,066
Cable & Satellite - 0.6%
Naspers Ltd. Class N	53,845	8,449,536
Publishing - 0.1%
NEXT Co. Ltd.	21,800	210,040
Schibsted ASA:
(A Shares)	10,100	317,587
(B Shares)	26,205	771,818
		1,299,445

TOTAL MEDIA		10,437,047

Professional Services - 0.3%
Human Resource & Employment Services - 0.2%
51job, Inc. sponsored ADR (a)	400	12,728
WageWorks, Inc. (a)	41,144	2,543,111
		2,555,839
Research & Consulting Services - 0.1%
ICF International, Inc. (a)	33,600	1,390,368
Verisk Analytics, Inc. (a)	168	14,327
		1,404,695

TOTAL PROFESSIONAL SERVICES		3,960,534

Semiconductors & Semiconductor Equipment - 17.7%
Semiconductor Equipment - 1.2%
Amkor Technology, Inc. (a)	683,245	4,297,611
Applied Materials, Inc.	900	23,661
EO Technics Co. Ltd.	69,078	6,691,776
Lam Research Corp.	50,400	4,524,408
Nanometrics, Inc. (a)	9,409	188,556
Rubicon Technology, Inc. (a)	444,367	315,501
SolarEdge Technologies, Inc. (a)(b)	57,300	1,025,670
SunEdison, Inc. (a)	700	91
Tessera Technologies, Inc.	30,300	973,842
		18,041,116
Semiconductors - 16.5%
Advanced Micro Devices, Inc. (a)(b)	361,400	2,479,204
Advanced Semiconductor Engineering, Inc.	13,828,670	16,377,977
Advanced Semiconductor Engineering, Inc. sponsored ADR	1,411,647	8,116,970
Ambarella, Inc. (a)(b)	112,800	6,540,144
ams AG	98,730	3,275,041
Cavium, Inc. (a)	106,300	4,961,021
Chipbond Technology Corp.	4,272,000	5,846,997
ChipMOS TECHNOLOGIES (Bermuda) Ltd.	308,927	5,362,973
Cirrus Logic, Inc. (a)	22,714	1,103,673
Dialog Semiconductor PLC (a)	141,600	4,637,656
Himax Technologies, Inc. sponsored ADR (b)	735,504	6,582,761
Hua Hong Semiconductor Ltd.	3,272,000	3,066,024
Infineon Technologies AG	9,400	155,833
Inphi Corp. (a)	11,000	386,980
Integrated Device Technology, Inc. (a)	70,800	1,556,892
Intersil Corp. Class A	47,394	724,180
M/A-COM Technology Solutions Holdings, Inc. (a)	56,200	2,220,462
MagnaChip Semiconductor Corp. (a)	114,554	681,596
Marvell Technology Group Ltd.	1,973,961	23,194,042
Maxim Integrated Products, Inc.	187,700	7,654,406
Melexis NV	293	19,238
Micron Technology, Inc. (a)	1,996,800	27,436,032
Microsemi Corp. (a)	82,500	3,217,500
Monolithic Power Systems, Inc.	85,401	6,210,361
NVIDIA Corp.	152,400	8,702,040
NXP Semiconductors NV (a)	232,080	19,515,607
ON Semiconductor Corp. (a)	306,300	3,072,189
Power Integrations, Inc.	36,000	2,054,520
Qorvo, Inc. (a)	242,658	15,343,265
Qualcomm, Inc.	305,000	19,086,900
Sanken Electric Co. Ltd. (b)	386,000	1,358,384
Semiconductor Manufacturing International Corp. (a)	16,310,000	1,322,260
Semtech Corp. (a)	435,498	11,070,359
Silicon Laboratories, Inc. (a)	30,400	1,619,712
Silicon Motion Technology Corp. sponsored ADR	90,688	4,688,570
Siliconware Precision Industries Co. Ltd. sponsored ADR	71,063	528,709
Sitronix Technology Corp.	235,000	782,866
SK Hynix, Inc.	261,842	8,094,325
Skyworks Solutions, Inc.	145,200	9,586,104
STMicroelectronics NV	1,630	11,919
Vanguard International Semiconductor Corp.	97,000	176,203
Xilinx, Inc.	300	15,324
		248,837,219

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		266,878,335

Software - 17.9%
Application Software - 7.1%
Adobe Systems, Inc. (a)	90,416	8,848,110
ANSYS, Inc. (a)	175	15,638
Autodesk, Inc. (a)	331,000	19,677,950
Blackbaud, Inc.	17,200	1,149,820
Callidus Software, Inc. (a)	183,500	3,767,255
Citrix Systems, Inc. (a)	28,615	2,550,455
Guidewire Software, Inc. (a)	190	11,679
HubSpot, Inc. (a)	9,100	496,769
Intuit, Inc.	91,200	10,122,288
Kingdee International Software Group Co. Ltd. (a)	365,800	115,515
LINE Corp. sponsored ADR	3,978	146,072
Linx SA	2,100	11,949
Mobileye NV (a)(b)	152,100	7,287,111
Parametric Technology Corp. (a)	500	19,865
Paycom Software, Inc. (a)	900	42,489
Paylocity Holding Corp. (a)(b)	84,800	3,785,472
Qlik Technologies, Inc. (a)	400	12,080
RealPage, Inc. (a)	8,300	208,745
Salesforce.com, Inc. (a)	350,519	28,672,454
Splunk, Inc. (a)	67,300	4,208,942
SS&C Technologies Holdings, Inc.	71,400	2,300,508
Ultimate Software Group, Inc. (a)	76	15,892
Workday, Inc. Class A (a)	46,100	3,841,974
Workiva, Inc. (a)(b)	51,400	716,516
Zendesk, Inc. (a)	288,700	8,730,288
		106,755,836
Home Entertainment Software - 3.6%
Activision Blizzard, Inc.	396,370	15,918,219
Electronic Arts, Inc. (a)	88,500	6,754,320
NCSOFT Corp.	37,607	8,482,528
NHN Entertainment Corp. (a)	49,618	2,938,377
Nintendo Co. Ltd.	70,300	14,592,003
Nintendo Co. Ltd. ADR	57,700	1,487,506
Take-Two Interactive Software, Inc. (a)	107,000	4,299,260
		54,472,213
Systems Software - 7.2%
Allot Communications Ltd. (a)	288,719	1,406,062
CommVault Systems, Inc. (a)	300	15,522
CyberArk Software Ltd. (a)	117,600	6,631,464
Fleetmatics Group PLC (a)	360,130	15,471,185
Imperva, Inc. (a)	64,200	3,025,104
Infoblox, Inc. (a)	900	16,848
Microsoft Corp.	1,190,300	67,466,204
NetSuite, Inc. (a)(b)	20,677	2,250,691
Oracle Corp.	3,700	151,848
Progress Software Corp. (a)	52,200	1,516,932
Proofpoint, Inc. (a)	119,000	9,028,530
Rapid7, Inc. (a)	2,500	34,950
ServiceNow, Inc. (a)	2,395	179,433
Tableau Software, Inc. (a)	3,300	186,483
Varonis Systems, Inc. (a)	900	23,121
VMware, Inc. Class A (a)(b)	2,195	160,191
		107,564,568

TOTAL SOFTWARE		268,792,617

Technology Hardware, Storage & Peripherals - 10.9%
Technology Hardware, Storage & Peripherals - 10.9%
Apple, Inc.	1,519,129	158,308,436
BlackBerry Ltd. (a)	1,486	11,267
EMC Corp.	142,300	4,024,244
HTC Corp.	494,000	1,476,457
Nimble Storage, Inc. (a)	1,900	14,136
Silicon Graphics International Corp. (a)	166,658	899,953
Stratasys Ltd. (a)	100	2,094
		164,736,587
TOTAL COMMON STOCKS
(Cost $1,180,631,693)		1,470,480,382

Preferred Stocks - 1.7%
Convertible Preferred Stocks - 1.3%
Internet & Catalog Retail - 0.5%
Internet Retail - 0.5%
China Internet Plus Holdings Ltd. Series B (c)	2,042,487	7,885,430
Internet Software & Services - 0.8%
Internet Software & Services - 0.8%
Uber Technologies, Inc. Series D, 8.00% (a)(c)	232,064	11,318,278
IT Services - 0.0%
Data Processing & Outsourced Services - 0.0%
Nutanix, Inc. Series E (a)(c)	39,963	623,023

TOTAL CONVERTIBLE PREFERRED STOCKS		19,826,731

Nonconvertible Preferred Stocks - 0.4%
Internet & Catalog Retail - 0.4%
Internet Retail - 0.4%
China Internet Plus Holdings Ltd. Series A-11 (c)	1,516,912	5,856,342
TOTAL PREFERRED STOCKS
(Cost $16,815,545)		25,683,073

Money Market Funds - 7.2%
Fidelity Cash Central Fund, 0.42% (d)	14,589,559	14,589,559
Fidelity Securities Lending Cash Central Fund, 0.45% (d)(e)	93,984,829	93,984,829
TOTAL MONEY MARKET FUNDS
(Cost $108,574,388)		108,574,388
TOTAL INVESTMENT PORTFOLIO - 106.6%
(Cost $1,306,021,626)		1,604,737,843
NET OTHER ASSETS (LIABILITIES) - (6.6)%		(99,519,028)
NET ASSETS - 100%		$1,505,218,815

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $25,683,073 or 1.7% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
China Internet Plus Holdings Ltd. Series A-11	1/26/15	$4,794,731
China Internet Plus Holdings Ltd. Series B	12/11/15	$7,885,430
Nutanix, Inc. Series E	8/26/14	$535,364
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$3,600,020

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$58,030
Fidelity Securities Lending Cash Central Fund	1,369,681
Total	$1,427,711

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,470,480,382	$1,395,723,321	$74,757,061	$--
Preferred Stocks	25,683,073	--	--	25,683,073
Money Market Funds	108,574,388	108,574,388	--	--
Total Investments in Securities:	$1,604,737,843	$1,504,297,709	$74,757,061	$25,683,073

The following is a summary of transfers between Level 1 and Level 2 for the period ended July 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$40,700,624
Level 2 to Level 1	$0

The following is a reconciliation of Investments in Securities and Derivative Instruments for which Level 3 inputs were used in determining value:

Investments in Securities:
Other Investments in Securities
Beginning Balance	$12,656,409
Total Realized Gain (Loss)	(2,808,173)
Total Unrealized Gain (Loss)	2,141,068
Cost of Purchases	-
Proceeds of Sales	(11,989,304)
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	--
Ending Balance	$--
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2016	$--
Preferred Stocks
Beginning Balance	$15,728,431
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	2,069,212
Cost of Purchases	12,680,161
Proceeds of Sales	(4,794,731)
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	--
Ending Balance	$25,683,073
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2016	$2,069,212

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities and Other Financial Instruments identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	70.9%
Cayman Islands	8.6%
Taiwan	4.3%
Japan	3.5%
Korea (South)	2.6%
Bermuda	2.3%
Singapore	2.2%
Netherlands	1.8%
Ireland	1.0%
Others (Individually Less Than 1%)	2.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Technology Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2016
Assets
Investment in securities, at value (including securities loaned of $91,952,799) — See accompanying schedule: Unaffiliated issuers (cost $1,197,447,238)	$1,496,163,455
Fidelity Central Funds (cost $108,574,388)	108,574,388
Total Investments (cost $1,306,021,626)		$1,604,737,843
Receivable for investments sold		23,356,235
Receivable for fund shares sold		506,919
Dividends receivable		457,740
Distributions receivable from Fidelity Central Funds		88,814
Other receivables		178,049
Total assets		1,629,325,600
Liabilities
Payable for investments purchased	$25,354,151
Payable for fund shares redeemed	3,405,150
Accrued management fee	666,941
Distribution and service plan fees payable	299,754
Other affiliated payables	275,442
Other payables and accrued expenses	120,518
Collateral on securities loaned, at value	93,984,829
Total liabilities		124,106,785
Net Assets		$1,505,218,815
Net Assets consist of:
Paid in capital		$1,237,014,494
Accumulated net investment loss		(381,564)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(30,143,893)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		298,729,778
Net Assets		$1,505,218,815
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($480,572,607 ÷ 12,694,151 shares)		$37.86
Maximum offering price per share (100/94.25 of $37.86)		$40.17
Class T:
Net Asset Value and redemption price per share ($203,726,575 ÷ 5,637,330 shares)		$36.14
Maximum offering price per share (100/96.50 of $36.14)		$37.45
Class C:
Net Asset Value and offering price per share ($151,321,079 ÷ 4,609,823 shares)(a)		$32.83
Class I:
Net Asset Value, offering price and redemption price per share ($669,598,554 ÷ 16,616,474 shares)		$40.30

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2016
Investment Income
Dividends		$10,514,893
Income from Fidelity Central Funds (including $1,369,681 from security lending)		1,427,711
Total income		11,942,604
Expenses
Management fee	$8,267,888
Transfer agent fees	2,955,361
Distribution and service plan fees	3,565,744
Accounting and security lending fees	496,054
Custodian fees and expenses	118,517
Independent trustees' fees and expenses	30,653
Registration fees	93,532
Audit	77,132
Legal	25,058
Interest	3,085
Miscellaneous	18,293
Total expenses before reductions	15,651,317
Expense reductions	(258,482)	15,392,835
Net investment income (loss)		(3,450,231)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(14,098,734)
Foreign currency transactions	(147,035)
Total net realized gain (loss)		(14,245,769)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $107,750)	122,728,043
Assets and liabilities in foreign currencies	25,511
Total change in net unrealized appreciation (depreciation)		122,753,554
Net gain (loss)		108,507,785
Net increase (decrease) in net assets resulting from operations		$105,057,554

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2016	Year ended July 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(3,450,231)	$257,390
Net realized gain (loss)	(14,245,769)	123,100,237
Change in net unrealized appreciation (depreciation)	122,753,554	30,802,154
Net increase (decrease) in net assets resulting from operations	105,057,554	154,159,781
Distributions to shareholders from net investment income	–	(1,694,661)
Distributions to shareholders from net realized gain	(70,068,821)	(115,642,281)
Total distributions	(70,068,821)	(117,336,942)
Share transactions - net increase (decrease)	(137,855,039)	393,289,614
Redemption fees	39,457	24,197
Total increase (decrease) in net assets	(102,826,849)	430,136,650
Net Assets
Beginning of period	1,608,045,664	1,177,909,014
End of period	$1,505,218,815	$1,608,045,664
Other Information
Accumulated net investment loss end of period	$(381,564)	$(24,170)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Technology Fund Class A

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$36.83	$36.06	$29.90	$25.25	$25.14
Income from Investment Operations
Net investment income (loss)A	(.10)	(.02)B	(.12)	(.07)	(.13)
Net realized and unrealized gain (loss)	2.74	3.75	6.70	4.72	.24
Total from investment operations	2.64	3.73	6.58	4.65	.11
Distributions from net investment income	–	(.02)	–	–	–
Distributions from net realized gain	(1.61)	(2.94)	(.42)	–	–
Total distributions	(1.61)	(2.96)	(.42)	–	–
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$37.86	$36.83	$36.06	$29.90	$25.25
Total ReturnD,E	7.86%	10.94%	22.15%	18.42%	.44%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.09%	1.09%	1.14%	1.18%	1.18%
Expenses net of fee waivers, if any	1.09%	1.09%	1.14%	1.18%	1.18%
Expenses net of all reductions	1.07%	1.08%	1.12%	1.14%	1.17%
Net investment income (loss)	(.28)%	(.05)%B	(.35)%	(.25)%	(.55)%
Supplemental Data
Net assets, end of period (000 omitted)	$480,573	$468,819	$408,687	$355,306	$336,693
Portfolio turnover rateH,I	102%	142%I	186%	142%	201%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.25) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Technology Fund Class T

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$35.26	$34.66	$28.79	$24.38	$24.33
Income from Investment Operations
Net investment income (loss)A	(.18)	(.11)B	(.19)	(.13)	(.19)
Net realized and unrealized gain (loss)	2.61	3.60	6.45	4.54	.24
Total from investment operations	2.43	3.49	6.26	4.41	.05
Distributions from net realized gain	(1.55)	(2.89)	(.39)	–	–
Total distributions	(1.55)	(2.89)	(.39)	–	–
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$36.14	$35.26	$34.66	$28.79	$24.38
Total ReturnD,E	7.60%	10.63%	21.89%	18.09%	.21%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.35%	1.35%	1.38%	1.42%	1.43%
Expenses net of fee waivers, if any	1.35%	1.35%	1.38%	1.42%	1.43%
Expenses net of all reductions	1.34%	1.34%	1.37%	1.39%	1.42%
Net investment income (loss)	(.54)%	(.31)%B	(.60)%	(.50)%	(.80)%
Supplemental Data
Net assets, end of period (000 omitted)	$203,727	$208,192	$196,067	$173,692	$172,709
Portfolio turnover rateH,I	102%	142%I	186%	142%	201%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.51) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Technology Fund Class C

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$32.27	$31.99	$26.68	$22.70	$22.77
Income from Investment Operations
Net investment income (loss)A	(.31)	(.25)B	(.33)	(.24)	(.29)
Net realized and unrealized gain (loss)	2.37	3.29	5.98	4.22	.22
Total from investment operations	2.06	3.04	5.65	3.98	(.07)
Distributions from net realized gain	(1.50)	(2.76)	(.34)	–	–
Total distributions	(1.50)	(2.76)	(.34)	–	–
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$32.83	$32.27	$31.99	$26.68	$22.70
Total ReturnD,E	7.08%	10.07%	21.31%	17.53%	(.31)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.85%	1.84%	1.87%	1.91%	1.93%
Expenses net of fee waivers, if any	1.85%	1.84%	1.87%	1.91%	1.93%
Expenses net of all reductions	1.83%	1.83%	1.86%	1.88%	1.91%
Net investment income (loss)	(1.04)%	(.80)%B	(1.09)%	(.99)%	(1.29)%
Supplemental Data
Net assets, end of period (000 omitted)	$151,321	$138,205	$105,499	$84,858	$88,074
Portfolio turnover rateH,I	102%	142%I	186%	142%	201%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.00) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Technology Fund Class I

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$39.03	$38.06	$31.47	$26.50	$26.30
Income from Investment Operations
Net investment income (loss)A	.02	.11B	(.02)	.02	(.06)
Net realized and unrealized gain (loss)	2.92	3.96	7.06	4.95	.26
Total from investment operations	2.94	4.07	7.04	4.97	.20
Distributions from net investment income	–	(.07)	–	–	–
Distributions from net realized gain	(1.67)	(3.03)	(.45)	–	–
Total distributions	(1.67)	(3.10)	(.45)	–	–
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$40.30	$39.03	$38.06	$31.47	$26.50
Total ReturnD	8.24%	11.30%	22.55%	18.75%	.76%
Ratios to Average Net AssetsE,F
Expenses before reductions	.75%	.75%	.83%	.86%	.86%
Expenses net of fee waivers, if any	.75%	.75%	.83%	.86%	.86%
Expenses net of all reductions	.74%	.74%	.82%	.83%	.85%
Net investment income (loss)	.06%	.29%B	(.05)%	.06%	(.23)%
Supplemental Data
Net assets, end of period (000 omitted)	$669,599	$783,945	$455,612	$218,944	$95,310
Portfolio turnover rateG,H	102%	142%H	186%	142%	201%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .09%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Utilities Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2016	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	6.97%	10.25%	7.08%
Class T (incl. 3.50% sales charge)	9.22%	10.46%	7.03%
Class C (incl. contingent deferred sales charge)	11.64%	10.74%	6.92%
Class I	13.81%	11.90%	8.03%

 Prior to October 1, 2006, the fund was named Fidelity Advisor® Telecommunications & Utilities Growth Fund, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Utilities Fund - Class A on July 31, 2006, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$19,811	Fidelity Advisor® Utilities Fund - Class A
$21,089	S&P 500® Index

Fidelity Advisor® Utilities Fund

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained modestly for the year ending July 31, 2016, overcoming persistent concern about global economic growth, uncertainty regarding U.S. monetary policy and the U.K.’s late-June vote to leave the European Union, dubbed Brexit. The S&P 500® index rose 5.61%, with larger-cap, value-oriented stocks and defensive sectors shining brightest. Volatility peaked in the early weeks of 2016, as continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009. Markets then rose beginning in February amid U.S. job gains, a broad rally in energy and materials markets, global economic stimulus and perceived softening of monetary policy by the U.S. Federal Reserve. The June 23 Brexit vote surprised markets and resulted in a sharp two-day decline for stocks, followed by a rebound as investor sentiment shifted and remained positive through July 31. For the year, dividend-rich telecom services (+26%), utilities (+23%) and consumer staples (+12%) led the way amid strong investor demand for yield. Industrials (+10%) and information technology (+10%) also outperformed, as did materials (+8%), despite a weak commodities environment overall. Conversely, a strong run for real estate stocks couldn’t keep financials (-4%) from losing ground, as low interest rates continued to squeeze bank profits.

Comments from Portfolio Manager Douglas Simmons:  For the one-year period ending July 31, 2016, the fund’s share classes (excluding sales charges, if applicable) delivered positive results, outpacing the 5.61% return of the broad-based S&P 500® but lagging the 23.78% return of the MSCI U.S. IMI Utilities 25/50 Index by roughly 10 percentage points. After a slow start to the period, utilities rose significantly as investors turned their focus to the perceived safety of dividend-yielding stocks in early 2016. Given the fund’s focus on value and dividend growth, the fund underperformed the MSCI index this period because companies perceived as the most defensive delivered the strongest gains – even though they generally are the slowest growers and among the most expensive names. A combination of unfavorable stock picks and industry positioning hampered performance versus the benchmark. Specifically, a sizable overweighting in the weak independent power producers & energy traders group detracted most, including the fund’s three biggest detractors, Calpine, Dynegy and NRG Energy. Over the past two years, independent power producer stocks have become increasingly correlated with the broader energy market. For most of this period, with energy prices remaining at historic lows, these three securities faced tremendous pressure. Conversely, the fund benefited from positions in natural gas infrastructure company NiSource and Avangrid, a new electric utility company formed in December by the merger of Iberdrola, a Spanish utility, and U.S.-based UIL Holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Utilities Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
NextEra Energy, Inc.	14.1	17.8
Sempra Energy	11.5	10.1
Dominion Resources, Inc.	9.3	9.0
PG&E Corp.	8.1	4.9
Avangrid, Inc.	5.8	4.4
Exelon Corp.	5.0	12.2
DTE Energy Co.	4.7	4.1
FirstEnergy Corp.	3.8	3.5
PPL Corp.	3.8	4.8
Edison International	3.6	4.4
	69.7

Top Industries (% of fund's net assets)

As of July 31, 2016
Electric Utilities	48.9%
Multi-Utilities	40.6%
Independent Power and Renewable Electricity Producers	8.0%
Gas Utilities	0.9%
Oil, Gas & Consumable Fuels	0.7%
All Others*	0.9%

As of January 31, 2016
Electric Utilities	47.7%
Multi-Utilities	36.4%
Independent Power and Renewable Electricity Producers	9.1%
Media	3.4%
Real Estate Investment Trusts	1.5%
All Others*	1.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Fidelity Advisor® Utilities Fund

Investments July 31, 2016

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
Electric Utilities - 48.9%
Electric Utilities - 48.9%
American Electric Power Co., Inc.	145,920	$10,112,256
Edison International	173,202	13,402,371
Emera, Inc. (a)	63,200	2,356,356
Exelon Corp.	494,891	18,449,536
FirstEnergy Corp.	403,300	14,083,236
ITC Holdings Corp.	200,600	9,277,750
NextEra Energy, Inc.	405,340	52,001,068
OGE Energy Corp.	148,623	4,781,202
PG&E Corp.	466,805	29,847,512
PNM Resources, Inc.	222,700	7,651,972
PPL Corp.	367,472	13,857,369
Westar Energy, Inc.	76,500	4,251,105
		180,071,733
Gas Utilities - 0.9%
Gas Utilities - 0.9%
South Jersey Industries, Inc.	107,800	3,436,664
Independent Power and Renewable Electricity Producers - 8.0%
Independent Power Producers & Energy Traders - 4.9%
Calpine Corp. (b)	762,517	10,476,984
Dynegy, Inc. (b)	239,347	3,621,320
NRG Yield, Inc. Class C	140,702	2,524,194
The AES Corp.	120,800	1,491,880
		18,114,378
Renewable Electricity - 3.1%
NextEra Energy Partners LP	216,264	6,753,925
Pattern Energy Group, Inc.	181,228	4,416,526
		11,170,451

TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS		29,284,829

Multi-Utilities - 40.6%
Multi-Utilities - 40.6%
Ameren Corp.	67,830	3,557,005
Avangrid, Inc.	471,300	21,274,482
Black Hills Corp.	143,503	9,047,864
CenterPoint Energy, Inc.	344,468	8,239,675
Dominion Resources, Inc.	437,653	34,145,687
DTE Energy Co.	177,098	17,270,597
NiSource, Inc.	158,083	4,056,410
SCANA Corp.	128,678	9,643,129
Sempra Energy	378,209	42,314,023
		149,548,872
Oil, Gas & Consumable Fuels - 0.7%
Oil & Gas Storage & Transport - 0.7%
Cheniere Energy Partners LP Holdings LLC	118,462	2,398,856
TOTAL COMMON STOCKS
(Cost $306,900,780)		364,740,954

Money Market Funds - 3.8%
Fidelity Cash Central Fund, 0.42% (c)	11,828,917	11,828,917
Fidelity Securities Lending Cash Central Fund, 0.45% (c)(d)	2,322,000	2,322,000
TOTAL MONEY MARKET FUNDS
(Cost $14,150,917)		14,150,917
TOTAL INVESTMENT PORTFOLIO - 102.9%
(Cost $321,051,697)		378,891,871
NET OTHER ASSETS (LIABILITIES) - (2.9)%		(10,816,180)
NET ASSETS - 100%		$368,075,691

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$29,991
Fidelity Securities Lending Cash Central Fund	11,265
Total	$41,256

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Utilities Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2016
Assets
Investment in securities, at value (including securities loaned of $2,239,791) — See accompanying schedule: Unaffiliated issuers (cost $306,900,780)	$364,740,954
Fidelity Central Funds (cost $14,150,917)	14,150,917
Total Investments (cost $321,051,697)		$378,891,871
Receivable for investments sold		314,099
Receivable for fund shares sold		777,466
Dividends receivable		149,839
Distributions receivable from Fidelity Central Funds		6,347
Other receivables		9,082
Total assets		380,148,704
Liabilities
Payable for investments purchased	$3,398,464
Payable for fund shares redeemed	5,945,505
Accrued management fee	168,733
Distribution and service plan fees payable	118,411
Other affiliated payables	78,770
Other payables and accrued expenses	41,130
Collateral on securities loaned, at value	2,322,000
Total liabilities		12,073,013
Net Assets		$368,075,691
Net Assets consist of:
Paid in capital		$320,794,941
Undistributed net investment income		1,847,812
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(12,407,117)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		57,840,055
Net Assets		$368,075,691
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($178,116,453 ÷ 6,454,910 shares)		$27.59
Maximum offering price per share (100/94.25 of $27.59)		$29.27
Class T:
Net Asset Value and redemption price per share ($56,402,977 ÷ 2,042,278 shares)		$27.62
Maximum offering price per share (100/96.50 of $27.62)		$28.62
Class C:
Net Asset Value and offering price per share ($70,956,593 ÷ 2,629,966 shares)(a)		$26.98
Class I:
Net Asset Value, offering price and redemption price per share ($62,599,668 ÷ 2,224,422 shares)		$28.14

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2016
Investment Income
Dividends		$8,226,165
Income from Fidelity Central Funds (including $11,265 from security lending)		41,256
Total income		8,267,421
Expenses
Management fee	$1,564,395
Transfer agent fees	699,416
Distribution and service plan fees	1,143,838
Accounting and security lending fees	111,362
Custodian fees and expenses	10,448
Independent trustees' fees and expenses	5,610
Registration fees	72,519
Audit	48,501
Legal	3,088
Miscellaneous	3,084
Total expenses before reductions	3,662,261
Expense reductions	(17,532)	3,644,729
Net investment income (loss)		4,622,692
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(9,396,046)
Foreign currency transactions	(6,039)
Total net realized gain (loss)		(9,402,085)
Change in net unrealized appreciation (depreciation) on: Investment securities	44,135,301
Assets and liabilities in foreign currencies	103
Total change in net unrealized appreciation (depreciation)		44,135,404
Net gain (loss)		34,733,319
Net increase (decrease) in net assets resulting from operations		$39,356,011

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2016	Year ended July 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,622,692	$4,638,676
Net realized gain (loss)	(9,402,085)	6,045,318
Change in net unrealized appreciation (depreciation)	44,135,404	(5,645,684)
Net increase (decrease) in net assets resulting from operations	39,356,011	5,038,310
Distributions to shareholders from net investment income	(4,356,273)	(4,008,742)
Distributions to shareholders from net realized gain	(6,473,264)	(17,304,031)
Total distributions	(10,829,537)	(21,312,773)
Share transactions - net increase (decrease)	66,440,496	(19,607,828)
Redemption fees	31,604	10,186
Total increase (decrease) in net assets	94,998,574	(35,872,105)
Net Assets
Beginning of period	273,077,117	308,949,222
End of period	$368,075,691	$273,077,117
Other Information
Undistributed net investment income end of period	$1,847,812	$1,963,229

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Utilities Fund Class A

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$25.48	$26.77	$23.48	$21.20	$19.09
Income from Investment Operations
Net investment income (loss)A	.44	.44	.41	.47	.43
Net realized and unrealized gain (loss)	2.75	.18	3.35	2.24	2.07
Total from investment operations	3.19	.62	3.76	2.71	2.50
Distributions from net investment income	(.46)	(.38)	(.46)	(.43)	(.39)
Distributions from net realized gain	(.61)	(1.52)	(.01)	–	–
Total distributions	(1.08)B	(1.91)C	(.47)	(.43)	(.39)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$27.59	$25.48	$26.77	$23.48	$21.20
Total ReturnE,F	13.49%	2.01%	16.38%	13.09%	13.40%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.13%	1.13%	1.16%	1.20%	1.23%
Expenses net of fee waivers, if any	1.13%	1.13%	1.16%	1.20%	1.23%
Expenses net of all reductions	1.12%	1.11%	1.15%	1.16%	1.22%
Net investment income (loss)	1.78%	1.65%	1.64%	2.16%	2.24%
Supplemental Data
Net assets, end of period (000 omitted)	$178,116	$140,148	$154,134	$106,851	$99,813
Portfolio turnover rateI	73%	105%	112%	154%	195%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.08 per share is comprised of distributions from net investment income of $.462 and distributions from net realized gain of $.613 per share.

 C Total distributions of $1.91 per share is comprised of distributions from net investment income of $.384 and distributions from net realized gain of $1.524 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Utilities Fund Class T

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$25.49	$26.78	$23.50	$21.21	$19.09
Income from Investment Operations
Net investment income (loss)A	.36	.36	.34	.41	.38
Net realized and unrealized gain (loss)	2.77	.18	3.35	2.25	2.07
Total from investment operations	3.13	.54	3.69	2.66	2.45
Distributions from net investment income	(.39)	(.31)	(.40)	(.37)	(.33)
Distributions from net realized gain	(.61)	(1.52)	(.01)	–	–
Total distributions	(1.00)	(1.83)	(.41)	(.37)	(.33)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$27.62	$25.49	$26.78	$23.50	$21.21
Total ReturnC,D	13.19%	1.72%	15.99%	12.81%	13.13%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.43%	1.42%	1.45%	1.47%	1.49%
Expenses net of fee waivers, if any	1.43%	1.42%	1.45%	1.47%	1.49%
Expenses net of all reductions	1.42%	1.41%	1.44%	1.43%	1.48%
Net investment income (loss)	1.47%	1.35%	1.35%	1.89%	1.98%
Supplemental Data
Net assets, end of period (000 omitted)	$56,403	$46,366	$49,272	$41,239	$38,276
Portfolio turnover rateG	73%	105%	112%	154%	195%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Utilities Fund Class C

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$24.91	$26.23	$23.03	$20.80	$18.75
Income from Investment Operations
Net investment income (loss)A	.25	.23	.23	.31	.29
Net realized and unrealized gain (loss)	2.70	.19	3.29	2.20	2.03
Total from investment operations	2.95	.42	3.52	2.51	2.32
Distributions from net investment income	(.27)	(.22)	(.31)	(.28)	(.27)
Distributions from net realized gain	(.61)	(1.52)	(.01)	–	–
Total distributions	(.88)	(1.74)	(.32)	(.28)	(.27)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$26.98	$24.91	$26.23	$23.03	$20.80
Total ReturnC,D	12.64%	1.29%	15.52%	12.27%	12.56%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.88%	1.88%	1.89%	1.93%	1.95%
Expenses net of fee waivers, if any	1.88%	1.88%	1.89%	1.93%	1.95%
Expenses net of all reductions	1.88%	1.86%	1.88%	1.89%	1.95%
Net investment income (loss)	1.02%	.89%	.91%	1.43%	1.51%
Supplemental Data
Net assets, end of period (000 omitted)	$70,957	$52,172	$54,810	$35,457	$29,942
Portfolio turnover rateG	73%	105%	112%	154%	195%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Utilities Fund Class I

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$25.97	$27.24	$23.87	$21.56	$19.40
Income from Investment Operations
Net investment income (loss)A	.53	.52	.51	.55	.50
Net realized and unrealized gain (loss)	2.78	.20	3.39	2.26	2.10
Total from investment operations	3.31	.72	3.90	2.81	2.60
Distributions from net investment income	(.53)	(.46)	(.52)	(.50)	(.44)
Distributions from net realized gain	(.61)	(1.52)	(.01)	–	–
Total distributions	(1.14)	(1.99)B	(.53)	(.50)	(.44)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$28.14	$25.97	$27.24	$23.87	$21.56
Total ReturnD	13.81%	2.35%	16.74%	13.40%	13.79%
Ratios to Average Net AssetsE,F
Expenses before reductions	.84%	.83%	.85%	.89%	.92%
Expenses net of fee waivers, if any	.84%	.83%	.85%	.89%	.92%
Expenses net of all reductions	.84%	.81%	.84%	.85%	.91%
Net investment income (loss)	2.06%	1.94%	1.95%	2.46%	2.55%
Supplemental Data
Net assets, end of period (000 omitted)	$62,600	$31,710	$46,135	$19,562	$20,564
Portfolio turnover rateG	73%	105%	112%	154%	195%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.99 per share is comprised of distributions from net investment income of $.463 and distributions from net realized gain of $1.524 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2016

1. Organization.

Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Technology Fund and Fidelity Advisor Utilities Fund (the Funds) are funds of Fidelity Advisor Series VII (the Trust) and are authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds are non-diversified with the exception of Fidelity Advisor Financial Services Fund and Fidelity Advisor Health Care Fund. Each Fund offers Class A, Class T, Class C and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, each Fund's outstanding Class B shares were converted to Class A shares. Each Fund's current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period August 1, 2015 through June 24, 2016.

In April 2016, the Board of Trustees approved a change in the name of Fidelity Advisor Electronics Fund to Fidelity Advisor Semiconductors Fund effective October 1, 2016.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by Fidelity Advisor Biotechnology Fund and Fidelity Advisor Technology Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Fidelity Advisor Biotechnology Fund:

Asset Type	Fair Value at 07/31/16	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	57,455,661	Discounted cash flow	Discount rate	8.0% - 10.0% / 8.2%	Decrease
			Discount for lack of marketability	10.0%	Decrease
			Probability rate	13.2% - 31.7% / 22.5%	Increase
		Market approach	Transaction price	$0.01 - $150.00 / $32.70	Increase
			Proxy based discount	3.0% - 47.4% / 28.1%	Decrease
			Premium rate	15.0%	Increase
			Proxy based premium	21.3% - 21.5% / 21.3%	Increase
		Market comparable	Enterprise value/Sales multiple (EV/S)	2.1	Increase
			Discount rate	23.0%	Decrease

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Fidelity Advisor Technology Fund:

Asset Type	Fair Value at 07/31/16	Valuation Technique (s)	Unobservable Input	Amount or Range / Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$25,683,073	Market approach	Transaction price	$3.86 - $48.77 / $24.14	Increase
		Market comparable	Enterprise value/Sales multiple (EV/S)	3.1	Increase
Equities (continued)			Discount rate	20.0%	Decrease

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2016, including information on transfers between Levels 1 and 2, as well as a roll forward of Level 3 investments, is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Funds determine the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of each Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for Fidelity Advisor Energy Fund and Fidelity Advisor Technology Fund, independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2016, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities
Fidelity Advisor Biotechnology Fund	$2,831,969,383	$667,276,365	$(494,378,856)	$172,897,509
Fidelity Advisor Communications Equipment Fund	10,853,603	2,197,599	(595,667)	1,601,932
Fidelity Advisor Consumer Discretionary Fund	283,149,670	53,831,444	(10,180,733)	43,650,711
Fidelity Advisor Electronics Fund	83,691,059	12,812,109	(2,991,613)	9,820,496
Fidelity Advisor Energy Fund	898,640,175	122,349,309	(72,186,095)	50,163,214
Fidelity Advisor Financial Services Fund	190,053,001	14,521,953	(10,119,332)	4,402,621
Fidelity Advisor Health Care Fund	2,449,965,940	557,658,866	(175,764,986)	381,893,880
Fidelity Advisor Industrials Fund	497,016,222	119,206,064	(11,482,973)	107,723,091
Fidelity Advisor Technology Fund	1,314,482,296	340,298,352	(50,042,805)	290,255,547
Fidelity Advisor Utilities Fund	322,674,738	61,592,998	(5,375,865)	56,217,133

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Advisor Biotechnology Fund	$–	$–	$(195,610,729)	$172,897,509
Fidelity Advisor Communications Equipment Fund	65,928	270,261	–	1,601,932
Fidelity Advisor Consumer Discretionary Fund	764,414	–	(14,389,276)	43,651,870
Fidelity Advisor Electronics Fund	76,636	–	(3,783,251)	9,820,497
Fidelity Advisor Energy Fund	1,512,874	–	(158,068,838)	50,163,233
Fidelity Advisor Financial Services Fund	–	–	(47,152,533)	4,401,783
Fidelity Advisor Health Care Fund	–	–	(88,155,047)	381,893,207
Fidelity Advisor Industrials Fund	802,477	24,934,567	–	107,723,091
Fidelity Advisor Technology Fund	–	–	(21,683,221)	290,175,365
Fidelity Advisor Utilities Fund	1,847,817	–	(10,784,073)	56,217,014

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Fiscal year of expiration
	2017	2018	2019	Total with expiration
Fidelity Advisor Financial Services Fund	$(22,767,587)	$(23,251,884)	$(450,657)	$(46,470,128)

	No expiration
	Short-term	Long-term	Total no expiration	Total capital loss carryfoward
Fidelity Advisor Biotechnology Fund	$(195,610,729)	$-–	$(195,610,729)	$(195,610,729)
Fidelity Advisor Consumer Discretionary Fund	(14,389,276)	-–	(14,389,276)	(14,389,276)
Fidelity Advisor Electronics Fund	(3,783,251)	-–	(3,783,251)	(3,783,251)
Fidelity Advisor Energy Fund	(91,847,998)	(66,220,840)	(158,068,838)	(158,068,838)
Fidelity Advisor Financial Services Fund	(682,405)	-–	(682,405)	(47,152,533)
Fidelity Advisor Health Care Fund	(88,155,047)	-–	(88,155,047)	(88,155,047)
Fidelity Advisor Technology Fund	(21,683,221)	-–	(21,683,221)	(21,683,221)
Fidelity Advisor Utilities Fund	(7,270,691)	(3,513,382)	(10,784,073)	(10,784,073)

Certain of the Funds elected to defer to the next fiscal year capital losses recognized during the period November 1, 2015 to July 31, 2016 and ordinary losses recognized during the period January 1, 2016 to July 31, 2016. Loss deferrals were as follows:

	Capital losses	Ordinary losses
Fidelity Advisor Biotechnology Fund	$–	$(8,484,891)
Fidelity Advisor Communications Equipment Fund	(83,092)	–
Fidelity Advisor Financial Services Fund	(559,312)	(122,099)
Fidelity Advisor Health Care Fund	–	(6,590,625)
Fidelity Advisor Technology Fund	–	(246,129)

The tax character of distributions paid was as follows:

July 31, 2016
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Advisor Biotechnology Fund	$41,819,540	$147,502,409	$189,321,949
Fidelity Advisor Communications Equipment Fund	15,482	371,843	387,325
Fidelity Advisor Consumer Discretionary Fund	425,920	5,484,780	5,910,700
Fidelity Advisor Electronics Fund	8,269,769	967,612	9,237,381
Fidelity Advisor Energy Fund	3,958,354	–	3,958,354
Fidelity Advisor Financial Services Fund	1,147,313	–	1,147,313
Fidelity Advisor Health Care Fund	111,063,622	89,233,020	200,296,642
Fidelity Advisor Industrials Fund	2,537,760	58,090,566	60,628,326
Fidelity Advisor Technology Fund	47,275,314	22,793,507	70,068,821
Fidelity Advisor Utilities Fund	4,641,392	6,188,145	10,829,537

July 31, 2015
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Advisor Biotechnology Fund	$69,565	$51,362,234	$51,431,799
Fidelity Advisor Communications Equipment Fund	25,322	–	25,322
Fidelity Advisor Consumer Discretionary Fund	1,683,775	12,239,681	13,923,456
Fidelity Advisor Electronics Fund	423,024	11,885	434,909
Fidelity Advisor Energy Fund	13,961,242	24,822,664	38,783,906
Fidelity Advisor Financial Services Fund	1,174,436	–	1,174,436
Fidelity Advisor Health Care Fund	39,548,467	149,118,126	188,666,593
Fidelity Advisor Industrials Fund	5,181,299	59,748,395	64,929,694
Fidelity Advisor Technology Fund	73,053,772	44,283,170	117,336,942
Fidelity Advisor Utilities Fund	4,794,753	16,518,020	21,312,773

Short-Term Trading (Redemption) Fees. Shares held by investors in the Funds less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Funds and accounted for as an addition to paid in capital.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

Consolidated Subsidiary. Fidelity Advisor Biotechnology invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

At period end, investments held through this Subsidiary were $9,655,061 representing 0.35% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and each Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiary is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Biotechnology Fund	893,797,816	1,014,754,955
Fidelity Advisor Communications Equipment Fund	3,348,984	4,373,297
Fidelity Advisor Consumer Discretionary Fund	258,697,101	175,695,985
Fidelity Advisor Electronics Fund	149,342,313	181,549,726
Fidelity Advisor Energy Fund	816,000,427	660,704,550
Fidelity Advisor Financial Services Fund	129,163,248	145,968,281
Fidelity Advisor Health Care Fund	1,870,816,219	2,000,819,552
Fidelity Advisor Industrials Fund	335,036,573	528,082,228
Fidelity Advisor Technology Fund	1,521,564,681	1,719,572,011
Fidelity Advisor Utilities Fund	265,933,446	204,723,248

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows.

	Individual Rate	Group Rate	Total
Fidelity Advisor Biotechnology Fund	.30%	.25%	.55%
Fidelity Advisor Communications Equipment Fund	.30%	.25%	.55%
Fidelity Advisor Consumer Discretionary Fund	.30%	.25%	.55%
Fidelity Advisor Electronics Fund	.30%	.25%	.55%
Fidelity Advisor Energy Fund	.30%	.25%	.55%
Fidelity Advisor Financial Services Fund	.30%	.25%	.55%
Fidelity Advisor Health Care Fund	.30%	.25%	.55%
Fidelity Advisor Industrials Fund	.30%	.25%	.55%
Fidelity Advisor Technology Fund	.30%	.25%	.55%
Fidelity Advisor Utilities Fund	.30%	.25%	.55%

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, each Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Class I. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of each Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Fidelity Advisor Biotechnology Fund
Class A	-%	.25%	$3,024,297	$15,412
Class T	.25%	.25%	735,100	–
Class B	.75%	.25%	44,259	33,194
Class C	.75%	.25%	7,320,501	2,687,806
			$11,124,157	$2,736,412
Fidelity Advisor Communications Equipment Fund
Class A	-%	.25%	$10,655	$41
Class T	.25%	.25%	17,579	–
Class B	.75%	.25%	1,935	1,451
Class C	.75%	.25%	24,500	3,271
			$54,669	$4,763
Fidelity Advisor Consumer Discretionary Fund
Class A	-%	.25%	$345,247	$1,455
Class T	.25%	.25%	132,868	–
Class B	.75%	.25%	10,252	7,689
Class C	.75%	.25%	606,724	293,015
			$1,095,091	$302,159
Fidelity Advisor Electronics Fund
Class A	-%	.25%	$77,550	$1,744
Class T	.25%	.25%	46,888	–
Class B	.75%	.25%	2,271	1,703
Class C	.75%	.25%	188,459	40,513
			$315,168	$43,960
Fidelity Advisor Energy Fund
Class A	-%	.25%	$739,354	$29,298
Class T	.25%	.25%	741,610	–
Class B	.75%	.25%	50,207	37,655
Class C	.75%	.25%	1,812,479	776,343
			$3,343,650	$843,296
Fidelity Advisor Financial Services Fund
Class A	-%	.25%	$244,816	$752
Class T	.25%	.25%	155,505	–
Class B	.75%	.25%	23,384	17,538
Class C	.75%	.25%	485,888	141,739
			$909,593	$160,029
Fidelity Advisor Health Care Fund
Class A	-%	.25%	$2,972,140	$3,625
Class T	.25%	.25%	1,473,345	–
Class B	.75%	.25%	76,180	57,135
Class C	.75%	.25%	6,883,523	2,640,375
			$11,405,188	$2,701,135
Fidelity Advisor Industrials Fund
Class A	-%	.25%	$711,368	$–
Class T	.25%	.25%	394,512	–
Class B	.75%	.25%	40,772	30,579
Class C	.75%	.25%	1,179,195	94,284
			$2,325,847	$124,863
Fidelity Advisor Technology Fund
Class A	-%	.25%	$1,133,945	$6,729
Class T	.25%	.25%	976,812	–
Class B	.75%	.25%	60,104	45,087
Class C	.75%	.25%	1,394,883	292,610
			$3,565,744	$344,426
Fidelity Advisor Utilities Fund
Class A	-%	.25%	$357,262	$2,019
Class T	.25%	.25%	226,544	–
Class B	.75%	.25%	16,980	12,735
Class C	.75%	.25%	543,052	81,331
			$1,143,838	$96,085

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of each Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Fidelity Advisor Biotechnology Fund
Class A	$1,263,826
Class T	77,646
Class B(a)	1,040
Class C(a)	304,647
$1,647,159
Fidelity Advisor Communications Equipment Fund
Class A	$2,001
Class T	1,029
Class B(a)	72
Class C(a)	355
$3,457
Fidelity Advisor Consumer Discretionary Fund
Class A	$142,972
Class T	14,944
Class B(a)	383
Class C(a)	24,846
$183,145
Fidelity Advisor Electronics Fund
Class A	$22,987
Class T	2,727
Class B(a)	47
Class C(a)	6,787
$32,548
Fidelity Advisor Energy Fund
Class A	$211,273
Class T	29,803
Class B(a)	1,863
Class C(a)	62,660
$305,599
Fidelity Advisor Financial Services Fund
Class A	$48,896
Class T	7,732
Class B(a)	608
Class C(a)	13,556
$70,792
Fidelity Advisor Health Care Fund
Class A	$770,667
Class T	88,807
Class B(a)	620
Class C(a)	233,400
$1,093,494
Fidelity Advisor Industrials Fund
Class A	$43,972
Class T	6,134
Class B(a)	1,312
Class C(a)	12,958
$64,376
Fidelity Advisor Technology Fund
Class A	$131,495
Class T	25,467
Class B(a)	902
Class C(a)	22,944
$180,808
Fidelity Advisor Utilities Fund
Class A	$91,312
Class T	11,846
Class B(a)	82
Class C(a)	9,052
$112,292

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Funds. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of each Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Fidelity Advisor Biotechnology Fund
Class A	$2,416,395.20
Class T	404,165.27
Class B	10,407.24
Class C	1,463,603.20
Class I	1,885,156.18
	$6,179,726
Fidelity Advisor Communications Equipment Fund
Class A	$13,226.31
Class T	12,840.36
Class B	560.29
Class C	7,755.32
Class I	1,684.18
	$36,065
Fidelity Advisor Consumer Discretionary Fund
Class A	$284,086.21
Class T	68,317.26
Class B	2,569.25
Class C	129,327.21
Class I	159,872.19
	$644,171
Fidelity Advisor Electronics Fund
Class A	$77,940.25
Class T	32,079.34
Class B	648.29
Class C	51,339.27
Class I	35,729.17
	$197,735
Fidelity Advisor Energy Fund
Class A	$758,956.26
Class T	396,192.27
Class B	14,203.28
Class C	413,634.23
Class I	348,865.23
	$1,931,850
Fidelity Advisor Financial Services Fund
Class A	$241,839.25
Class T	89,854.29
Class B	6,798.29
Class C	116,523.24
Class I	68,023.19
	$523,037
Fidelity Advisor Health Care Fund
Class A	$2,348,979.20
Class T	644,034.22
Class B	20,677.27
Class C	1,376,302.20
Class I	1,239,235.19
	$5,629,227
Fidelity Advisor Industrials Fund
Class A	$574,275.20
Class T	171,159.22
Class B	9,894.24
Class C	243,155.21
Class I	283,057.19
	$1,281,540
Fidelity Advisor Technology Fund
Class A	$1,066,507.23
Class T	483,080.25
Class B	17,276.29
Class C	336,625.24
Class I	1,051,873.15
	$2,955,361
Fidelity Advisor Utilities Fund
Class A	$344,826.24
Class T	132,895.29
Class B	4,812.28
Class C	132,835.24
Class I	84,048.21
	$699,416

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Biotechnology Fund	$99,420
Fidelity Advisor Communications Equipment Fund	262
Fidelity Advisor Consumer Discretionary Fund	2,939
Fidelity Advisor Electronics Fund	8,954
Fidelity Advisor Energy Fund	24,308
Fidelity Advisor Financial Services Fund	2,500
Fidelity Advisor Health Care Fund	40,252
Fidelity Advisor Industrials Fund	6,921
Fidelity Advisor Technology Fund	35,707
Fidelity Advisor Utilities Fund	7,729

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Biotechnology Fund	Borrower	$6,006,857.51%		$2,377
Fidelity Advisor Health Care Fund	Borrower	14,526,250.62%		2,012
Fidelity Advisor Industrials Fund	Borrower	1,810,333.36%		164
Fidelity Advisor Technology Fund	Borrower	6,749,208.56%		2,528

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 2,476,292 shares of Fidelity Advisor Technology Fund held by affiliated entities were redeemed for investments with a value of $93,826,692. The Fund had a net realized gain of $23,460,718 on investments delivered through the in-kind redemptions. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 11: Share Transactions. Fidelity Advisor Technology Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Exchanges In-Kind. During the prior period, certain investment companies managed by the investment adviser or its affiliates (Investing Funds) completed exchanges in-kind with Fidelity Advisor Technology Fund. The Investing Funds delivered cash and investments valued at $311,440,613 in exchange for 8,219,599 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 11: Share Transactions. Fidelity Advisor Technology Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Fidelity Advisor Biotechnology Fund	$6,336
Fidelity Advisor Communications Equipment Fund	23
Fidelity Advisor Consumer Discretionary Fund	644
Fidelity Advisor Electronics Fund	167
Fidelity Advisor Energy Fund	1,615
Fidelity Advisor Financial Services Fund	441
Fidelity Advisor Health Care Fund	5,799
Fidelity Advisor Industrials Fund	1,314
Fidelity Advisor Technology Fund	3,100
Fidelity Advisor Utilities Fund	590

During the period, the Funds did not borrow on this line of credit.

7. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds.

8. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Biotechnology Fund	$18,734,636.87%		$4,963
Fidelity Advisor Industrials Fund	802,500.64%		29
Fidelity Advisor Technology Fund	3,748,833.89%		557

9. Expense Reductions.

The investment adviser voluntarily agreed to reimburse funds to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes of each applicable Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Fidelity Advisor Communications Equipment Fund
Class A	1.40%	$29,692
Class T	1.65%	26,760
Class B	2.15%	1,505
Class C	2.15%	17,341
Class I	1.15%	5,144
Fidelity Advisor Electronics Fund
Class T	1.65%	164

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of Certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage service reduction	Custody expense reduction
Fidelity Advisor Biotechnology Fund	$50,315	$–
Fidelity Advisor Communications Equipment Fund	423	–
Fidelity Advisor Consumer Discretionary Fund	28,866	–
Fidelity Advisor Electronics Fund	20,234	–
Fidelity Advisor Energy Fund	95,454	104
Fidelity Advisor Financial Services Fund	17,929	47
Fidelity Advisor Health Care Fund	134,097	236
Fidelity Advisor Industrials Fund	17,152	–
Fidelity Advisor Technology Fund	246,803	–
Fidelity Advisor Utilities Fund	15,835	–

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses as follows:

Amount
Fidelity Advisor Biotechnology Fund	$26,524
Fidelity Advisor Communications Equipment Fund	81
Fidelity Advisor Consumer Discretionary Fund	2,473
Fidelity Advisor Electronics Fund	604
Fidelity Advisor Energy Fund	5,066
Fidelity Advisor Financial Services Fund	1,737
Fidelity Advisor Health Care Fund	21,846
Fidelity Advisor Industrials Fund	4,744
Fidelity Advisor Technology Fund	11,679
Fidelity Advisor Utilities Fund	1,697

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2016	Year ended July 31, 2015
Fidelity Advisor Biotechnology Fund
From net investment income
Class I	$–	$69,565
Total	$–	$69,565
From net realized gain
Class A	$71,428,446	$19,162,759
Class T	8,780,759	3,137,062
Class B	350,358	191,809
Class C	46,525,088	13,249,824
Class I	62,237,298	15,620,780
Total	$189,321,949	$51,362,234
Fidelity Advisor Communications Equipment Fund
From net investment income
Class A	$–	$11,846
Class T	–	1,754
Class I	–	11,722
Total	$–	$25,322
From net realized gain
Class A	$140,942	$–
Class T	120,506	–
Class B	8,665	–
Class C	87,907	–
Class I	29,305	–
Total	$387,325	$–
Fidelity Advisor Consumer Discretionary Fund
From net investment income
Class A	$145,315	$–
Class I	280,605	–
Total	$425,920	$–
From net realized gain
Class A	$2,490,947	$6,488,273
Class T	567,555	2,268,637
Class B	33,959	224,707
Class C	1,218,277	2,737,034
Class I	1,174,042	2,204,805
Total	$5,484,780	$13,923,456
Fidelity Advisor Electronics Fund
From net investment income
Class A	$113,188	$13,078
Class T	30,107	–
Class B	373	–
Class C	23,745	–
Class I	133,338	44,329
Total	$300,751	$57,407
From net realized gain
Class A	$3,392,087	$128,913
Class T	1,000,803	34,794
Class B	31,868	598
Class C	2,046,878	43,270
Class I	2,464,994	169,927
Total	$8,936,630	$377,502
Fidelity Advisor Energy Fund
From net investment income
Class A	$1,922,229	$1,364,001
Class T	528,991	410,584
Class B	897	–
Class C	204,569	97,069
Class I	1,301,668	740,437
Total	$3,958,354	$2,612,091
From net realized gain
Class A	$–	$14,838,103
Class T	–	10,229,565
Class B	–	735,058
Class C	–	5,981,735
Class I	–	4,387,354
Total	$–	$36,171,815
Fidelity Advisor Financial Services Fund
From net investment income
Class A	$487,874	$677,086
Class T	110,989	166,609
Class B	2,181	7,587
Class C	104,614	95,653
Class I	251,888	227,501
Total	$957,546	$1,174,436
From net realized gain
Class A	$83,636	$–
Class T	26,115	–
Class B	2,379	–
Class C	43,289	–
Class I	34,348	–
Total	$189,767	$–
Fidelity Advisor Health Care Fund
From net realized gain
Class A	$80,223,333	$79,203,094
Class T	20,669,994	27,289,653
Class B	758,774	1,660,970
Class C	52,885,499	39,451,396
Class I	45,759,042	41,061,480
Total	$200,296,642	$188,666,593
Fidelity Advisor Industrials Fund
From net investment income
Class A	$1,251,437	$1,073,088
Class T	142,172	117,188
Class B	–	10,986
Class I	1,144,151	1,400,614
Total	$2,537,760	$2,601,876
From net realized gain
Class A	$24,885,132	$26,712,147
Class T	6,913,270	6,664,310
Class B	520,980	905,701
Class C	11,465,082	11,132,591
Class I	14,306,102	16,913,069
Total	$58,090,566	$62,327,818
Fidelity Advisor Technology Fund
From net investment income
Class A	$–	$285,364
Class I	–	1,409,297
Total	$–	$1,694,661
From net realized gain
Class A	$20,472,702	$33,752,271
Class T	9,063,088	16,437,395
Class B	374,802	983,656
Class C	6,550,928	9,419,892
Class I	33,607,301	55,049,067
Total	$70,068,821	$115,642,281
Fidelity Advisor Utilities Fund
From net investment income
Class A	$2,494,667	$2,209,427
Class T	696,864	589,279
Class B	13,894	23,317
Class C	548,207	465,161
Class I	602,641	721,558
Total	$4,356,273	$4,008,742
From net realized gain
Class A	$3,341,067	$8,639,872
Class T	1,100,541	2,863,183
Class B	58,860	255,750
Class C	1,254,979	3,177,658
Class I	717,817	2,367,568
Total	$6,473,264	$17,304,031

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
Years ended July 31,	2016	2015	2016	2015
Fidelity Advisor Biotechnology Fund
Class A
Shares sold	20,374,378	28,734,829	$486,458,577	$782,311,246
Reinvestment of distributions	2,387,343	750,777	66,988,829	17,834,437
Shares redeemed	(21,904,309)	(9,674,834)	(483,498,927)	(251,598,976)
Net increase (decrease)	857,412	19,810,772	$69,948,479	$548,546,707
Class T
Shares sold	1,912,568	2,609,939	$43,113,700	$67,425,583
Reinvestment of distributions	319,202	134,415	8,560,989	3,058,643
Shares redeemed	(2,294,307)	(1,158,298)	(48,667,903)	(29,041,801)
Net increase (decrease)	(62,537)	1,586,056	$3,006,786	$41,442,425
Class B
Shares sold	23,127	83,752	$488,892	$1,983,767
Reinvestment of distributions	13,390	8,590	330,876	180,710
Shares redeemed	(328,587)	(138,999)	(5,983,799)	(3,242,788)
Net increase (decrease)	(292,070)	(46,657)	$(5,164,031)	$(1,078,311)
Class C
Shares sold	10,596,563	18,036,528	$223,026,722	$437,867,038
Reinvestment of distributions	1,618,886	528,140	40,002,670	11,164,448
Shares redeemed	(11,105,389)	(4,090,881)	(214,386,694)	(97,122,016)
Net increase (decrease)	1,110,060	14,473,787	$48,642,698	$351,909,470
Class I
Shares sold	22,589,370	29,622,523	$543,276,913	$833,349,459
Reinvestment of distributions	1,787,031	532,595	52,663,804	13,257,162
Shares redeemed	(26,641,629)	(9,644,195)	(614,169,645)	(265,760,117)
Net increase (decrease)	(2,265,228)	20,510,923	$(18,228,928)	$580,846,504
Fidelity Advisor Communications Equipment Fund
Class A
Shares sold	61,824	153,268	$686,464	$1,925,058
Reinvestment of distributions	12,164	914	134,093	11,238
Shares redeemed	(81,049)	(167,571)	(893,648)	(2,111,373)
Net increase (decrease)	(7,061)	(13,389)	$(73,091)	$(175,077)
Class T
Shares sold	29,078	42,233	$312,157	$505,832
Reinvestment of distributions	11,237	146	119,674	1,738
Shares redeemed	(56,633)	(56,809)	(598,222)	(686,152)
Net increase (decrease)	(16,318)	(14,430)	$(166,391)	$(178,582)
Class B
Shares sold	3	–	$35	$–
Reinvestment of distributions	803	–	7,933	–
Shares redeemed	(26,347)	(11,477)	(261,367)	(128,010)
Net increase (decrease)	(25,541)	(11,477)	$(253,399)	$(128,010)
Class C
Shares sold	20,424	55,503	$201,589	$631,530
Reinvestment of distributions	8,306	–	81,979	–
Shares redeemed	(61,023)	(47,426)	(616,761)	(530,907)
Net increase (decrease)	(32,293)	8,077	$(333,193)	$100,623
Class I
Shares sold	32,486	18,312	$367,475	$232,557
Reinvestment of distributions	2,247	868	25,646	11,030
Shares redeemed	(16,972)	(150,382)	(195,689)	(2,006,379)
Net increase (decrease)	17,761	(131,202)	$197,432	$(1,762,792)
Fidelity Advisor Consumer Discretionary Fund
Class A
Shares sold	4,814,381	3,721,895	$96,001,482	$75,431,970
Reinvestment of distributions	125,818	314,662	2,487,810	5,921,151
Shares redeemed	(3,384,129)	(1,680,428)	(65,627,046)	(32,834,119)
Net increase (decrease)	1,556,070	2,356,129	$32,862,246	$48,519,002
Class T
Shares sold	467,315	338,629	$8,759,972	$6,435,082
Reinvestment of distributions	29,568	122,984	549,955	2,187,662
Shares redeemed	(340,307)	(182,245)	(6,370,883)	(3,405,237)
Net increase (decrease)	156,576	279,368	$2,939,044	$5,217,507
Class B
Shares sold	14,276	8,479	$237,342	$145,589
Reinvestment of distributions	1,812	10,956	29,530	172,497
Shares redeemed	(96,775)	(47,549)	(1,564,551)	(771,428)
Net increase (decrease)	(80,687)	(28,114)	$(1,297,679)	$(453,342)
Class C
Shares sold	2,604,899	1,409,357	$43,132,243	$23,864,510
Reinvestment of distributions	66,579	157,518	1,085,908	2,481,906
Shares redeemed	(1,219,501)	(334,437)	(19,584,504)	(5,460,293)
Net increase (decrease)	1,451,977	1,232,438	$24,633,647	$20,886,123
Class I
Shares sold	5,034,098	2,162,351	$107,578,453	$46,666,847
Reinvestment of distributions	55,475	93,807	1,176,667	1,886,667
Shares redeemed	(3,816,680)	(1,194,006)	(80,049,247)	(25,608,119)
Net increase (decrease)	1,272,893	1,062,152	$28,705,873	$22,945,395
Fidelity Advisor Electronics Fund
Class A
Shares sold	649,014	2,442,737	$9,317,951	$38,016,336
Reinvestment of distributions	243,337	7,644	3,248,410	119,544
Shares redeemed	(1,328,391)	(1,143,527)	(18,785,248)	(17,859,819)
Net increase (decrease)	(436,040)	1,306,854	$(6,218,887)	$20,276,061
Class T
Shares sold	103,928	393,756	$1,432,589	$5,963,896
Reinvestment of distributions	74,441	2,215	959,873	33,619
Shares redeemed	(295,752)	(195,977)	(3,952,788)	(2,908,278)
Net increase (decrease)	(117,383)	199,994	$(1,560,326)	$3,089,237
Class B
Shares sold	526	8,518	$6,775	$118,987
Reinvestment of distributions	2,652	39	31,733	551
Shares redeemed	(26,335)	(16,542)	(340,997)	(232,148)
Net increase (decrease)	(23,157)	(7,985)	$(302,489)	$(112,610)
Class C
Shares sold	367,363	1,188,406	$4,677,334	$16,685,789
Reinvestment of distributions	160,178	2,732	1,907,126	38,744
Shares redeemed	(604,623)	(265,701)	(7,649,533)	(3,757,943)
Net increase (decrease)	(77,082)	925,437	$(1,065,073)	$12,966,590
Class I
Shares sold	790,386	3,205,885	$12,303,195	$51,968,937
Reinvestment of distributions	135,996	10,497	1,894,884	170,367
Shares redeemed	(1,690,148)	(2,698,476)	(24,919,896)	(43,445,677)
Net increase (decrease)	(763,766)	517,906	$(10,721,817)	$8,693,627
Fidelity Advisor Energy Fund
Class A
Shares sold	5,025,799	4,817,511	$143,627,691	$172,397,292
Reinvestment of distributions	66,472	346,427	1,828,245	15,023,137
Shares redeemed	(3,353,686)	(3,804,502)	(97,107,576)	(141,434,625)
Net increase (decrease)	1,738,585	1,359,436	$48,348,360	$45,985,804
Class T
Shares sold	872,793	895,677	$25,702,490	$32,882,150
Reinvestment of distributions	18,373	229,140	511,190	10,214,195
Shares redeemed	(1,205,049)	(1,183,564)	(35,414,324)	(44,251,675)
Net increase (decrease)	(313,883)	(58,747)	$(9,200,644)	$(1,155,330)
Class B
Shares sold	5,109	43,535	$134,216	$1,451,766
Reinvestment of distributions	35	16,323	864	661,892
Shares redeemed	(292,489)	(186,733)	(8,008,782)	(6,263,061)
Net increase (decrease)	(287,345)	(126,875)	$(7,873,702)	$(4,149,403)
Class C
Shares sold	4,491,809	3,704,544	$118,552,042	$122,458,966
Reinvestment of distributions	7,392	130,140	181,396	5,288,652
Shares redeemed	(1,780,198)	(1,241,801)	(47,478,698)	(41,167,367)
Net increase (decrease)	2,719,003	2,592,883	$71,254,740	$86,580,251
Class I
Shares sold	4,747,633	3,563,036	$143,380,782	$133,557,103
Reinvestment of distributions	40,692	99,377	1,182,189	4,498,001
Shares redeemed	(2,875,822)	(1,973,125)	(86,056,094)	(74,761,878)
Net increase (decrease)	1,912,503	1,689,288	$58,506,877	$63,293,226
Fidelity Advisor Financial Services Fund
Class A
Shares sold	2,461,428	2,375,926	$37,745,282	$38,271,380
Reinvestment of distributions	34,331	37,600	519,430	601,602
Shares redeemed	(2,437,261)	(1,370,832)	(35,887,745)	(21,745,625)
Net increase (decrease)	58,498	1,042,694	$2,376,967	$17,127,357
Class T
Shares sold	329,948	282,748	$5,036,365	$4,530,961
Reinvestment of distributions	8,782	9,927	131,908	158,623
Shares redeemed	(464,648)	(327,213)	(6,810,235)	(5,144,018)
Net increase (decrease)	(125,918)	(34,538)	$(1,641,962)	$(454,434)
Class B
Shares sold	9,988	9,940	$147,548	$153,403
Reinvestment of distributions	304	462	4,404	7,229
Shares redeemed	(252,485)	(154,232)	(3,578,817)	(2,370,354)
Net increase (decrease)	(242,193)	(143,830)	$(3,426,865)	$(2,209,722)
Class C
Shares sold	1,154,577	1,276,982	$16,736,102	$19,580,585
Reinvestment of distributions	9,045	5,490	129,709	84,931
Shares redeemed	(1,103,196)	(661,896)	(15,422,240)	(9,959,897)
Net increase (decrease)	60,426	620,576	$1,443,571	$9,705,619
Class I
Shares sold	1,492,860	2,718,004	$23,191,855	$44,696,215
Reinvestment of distributions	13,725	9,845	212,871	161,164
Shares redeemed	(2,712,520)	(1,276,123)	(40,632,527)	(20,659,247)
Net increase (decrease)	(1,205,935)	1,451,726	$(17,227,801)	$24,198,132
Fidelity Advisor Health Care Fund
Class A
Shares sold	9,336,496	16,613,714	$350,828,959	$685,795,856
Reinvestment of distributions	1,936,613	1,907,379	75,411,722	71,987,733
Shares redeemed	(11,369,542)	(4,365,455)	(411,793,615)	(177,799,342)
Net increase (decrease)	(96,433)	14,155,638	$14,447,066	$579,984,247
Class T
Shares sold	1,352,279	2,292,430	$47,552,154	$89,470,281
Reinvestment of distributions	545,495	737,547	20,019,680	26,321,410
Shares redeemed	(1,905,048)	(905,351)	(64,841,826)	(35,007,523)
Net increase (decrease)	(7,274)	2,124,626	$2,730,008	$80,784,168
Class B
Shares sold	16,220	49,985	$514,491	$1,711,713
Reinvestment of distributions	22,031	47,751	711,834	1,514,650
Shares redeemed	(380,480)	(172,141)	(11,210,414)	(5,890,995)
Net increase (decrease)	(342,229)	(74,405)	$(9,984,089)	$(2,664,632)
Class C
Shares sold	6,641,532	12,628,362	$205,634,061	$437,473,337
Reinvestment of distributions	1,474,771	1,088,220	47,059,934	34,383,515
Shares redeemed	(6,093,606)	(1,445,818)	(179,489,602)	(49,753,436)
Net increase (decrease)	2,022,697	12,270,764	$73,204,393	$422,103,416
Class I
Shares sold	10,191,430	13,587,551	$405,731,198	$597,091,181
Reinvestment of distributions	979,448	926,189	41,117,225	37,490,066
Shares redeemed	(12,376,027)	(4,637,021)	(487,979,152)	(204,139,010)
Net increase (decrease)	(1,205,149)	9,876,719	$(41,130,729)	$430,442,237
Fidelity Advisor Industrials Fund
Class A
Shares sold	1,099,603	1,896,772	$36,767,902	$70,041,684
Reinvestment of distributions	771,777	707,344	24,606,761	25,707,295
Shares redeemed	(3,011,685)	(3,868,022)	(100,345,381)	(142,586,857)
Net increase (decrease)	(1,140,305)	(1,263,906)	$(38,970,718)	$(46,837,878)
Class T
Shares sold	146,735	223,605	$4,821,874	$8,111,419
Reinvestment of distributions	219,403	183,489	6,858,376	6,551,657
Shares redeemed	(513,052)	(477,116)	(16,678,141)	(17,277,571)
Net increase (decrease)	(146,914)	(70,022)	$(4,997,891)	$(2,614,495)
Class B
Shares sold	8,518	7,145	$250,086	$236,954
Reinvestment of distributions	16,748	23,129	482,266	769,253
Shares redeemed	(223,888)	(197,915)	(6,773,722)	(6,710,202)
Net increase (decrease)	(198,622)	(167,641)	$(6,041,370)	$(5,703,995)
Class C
Shares sold	426,741	897,971	$12,983,156	$30,459,518
Reinvestment of distributions	324,873	266,310	9,447,456	8,933,204
Shares redeemed	(1,423,756)	(1,333,978)	(43,021,482)	(45,225,201)
Net increase (decrease)	(672,142)	(169,697)	$(20,590,870)	$(5,832,479)
Class I
Shares sold	1,450,552	2,703,369	$51,166,989	$103,567,578
Reinvestment of distributions	386,271	388,187	12,880,051	14,699,436
Shares redeemed	(3,622,247)	(4,045,495)	(125,352,471)	(154,607,514)
Net increase (decrease)	(1,785,424)	(953,939)	$(61,305,431)	$(36,340,500)
Fidelity Advisor Technology Fund
Class A
Shares sold	2,819,642	2,913,106	$96,436,633	$105,555,201
Reinvestment of distributions	590,741	901,782	19,252,239	31,562,947
Shares redeemed	(3,447,017)	(2,417,005)	(117,531,802)	(86,800,900)
Net increase (decrease)	(36,634)	1,397,883	$(1,842,930)	$50,317,248
Class T
Shares sold	654,081	637,105	$21,462,874	$22,054,709
Reinvestment of distributions	284,010	476,624	8,858,269	16,015,842
Shares redeemed	(1,204,815)	(866,616)	(39,345,718)	(29,828,780)
Net increase (decrease)	(266,724)	247,113	$(9,024,575)	$8,241,771
Class B
Shares sold	6,709	11,273	$200,635	$348,144
Reinvestment of distributions	12,391	29,273	352,034	901,739
Shares redeemed	(295,468)	(142,494)	(8,775,496)	(4,494,534)
Net increase (decrease)	(276,368)	(101,948)	$(8,222,827)	$(3,244,651)
Class C
Shares sold	1,051,890	1,277,139	$31,371,226	$40,629,084
Reinvestment of distributions	202,969	261,235	5,774,470	8,065,851
Shares redeemed	(927,337)	(554,231)	(27,369,639)	(17,408,387)
Net increase (decrease)	327,522	984,143	$9,776,057	$31,286,548
Class I
Shares sold	2,328,486	23,671,191(a)	$84,913,369	$899,915,317(a)
Reinvestment of distributions	955,239	1,510,080	33,041,700	55,853,504
Shares redeemed	(6,751,997)	(17,066,384)(b)	(246,495,833)	(649,080,123)(b)
Net increase (decrease)	(3,468,272)	8,114,887	$(128,540,764)	$306,688,698
Fidelity Advisor Utilities Fund
Class A
Shares sold	2,397,271	1,888,559	$60,596,711	$50,338,260
Reinvestment of distributions	240,305	365,507	5,414,225	9,845,503
Shares redeemed	(1,682,909)	(2,512,099)	(41,634,818)	(66,117,493)
Net increase (decrease)	954,667	(258,033)	$24,376,118	$(5,933,730)
Class T
Shares sold	543,660	388,662	$14,096,302	$10,348,248
Reinvestment of distributions	76,233	123,166	1,721,689	3,324,380
Shares redeemed	(396,425)	(532,785)	(9,632,575)	(14,023,975)
Net increase (decrease)	223,468	(20,957)	$6,185,416	$(351,347)
Class B
Shares sold	6,017	10,961	$148,347	$290,048
Reinvestment of distributions	2,783	9,053	62,667	242,668
Shares redeemed	(114,968)	(87,257)	(2,921,136)	(2,288,453)
Net increase (decrease)	(106,168)	(67,243)	$(2,710,122)	$(1,755,737)
Class C
Shares sold	1,063,727	773,976	$26,276,925	$20,247,064
Reinvestment of distributions	71,102	116,026	1,573,006	3,068,131
Shares redeemed	(599,522)	(884,724)	(14,443,544)	(22,817,991)
Net increase (decrease)	535,307	5,278	$13,406,387	$497,204
Class I
Shares sold	2,301,270	1,143,014	$58,694,241	$31,002,673
Reinvestment of distributions	49,611	90,001	1,138,487	2,465,972
Shares redeemed	(1,347,589)	(1,705,406)	(34,650,031)	(45,532,863)
Net increase (decrease)	1,003,292	(472,391)	$25,182,697	$(12,064,218)

 (a) Amount includes in-kind exchanges (see Note 5: Prior Year Exchanges In-Kind).

 (b) Amount includes in-kind redemptions (see Note 5: Prior Year Redemptions In-Kind).

12. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Core Fund was the owner of record of approximately 30% of the total outstanding shares of Fidelity Advisor Technology Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VII and the Shareholders of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Technology Fund and Fidelity Advisor Utilities Fund:

We have audited the accompanying statements of assets and liabilities of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Technology Fund and Fidelity Advisor Utilities Fund (the Funds), each a fund of the Fidelity Advisor Series VII, including the schedules of investments, as of July 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of July 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 19, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 76 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David A. Rosow (1942)

Year of Election or Appointment: 2013

Trustee

Mr. Rosow also serves as Trustee of other Fidelity® funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed oil refining, drilling and marketing of petroleum products (including specialty petroleum products), the recreation industry, and real estate development. Mr. Rosow currently serves as a Director of Oxbow Carbon LLC (upgraders, marketers, and distributors of petroleum byproducts of the oil refining process, 2015-present) and Oxbridge Academy of the Palm Beaches (2015-present). Previously, Mr. Rosow served on the Fairfield Country Day School Board for 27 years, including as its President for 3 years, stepping down in 2006, as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity® funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), a Director of Tesoro Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Except for Anthony R. Rochte, correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Donald F. Donahue (1950)

Year of Election or Appointment: 2015

Member of the Advisory Board

Mr. Donahue also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present) and a consultant for the Institute for Defense Analyses (national security, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2012-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Physicians for Human Rights (2013-present), and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Christopher S. Bartel (1971)

Year of Election or Appointment: 2009

Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present) and Fidelity Management & Research (Hong Kong) (investment adviser firm, 2012-present) and Head of Global Equity Research (2010-present). Previously, Mr. Bartel served as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016), Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as Group Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel serves as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2016 to July 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During Period-B February 1, 2016 to July 31, 2016
Fidelity Advisor Biotechnology Fund
Class A	1.04%
Actual		$1,000.00	$1,114.60	$5.47
Hypothetical-C		$1,000.00	$1,019.69	$5.22
Class T	1.39%
Actual		$1,000.00	$1,113.00	$7.30
Hypothetical-C		$1,000.00	$1,017.95	$6.97
Class C	1.79%
Actual		$1,000.00	$1,110.40	$9.39
Hypothetical-C		$1,000.00	$1,015.96	$8.97
Class I	.77%
Actual		$1,000.00	$1,116.50	$4.05
Hypothetical-C		$1,000.00	$1,021.03	$3.87
Fidelity Advisor Communications Equipment Fund
Class A	1.40%
Actual		$1,000.00	$1,205.40	$7.68
Hypothetical-C		$1,000.00	$1,017.90	$7.02
Class T	1.65%
Actual		$1,000.00	$1,203.50	$9.04
Hypothetical-C		$1,000.00	$1,016.66	$8.27
Class C	2.15%
Actual		$1,000.00	$1,200.00	$11.76
Hypothetical-C		$1,000.00	$1,014.17	$10.77
Class I	1.15%
Actual		$1,000.00	$1,205.80	$6.31
Hypothetical-C		$1,000.00	$1,019.14	$5.77
Fidelity Advisor Consumer Discretionary Fund
Class A	1.09%
Actual		$1,000.00	$1,096.30	$5.68
Hypothetical-C		$1,000.00	$1,019.44	$5.47
Class T	1.38%
Actual		$1,000.00	$1,094.70	$7.19
Hypothetical-C		$1,000.00	$1,018.00	$6.92
Class C	1.84%
Actual		$1,000.00	$1,092.20	$9.57
Hypothetical-C		$1,000.00	$1,015.71	$9.22
Class I	.82%
Actual		$1,000.00	$1,097.70	$4.28
Hypothetical-C		$1,000.00	$1,020.79	$4.12
Fidelity Advisor Electronics Fund
Class A	1.25%
Actual		$1,000.00	$1,264.40	$7.04
Hypothetical-C		$1,000.00	$1,018.65	$6.27
Class T	1.65%
Actual		$1,000.00	$1,261.70	$9.28
Hypothetical-C		$1,000.00	$1,016.66	$8.27
Class C	2.01%
Actual		$1,000.00	$1,258.80	$11.29
Hypothetical-C		$1,000.00	$1,014.87	$10.07
Class I	.90%
Actual		$1,000.00	$1,265.80	$5.07
Hypothetical-C		$1,000.00	$1,020.39	$4.52
Fidelity Advisor Energy Fund
Class A	1.11%
Actual		$1,000.00	$1,175.20	$6.00
Hypothetical-C		$1,000.00	$1,019.34	$5.57
Class T	1.38%
Actual		$1,000.00	$1,173.70	$7.46
Hypothetical-C		$1,000.00	$1,018.00	$6.92
Class C	1.83%
Actual		$1,000.00	$1,171.00	$9.88
Hypothetical-C		$1,000.00	$1,015.76	$9.17
Class I	.84%
Actual		$1,000.00	$1,176.60	$4.55
Hypothetical-C		$1,000.00	$1,020.69	$4.22
Fidelity Advisor Financial Services Fund
Class A	1.14%
Actual		$1,000.00	$1,094.30	$5.94
Hypothetical-C		$1,000.00	$1,019.19	$5.72
Class T	1.44%
Actual		$1,000.00	$1,092.90	$7.49
Hypothetical-C		$1,000.00	$1,017.70	$7.22
Class C	1.88%
Actual		$1,000.00	$1,090.70	$9.77
Hypothetical-C		$1,000.00	$1,015.51	$9.42
Class I	.83%
Actual		$1,000.00	$1,096.20	$4.33
Hypothetical-C		$1,000.00	$1,020.74	$4.17
Fidelity Advisor Health Care Fund
Class A	1.04%
Actual		$1,000.00	$1,115.20	$5.47
Hypothetical-C		$1,000.00	$1,019.69	$5.22
Class T	1.31%
Actual		$1,000.00	$1,113.70	$6.88
Hypothetical-C		$1,000.00	$1,018.35	$6.57
Class C	1.79%
Actual		$1,000.00	$1,111.00	$9.40
Hypothetical-C		$1,000.00	$1,015.96	$8.97
Class I	.78%
Actual		$1,000.00	$1,116.80	$4.11
Hypothetical-C		$1,000.00	$1,020.98	$3.92
Fidelity Advisor Industrials Fund
Class A	1.06%
Actual		$1,000.00	$1,154.70	$5.68
Hypothetical-C		$1,000.00	$1,019.59	$5.32
Class T	1.32%
Actual		$1,000.00	$1,153.20	$7.07
Hypothetical-C		$1,000.00	$1,018.30	$6.62
Class C	1.81%
Actual		$1,000.00	$1,150.60	$9.68
Hypothetical-C		$1,000.00	$1,015.86	$9.07
Class I	.79%
Actual		$1,000.00	$1,156.30	$4.24
Hypothetical-C		$1,000.00	$1,020.93	$3.97
Fidelity Advisor Technology Fund
Class A	1.09%
Actual		$1,000.00	$1,170.70	$5.88
Hypothetical-C		$1,000.00	$1,019.44	$5.47
Class T	1.35%
Actual		$1,000.00	$1,169.20	$7.28
Hypothetical-C		$1,000.00	$1,018.15	$6.77
Class C	1.84%
Actual		$1,000.00	$1,166.30	$9.91
Hypothetical-C		$1,000.00	$1,015.71	$9.22
Class I	.75%
Actual		$1,000.00	$1,172.50	$4.05
Hypothetical-C		$1,000.00	$1,021.13	$3.77
Fidelity Advisor Utilities Fund
Class A	1.11%
Actual		$1,000.00	$1,164.10	$5.97
Hypothetical-C		$1,000.00	$1,019.34	$5.57
Class T	1.41%
Actual		$1,000.00	$1,162.50	$7.58
Hypothetical-C		$1,000.00	$1,017.85	$7.07
Class C	1.87%
Actual		$1,000.00	$1,159.90	$10.04
Hypothetical-C		$1,000.00	$1,015.56	$9.37
Class I	.84%
Actual		$1,000.00	$1,165.70	$4.52
Hypothetical-C		$1,000.00	$1,020.69	$4.22

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended July 31, 2016, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Advisor Health Care Fund	$0
Fidelity Advisor Financial Services Fund	$0
Fidelity Advisor Industrials Fund	$31,385,115
Fidelity Advisor Consumer Discretionary Fund	$0
Fidelity Advisor Utilities Fund	$0
Fidelity Advisor Technology Fund	$0
Fidelity Advisor Energy Fund	$0
Fidelity Advisor Biotechnology Fund	$0
Fidelity Advisor Communications Equipment Fund	$352,771
Fidelity Advisor Electronics Fund	$ 0

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	Class A	Class T	Class B	Class C	Class I
Fidelity Advisor Health Care Fund
September, 2015	5%	5%	6%	5%	5%
Fidelity Advisor Financial Services Fund
December, 2015	97%	100%	100%	100%	79%
Fidelity Advisor Industrials Fund
September, 2015	100%	100%	0%	0%	100%
December, 2015	100%	100%	0%	0%	100%
Fidelity Advisor Consumer Discretionary Fund
September, 2015	100%	0%	0%	0%	100%
December, 2015	100%	0%	0%	0%	100%
Fidelity Advisor Utilities Fund
September, 2015	100%	100%	100%	100%	100%
December, 2015	100%	100%	100%	100%	100%
Fidelity Advisor Technology Fund
September, 2015	10%	11%	13%	12%	10%
Fidelity Advisor Energy Fund
September, 2015	100%	100%	0%	0%	100%
December, 2015	100%	100%	100%	100%	100%
Fidelity Advisor Biotechnology Fund
September, 2015	6%	7%	10%	8%	5%
Fidelity Advisor Communications Equipment Fund
December, 2015	100%	100%	0%	0%	100%
Fidelity Advisor Electronics Fund
September, 2015	10%	11%	11%	11%	10%
December, 2015	100%	100%	100%	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Class A	Class T	Class B	Class C	Class I
Fidelity Advisor Health Care Fund
September, 2015	8%	9%	9%	9%	8%
Fidelity Advisor Financial Services Fund
December, 2015	100%	100%	100%	100%	100%
Fidelity Advisor Industrials Fund
September, 2015	100%	100%	0%	0%	100%
December, 2015	100%	100%	0%	0%	100%
Fidelity Advisor Consumer Discretionary Fund
September, 2015	100%	0%	0%	0%	100%
December, 2015	100%	0%	0%	0%	100%
Fidelity Advisor Utilities Fund
September, 2015	100%	100%	100%	100%	100%
December, 2015	100%	100%	100%	100%	100%
Fidelity Advisor Technology Fund
September, 2015	13%	13%	15%	14%	12%
Fidelity Advisor Energy Fund
September, 2015	100%	100%	0%	0%	100%
December, 2015	100%	100%	100%	100%	100%
Fidelity Advisor Biotechnology Fund
September, 2015	7%	8%	12%	10%	7%
Fidelity Advisor Communications Equipment Fund
December, 2015	100%	100%	0%	0%	100%
Fidelity Advisor Electronics Fund
September, 2015	12%	13%	13%	13%	12%
December, 2015	100%	100%	100%	100%	100%

The funds will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

AFOC-ANN-0916
1.762411.115

Fidelity Advisor® Real Estate Fund Class A, Class T, Class C and Class I Annual Report July 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2016	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	11.53%	10.79%	6.38%
Class T (incl. 3.50% sales charge)	13.89%	11.05%	6.37%
Class C (incl. contingent deferred sales charge)	16.40%	11.26%	6.20%
Class I	18.61%	12.40%	7.28%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Real Estate Fund - Class A on July 31, 2006, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$18,556	Fidelity Advisor® Real Estate Fund - Class A
$21,089	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained modestly for the year ending July 31, 2016, overcoming persistent concern about global economic growth, uncertainty regarding U.S. monetary policy and the U.K.’s late-June vote to leave the European Union, dubbed Brexit. The S&P 500® index rose 5.61%, with larger-cap, value-oriented stocks and defensive sectors shining brightest. Volatility peaked in the early weeks of 2016, as continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009. Markets then rose beginning in February amid U.S. job gains, a broad rally in energy and materials markets, global economic stimulus and perceived softening of monetary policy by the U.S. Federal Reserve. The June 23 Brexit vote surprised markets and resulted in a sharp two-day decline for stocks, followed by a rebound as investor sentiment shifted and remained positive through July 31. For the year, dividend-rich telecom services (+26%), utilities (+23%) and consumer staples (+12%) led the way amid strong investor demand for yield. Industrials (+10%) and information technology (+10%) also outperformed, as did materials (+8%), despite a weak commodities environment overall. Conversely, a strong run for real estate stocks couldn’t keep financials (-4%) from losing ground, as low interest rates continued to squeeze bank profits.

Comments from Portfolio Manager Samuel Wald:  For the year, the fund’s share classes (excluding sales charges, if applicable) posted gains in the high teens that trailed the 20.92% return of the sector benchmark, the Dow Jones U.S. Select Real Estate Securities Index. The fund also far outstripped the broader S&P 500®. Versus the benchmark, the fund was hampered by security selection in the industrial/office, residential and hotels categories. Conversely, stock picking among health care and diversified real estate investment trusts (REITs), along with an underweighting in the lagging hotels group, helped the most. FelCor Lodging Trust was the fund’s biggest individual detractor by a wide margin, as the market appeared skeptical of the hotel company’s ability to reduce debt by selling lower-quality properties. Another large detractor was Digital Realty Trust, an operator of data centers that I chose to underweight in favor of competitors, DuPont Fabros and CoreSite, which together more than offset the former's negative impact. DuPont Fabros was not held at period end. In residential REITs, an overweighting in apartment operator Essex Property Trust hurt most. In contrast, the fund benefited from increased exposure to outperforming health care REITs Healthcare Realty Trust and Ventas. Our top individual contributor was DCT Industrial Trust, which produced strong results this period in line with growth in electronic commerce.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Simon Property Group, Inc.	11.9	11.7
Ventas, Inc.	5.8	5.0
Boston Properties, Inc.	5.8	5.4
AvalonBay Communities, Inc.	5.2	3.0
Public Storage	4.3	5.3
Extra Space Storage, Inc.	4.1	4.7
DCT Industrial Trust, Inc.	3.4	2.9
Mid-America Apartment Communities, Inc.	3.4	3.3
Urban Edge Properties	3.2	3.1
Essex Property Trust, Inc.	3.1	4.6
	50.2

Top Five REIT Sectors as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Apartments	17.2	18.2
REITs - Regional Malls	16.0	16.1
REITs - Office Property	15.4	13.0
REITs - Health Care	11.9	10.5
REITs - Shopping Centers	9.1	9.4

Asset Allocation (% of fund's net assets)

As of July 31, 2016
Stocks	98.5%
Short-Term Investments and Net Other Assets (Liabilities)	1.5%

As of January 31, 2016
Stocks	98.2%
Short-Term Investments and Net Other Assets (Liabilities)	1.8%

Investments July 31, 2016

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
Hotels, Restaurants & Leisure - 1.0%
Hotels, Resorts & Cruise Lines - 1.0%
Hilton Worldwide Holdings, Inc.	453,000	$10,505,070
Real Estate Investment Trusts - 97.5%
REITs - Apartments - 17.2%
American Homes 4 Rent Class A	251,300	5,453,210
AvalonBay Communities, Inc.	301,240	55,925,206
Equity Residential (SBI)	373,009	25,360,882
Essex Property Trust, Inc.	145,347	33,993,756
Mid-America Apartment Communities, Inc.	343,700	36,439,074
Monogram Residential Trust, Inc.	70,300	752,913
UDR, Inc.	741,600	27,609,768
		185,534,809
REITs - Diversified - 4.9%
Digital Realty Trust, Inc. (a)	100,200	10,466,892
Forest City Realty Trust, Inc.	822,835	19,460,048
Liberty Property Trust (SBI)	386,500	15,993,370
Vornado Realty Trust	60,083	6,452,914
		52,373,224
REITs - Health Care - 11.9%
HCP, Inc.	5,700	223,611
Healthcare Realty Trust, Inc.	849,600	30,721,536
Sabra Health Care REIT, Inc.	502,500	12,014,775
Ventas, Inc.	827,005	62,984,701
Welltower, Inc.	290,619	23,054,805
		128,999,428
REITs - Hotels - 4.0%
Ashford Hospitality Prime, Inc.	208,500	3,135,840
Chesapeake Lodging Trust	99,100	2,504,257
FelCor Lodging Trust, Inc.	1,936,289	12,295,435
Host Hotels & Resorts, Inc.	1,171,234	20,777,691
LaSalle Hotel Properties (SBI)	180,600	4,975,530
		43,688,753
REITs - Management/Investment - 4.1%
American Assets Trust, Inc.	109,100	5,005,508
Coresite Realty Corp.	257,200	21,226,716
Empire State Realty Trust, Inc.	877,800	18,425,022
		44,657,246
REITs - Manufactured Homes - 1.0%
Equity Lifestyle Properties, Inc.	134,403	11,053,303
REITs - Office Property - 15.4%
Boston Properties, Inc.	442,347	62,870,779
Douglas Emmett, Inc.	542,000	20,617,680
Highwoods Properties, Inc. (SBI)	305,700	17,033,604
Mack-Cali Realty Corp.	1,188,400	33,512,880
New York (REIT), Inc.	279,800	2,669,292
SL Green Realty Corp.	104,765	12,343,412
VEREIT, Inc.	1,539,500	17,026,870
		166,074,517
REITs - Regional Malls - 16.0%
General Growth Properties, Inc.	619,200	19,783,440
Pennsylvania Real Estate Investment Trust (SBI)	494,600	12,582,624
Simon Property Group, Inc.	565,450	128,379,769
Taubman Centers, Inc.	145,500	11,773,860
		172,519,693
REITs - Shopping Centers - 9.1%
Brixmor Property Group, Inc.	507,300	14,407,320
Cedar Shopping Centers, Inc.	1,449,643	11,655,130
DDR Corp.	100,400	1,981,896
Federal Realty Investment Trust (SBI)	85,302	14,475,749
Kite Realty Group Trust	252,732	7,685,580
Ramco-Gershenson Properties Trust (SBI)	508,322	10,085,108
Urban Edge Properties	1,143,841	34,212,284
WP Glimcher, Inc.	299,200	3,793,856
		98,296,923
REITs - Storage - 8.4%
Extra Space Storage, Inc.	519,900	44,721,798
Public Storage	192,150	45,908,478
		90,630,276
REITs - Warehouse/Industrial - 5.5%
DCT Industrial Trust, Inc.	727,050	36,512,451
Prologis, Inc.	281,077	15,315,886
Terreno Realty Corp.	252,600	7,034,910
		58,863,247

TOTAL REAL ESTATE INVESTMENT TRUSTS		1,052,691,419

TOTAL COMMON STOCKS
(Cost $759,119,511)		1,063,196,489

Money Market Funds - 2.0%
Fidelity Cash Central Fund, 0.42% (b)	20,227,702	20,227,702
Fidelity Securities Lending Cash Central Fund, 0.45% (b)(c)	1,463,000	1,463,000
TOTAL MONEY MARKET FUNDS
(Cost $21,690,702)		21,690,702
TOTAL INVESTMENT PORTFOLIO - 100.5%
(Cost $780,810,213)		1,084,887,191
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(5,445,658)
NET ASSETS - 100%		$1,079,441,533

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (c) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$51,737
Fidelity Securities Lending Cash Central Fund	987
Total	$52,724

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2016
Assets
Investment in securities, at value (including securities loaned of $1,389,318) — See accompanying schedule: Unaffiliated issuers (cost $759,119,511)	$1,063,196,489
Fidelity Central Funds (cost $21,690,702)	21,690,702
Total Investments (cost $780,810,213)		$1,084,887,191
Receivable for investments sold		11,881,143
Receivable for fund shares sold		1,489,359
Dividends receivable		283,939
Distributions receivable from Fidelity Central Funds		7,255
Other receivables		46,464
Total assets		1,098,595,351
Liabilities
Payable for investments purchased	$14,844,109
Payable for fund shares redeemed	1,845,130
Accrued management fee	481,298
Distribution and service plan fees payable	227,615
Other affiliated payables	212,772
Other payables and accrued expenses	79,894
Collateral on securities loaned, at value	1,463,000
Total liabilities		19,153,818
Net Assets		$1,079,441,533
Net Assets consist of:
Paid in capital		$747,791,692
Undistributed net investment income		2,886,835
Accumulated undistributed net realized gain (loss) on investments		24,686,028
Net unrealized appreciation (depreciation) on investments		304,076,978
Net Assets		$1,079,441,533
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($370,408,276 ÷ 14,287,287 shares)		$25.93
Maximum offering price per share (100/94.25 of $25.93)		$27.51
Class T:
Net Asset Value and redemption price per share ($199,430,553 ÷ 7,698,852 shares)		$25.90
Maximum offering price per share (100/96.50 of $25.90)		$26.84
Class C:
Net Asset Value and offering price per share ($86,754,543 ÷ 3,411,451 shares)(a)		$25.43
Class I:
Net Asset Value, offering price and redemption price per share ($422,848,161 ÷ 16,170,629 shares)		$26.15

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2016
Investment Income
Dividends		$25,270,164
Income from Fidelity Central Funds		52,724
Total income		25,322,888
Expenses
Management fee	$5,150,329
Transfer agent fees	2,168,383
Distribution and service plan fees	2,480,010
Accounting and security lending fees	315,013
Custodian fees and expenses	32,927
Independent trustees' fees and expenses	18,758
Registration fees	93,079
Audit	53,840
Legal	10,211
Miscellaneous	10,794
Total expenses before reductions	10,333,344
Expense reductions	(74,486)	10,258,858
Net investment income (loss)		15,064,030
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	29,473,051
Total net realized gain (loss)		29,473,051
Change in net unrealized appreciation (depreciation) on investment securities		119,116,271
Net gain (loss)		148,589,322
Net increase (decrease) in net assets resulting from operations		$163,653,352

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2016	Year ended July 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$15,064,030	$11,937,523
Net realized gain (loss)	29,473,051	43,067,889
Change in net unrealized appreciation (depreciation)	119,116,271	17,845,717
Net increase (decrease) in net assets resulting from operations	163,653,352	72,851,129
Distributions to shareholders from net investment income	(14,426,839)	(11,243,675)
Distributions to shareholders from net realized gain	(23,588,298)	(53,617,748)
Total distributions	(38,015,137)	(64,861,423)
Share transactions - net increase (decrease)	25,518,551	137,991,224
Total increase (decrease) in net assets	151,156,766	145,980,930
Net Assets
Beginning of period	928,284,767	782,303,837
End of period	$1,079,441,533	$928,284,767
Other Information
Undistributed net investment income end of period	$2,886,835	$2,441,287

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Real Estate Fund Class A

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$22.90	$22.57	$20.92	$19.83	$18.24
Income from Investment Operations
Net investment income (loss)A	.37	.30	.31	.22	.17
Net realized and unrealized gain (loss)	3.61	1.82	2.13	1.27	2.02
Total from investment operations	3.98	2.12	2.44	1.49	2.19
Distributions from net investment income	(.36)	(.30)	(.27)	(.23)	(.13)
Distributions from net realized gain	(.59)	(1.49)	(.52)	(.17)	(.47)
Total distributions	(.95)	(1.79)	(.79)	(.40)	(.60)
Net asset value, end of period	$25.93	$22.90	$22.57	$20.92	$19.83
Total ReturnB,C	18.33%	9.70%	12.34%	7.66%	12.81%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.09%	1.10%	1.16%	1.17%	1.19%
Expenses net of fee waivers, if any	1.09%	1.10%	1.16%	1.17%	1.19%
Expenses net of all reductions	1.08%	1.09%	1.15%	1.16%	1.18%
Net investment income (loss)	1.62%	1.32%	1.47%	1.06%	.98%
Supplemental Data
Net assets, end of period (000 omitted)	$370,408	$327,489	$274,136	$246,323	$199,303
Portfolio turnover rateF	62%	57%	83%	63%	48%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Real Estate Fund Class T

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$22.88	$22.55	$20.91	$19.82	$18.24
Income from Investment Operations
Net investment income (loss)A	.32	.25	.26	.17	.13
Net realized and unrealized gain (loss)	3.60	1.82	2.13	1.28	2.02
Total from investment operations	3.92	2.07	2.39	1.45	2.15
Distributions from net investment income	(.30)	(.25)	(.23)	(.19)	(.10)
Distributions from net realized gain	(.59)	(1.49)	(.52)	(.17)	(.47)
Total distributions	(.90)B	(1.74)	(.75)	(.36)	(.57)
Net asset value, end of period	$25.90	$22.88	$22.55	$20.91	$19.82
Total ReturnC,D	18.02%	9.46%	12.07%	7.43%	12.52%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.33%	1.34%	1.37%	1.38%	1.43%
Expenses net of fee waivers, if any	1.33%	1.34%	1.37%	1.38%	1.43%
Expenses net of all reductions	1.32%	1.33%	1.36%	1.38%	1.43%
Net investment income (loss)	1.38%	1.09%	1.26%	.85%	.73%
Supplemental Data
Net assets, end of period (000 omitted)	$199,431	$168,375	$138,783	$114,717	$86,987
Portfolio turnover rateG	62%	57%	83%	63%	48%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.90 per share is comprised of distributions from net investment income of $.303 and distributions from net realized gain of $.594 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Real Estate Fund Class C

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$22.49	$22.23	$20.61	$19.55	$18.03
Income from Investment Operations
Net investment income (loss)A	.19	.13	.15	.07	.04
Net realized and unrealized gain (loss)	3.54	1.78	2.10	1.26	1.98
Total from investment operations	3.73	1.91	2.25	1.33	2.02
Distributions from net investment income	(.20)	(.16)	(.11)	(.10)	(.03)
Distributions from net realized gain	(.59)	(1.49)	(.52)	(.17)	(.47)
Total distributions	(.79)	(1.65)	(.63)	(.27)	(.50)
Net asset value, end of period	$25.43	$22.49	$22.23	$20.61	$19.55
Total ReturnB,C	17.40%	8.85%	11.52%	6.89%	11.92%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.86%	1.87%	1.90%	1.90%	1.93%
Expenses net of fee waivers, if any	1.86%	1.87%	1.90%	1.90%	1.93%
Expenses net of all reductions	1.85%	1.86%	1.89%	1.89%	1.93%
Net investment income (loss)	.85%	.56%	.73%	.33%	.23%
Supplemental Data
Net assets, end of period (000 omitted)	$86,755	$79,291	$64,822	$75,461	$55,064
Portfolio turnover rateF	62%	57%	83%	63%	48%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Real Estate Fund Class I

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$23.09	$22.74	$21.07	$19.97	$18.36
Income from Investment Operations
Net investment income (loss)A	.43	.36	.36	.28	.22
Net realized and unrealized gain (loss)	3.64	1.83	2.15	1.27	2.03
Total from investment operations	4.07	2.19	2.51	1.55	2.25
Distributions from net investment income	(.41)	(.35)	(.32)	(.28)	(.17)
Distributions from net realized gain	(.59)	(1.49)	(.52)	(.17)	(.47)
Total distributions	(1.01)B	(1.84)	(.84)	(.45)	(.64)
Net asset value, end of period	$26.15	$23.09	$22.74	$21.07	$19.97
Total ReturnC	18.61%	9.99%	12.64%	7.92%	13.12%
Ratios to Average Net AssetsD,E
Expenses before reductions	.84%	.85%	.89%	.90%	.93%
Expenses net of fee waivers, if any	.83%	.85%	.89%	.90%	.93%
Expenses net of all reductions	.83%	.84%	.88%	.89%	.93%
Net investment income (loss)	1.87%	1.57%	1.74%	1.33%	1.23%
Supplemental Data
Net assets, end of period (000 omitted)	$422,848	$349,301	$298,932	$305,619	$283,054
Portfolio turnover rateF	62%	57%	83%	63%	48%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.01 per share is comprised of distributions from net investment income of $.413 and distributions from net realized gain of $.594 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2016

1. Organization.

Fidelity Advisor Real Estate Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period August 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$310,026,840
Gross unrealized depreciation	(9,199,095)
Net unrealized appreciation (depreciation) on securities	$300,827,745
Tax Cost	$784,059,446

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,913,878
Undistributed long-term capital gain	$27,935,262
Net unrealized appreciation (depreciation) on securities and other investments	$300,827,745

The tax character of distributions paid was as follows:

	July 31, 2016	July 31, 2015
Ordinary Income	$14,426,839	$ 11,243,675
Long-term Capital Gains	23,588,298	53,617,748
Total	$38,015,137	$ 64,861,423

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $578,191,801 and $576,090,042, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$814,280	$2,245
Class T	.25%	.25%	870,556	–
Class B	.75%	.25%	27,655	20,741
Class C	.75%	.25%	767,519	121,060
			$2,480,010	$144,046

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$56,774
Class T	9,749
Class B(a)	302
Class C(a)	11,001
$77,826

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$759,710.23
Class T	383,429.22
Class B	7,892.29
Class C	194,644.25
Class I	822,708.23
	$2,168,383

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $4,055 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,936 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $987.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $67,790 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $35.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $6,661.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2016	Year ended July 31, 2015
From net investment income
Class A	$5,067,842	$4,035,347
Class T	2,282,274	1,622,788
Class B	23,309	34,655
Class C	668,898	511,454
Class I	6,384,516	5,039,431
Total	$14,426,839	$11,243,675
From net realized gain
Class A	$8,321,843	$19,013,153
Class T	4,346,704	9,450,491
Class B	96,771	364,345
Class C	2,036,085	4,547,430
Class I	8,786,895	20,242,329
Total	$23,588,298	$53,617,748

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2016	Year ended July 31, 2015	Year ended July 31, 2016	Year ended July 31, 2015
Class A
Shares sold	4,736,671	6,477,452	$108,878,379	$150,703,408
Reinvestment of distributions	609,681	994,050	12,982,247	22,291,454
Shares redeemed	(5,361,287)	(5,315,431)	(121,804,208)	(122,321,981)
Net increase (decrease)	(14,935)	2,156,071	$56,418	$50,672,881
Class T
Shares sold	1,880,765	2,562,977	$42,893,613	$59,571,645
Reinvestment of distributions	305,958	484,775	6,498,077	10,861,687
Shares redeemed	(1,847,070)	(1,841,950)	(42,128,667)	(42,022,412)
Net increase (decrease)	339,653	1,205,802	$7,263,023	$28,410,920
Class B
Shares sold	1,732	16,002	$39,637	$364,459
Reinvestment of distributions	5,627	16,893	116,514	373,842
Shares redeemed	(177,126)	(115,814)	(4,084,276)	(2,618,545)
Net increase (decrease)	(169,767)	(82,919)	$(3,928,125)	$(1,880,244)
Class C
Shares sold	728,624	1,502,434	$16,601,869	$34,498,632
Reinvestment of distributions	120,168	210,658	2,492,064	4,650,868
Shares redeemed	(963,362)	(1,103,640)	(21,459,688)	(24,943,789)
Net increase (decrease)	(114,570)	609,452	$(2,365,755)	$14,205,711
Class I
Shares sold	6,231,007	6,270,229	$143,673,256	$146,901,080
Reinvestment of distributions	571,386	857,158	12,312,697	19,361,443
Shares redeemed	(5,761,958)	(5,142,590)	(131,492,963)	(119,680,567)
Net increase (decrease)	1,040,435	1,984,797	$24,492,990	$46,581,956

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VII and Shareholders of Fidelity Advisor Real Estate Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Real Estate Fund (the Fund), a fund of Fidelity Advisor Series VII, including the schedule of investments, as of July 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Real Estate Fund as of July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 14, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 76 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through SelectCo, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David A. Rosow (1942)

Year of Election or Appointment: 2013

Trustee

Mr. Rosow also serves as Trustee of other Fidelity® funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed oil refining, drilling and marketing of petroleum products (including specialty petroleum products), the recreation industry, and real estate development. Mr. Rosow currently serves as a Director of Oxbow Carbon LLC (upgraders, marketers, and distributors of petroleum byproducts of the oil refining process, 2015-present) and Oxbridge Academy of the Palm Beaches (2015-present). Previously, Mr. Rosow served on the Fairfield Country Day School Board for 27 years, including as its President for 3 years, stepping down in 2006, as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity® funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), a Director of Tesoro Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Except for Anthony R. Rochte, correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Donald F. Donahue (1950)

Year of Election or Appointment: 2015

Member of the Advisory Board

Mr. Donahue also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present) and a consultant for the Institute for Defense Analyses (national security, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2012-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Physicians for Human Rights (2013-present), and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Christopher S. Bartel (1971)

Year of Election or Appointment: 2009

Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present) and Fidelity Management & Research (Hong Kong) (investment adviser firm, 2012-present) and Head of Global Equity Research (2010-present). Previously, Mr. Bartel served as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016), Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as Group Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel serves as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2016 to July 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During Period-B February 1, 2016 to July 31, 2016
Class A	1.08%
Actual		$1,000.00	$1,194.20	$5.89
Hypothetical-C		$1,000.00	$1,019.49	$5.42
Class T	1.32%
Actual		$1,000.00	$1,192.20	$7.19
Hypothetical-C		$1,000.00	$1,018.30	$6.62
Class C	1.85%
Actual		$1,000.00	$1,189.50	$10.07
Hypothetical-C		$1,000.00	$1,015.66	$9.27
Class I	.82%
Actual		$1,000.00	$1,195.60	$4.48
Hypothetical-C		$1,000.00	$1,020.79	$4.12

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Real Estate Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Real Estate Fund
Class A	09/12/16	09/09/16	$0.082	$0.673
Class T	09/12/16	09/09/16	$0.067	$0.673
Class I	09/12/16	09/09/16	$0.099	$0.673
Class C	09/12/16	09/09/16	$0.035	$0.673

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2016, $28,936,190, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.04% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

ARE-ANN-0916
1.789690.113

Item 2.

Code of Ethics

As of the end of the period, July 31, 2016, Fidelity Advisor Series VII (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that David A. Rosow is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Rosow is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Real Estate Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Utilities Fund (the “Funds”):

Services Billed by Deloitte Entities

July 31, 2016 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Biotechnology Fund	$59,000	$-	$5,100	$1,300
Fidelity Advisor Communications Equipment Fund	$38,000	$-	$4,900	$900
Fidelity Advisor Consumer Discretionary Fund	$36,000	$-	$6,100	$900
Fidelity Advisor Electronics Fund	$36,000	$-	$5,200	$900
Fidelity Advisor Energy Fund	$38,000	$-	$7,300	$1,000
Fidelity Advisor Financial Services Fund	$38,000	$-	$6,900	$1,000
Fidelity Advisor Health Care Fund	$39,000	$-	$6,200	$1,200
Fidelity Advisor Industrials Fund	$37,000	$-	$6,100	$1,000
Fidelity Advisor Real Estate Fund	$41,000	$-	$6,100	$1,100
Fidelity Advisor Technology Fund	$53,000	$-	$6,100	$1,100
Fidelity Advisor Utilities Fund	$36,000	$-	$6,400	$900

July 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Biotechnology Fund	$38,000	$-	$4,700	$1,100
Fidelity Advisor Communications Equipment Fund	$38,000	$-	$4,700	$600
Fidelity Advisor Consumer Discretionary Fund	$37,000	$-	$5,800	$700
Fidelity Advisor Electronics Fund	$37,000	$-	$4,700	$600
Fidelity Advisor Energy Fund	$38,000	$-	$7,300	$800
Fidelity Advisor Financial Services Fund	$38,000	$-	$7,500	$700
Fidelity Advisor Health Care Fund	$38,000	$-	$5,800	$1,100
Fidelity Advisor Industrials Fund	$37,000	$-	$5,800	$800
Fidelity Advisor Real Estate Fund	$41,000	$-	$5,800	$800
Fidelity Advisor Technology Fund	$50,000	$-	$5,800	$900
Fidelity Advisor Utilities Fund	$36,000	$-	$6,500	$700

A Amounts may reflect rounding.

The following table presents fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity SelectCo, LLC (“SelectCo”) and entities controlling, controlled by, or under common control with SelectCo (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	July 31, 2016A	July 31, 2015A
Audit-Related Fees	$35,000	$-
Tax Fees	$10,000	$-
All Other Fees	$-	$175,000

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Funds, SelectCo (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	July 31, 2016 A	July 31, 2015 A
Deloitte Entities	$155,000	$610,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the Funds, taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and SelectCo’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series VII

By:	/s/Adrien E. Deberghes
Adrien E. Deberghes
President and Treasurer

Date:	September 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Adrien E. Deberghes
Adrien E. Deberghes
President and Treasurer

Date:	September 27, 2016

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	September 27, 2016